                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-3178

                          RIVERSOURCE BOND SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 7/31

Date of reporting period: 7/31

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
FLOATING RATE FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
JULY 31, 2008
(Prospectus also enclosed)

RIVERSOURCE FLOATING RATE FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH A HIGH LEVEL OF CURRENT INCOME AND,
AS A SECONDARY OBJECTIVE, PRESERVATION OF CAPITAL.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   10

Fund Expenses Example..............   12

Portfolio of Investments...........   15

Financial Statements...............   34

Notes to Financial Statements......   39

Report of Independent Registered
  Public Accounting Firm...........   60

Federal Income Tax Information.....   62

Board Members and Officers.........   63

Approval of Investment Management
  Services Agreement...............   67

Proxy Voting.......................   69



                     (DALBAR LOGO)

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The
Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
                         RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Floating Rate Fund (the Fund) Class A shares declined 1.85%
  (excluding sales charge) for the 12 months ended July 31, 2008.

> The Fund underperformed its benchmark, the unmanaged Credit Suisse First
  Boston Leveraged Loan Index, which fell 1.06% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended July 31, 2008)
--------------------------------------------------------------------------------



                                                         Since
                                             1 year  inception(a)
-----------------------------------------------------------------
RiverSource Floating Rate Fund
  Class A (excluding sales charge)           -1.85%     +1.82%
-----------------------------------------------------------------
Credit Suisse First Boston Leveraged Loan
  Index (unmanaged)                          -1.06%     +2.02%
-----------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 3.00% sales charge applicable to Class A shares of the Fund, which changed from 4.75% effective March 3, 2008, is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The index does not reflect the effects of sales charges, expenses and taxes.

It is not possible to invest directly in an index.

(a) Fund data is from Feb. 16, 2006. Credit Suisse First Boston Leveraged Loan Index data is from March 1, 2006.


--------------------------------------------------------------------------------
2  RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------

Matrix Chart

        DURATION
SHORT    INT.     LONG
                          HIGH
                          MEDIUM   QUALITY
   X                      LOW



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO STATISTICS
--------------------------------------------------------------------------------

Weighted average life(1)     .22 years
--------------------------------------
Weighted average loan and
  bond rating(2)                    BB
--------------------------------------




ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
--------------------------------------------------------------------------------

                  Total  Net expenses(a)
----------------------------------------
Class A           1.09%       1.01%
----------------------------------------
Class B           1.85%       1.77%
----------------------------------------
Class C           1.85%       1.76%
----------------------------------------
Class I           0.76%       0.70%
----------------------------------------
Class R4          1.05%       0.94%
----------------------------------------
Class R5(b)       0.81%       0.75%
----------------------------------------
Class W           1.20%       1.15%
----------------------------------------


(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2009, unless sooner terminated by discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 1.01% for Class A, 1.77% for Class B, 1.76% for Class C, 0.70% for Class I, 0.94% for Class R4, 0.75% for Class R5 and 1.15% for Class W.
(b) Inception date for Class R5 is July 24, 2008.

(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(2) WEIGHTED AVERAGE LOAN AND BOND RATING represents the average credit quality of the underlying loans and bonds in the portfolio.

The Floating Rate Fund invests primarily in floating rate loans, the market value of which may fluctuate, sometimes rapidly and unpredictably. The principal risks of investing in the Fund include liquidity risk, interest rate risk, credit risk, counterparty risk, highly leveraged transactions risk, derivatives risk, confidential information access risk, and impairment of collateral risk. Generally, when interest rates rise, the prices of fixed income securities fall, however, securities or loans with floating interest rates can be less sensitive to interest rate changes, but they may decline in value if their interest rates do not rise as much as interest rates in general. Limited liquidity may affect the ability of the Fund to purchase or sell floating rate loans and may have a negative impact on fund performance. The floating rate loans and securities in which the fund invests generally are lower-rated (non-investment grade) and are more likely to experience a default, which results in more volatile prices and more risk to principal and income than investment grade loans or securities. See the Fund's prospectus for information on these and other risks associated with the Fund.


--------------------------------------------------------------------------------
                         RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT JULY 31, 2008
                                                         SINCE
Without sales charge                           1 YEAR  INCEPTION
Class A (inception 2/16/06)                    -1.85%    +1.82%
----------------------------------------------------------------
Class B (inception 2/16/06)                    -2.59%    +1.06%
----------------------------------------------------------------
Class C (inception 2/16/06)                    -2.58%    +1.05%
----------------------------------------------------------------
Class I (inception 2/16/06)                    -1.65%    +2.10%
----------------------------------------------------------------
Class R4 (inception 2/16/06)                   -1.41%    +2.10%
----------------------------------------------------------------
Class W (inception 12/1/06)                    -1.97%    -0.73%
----------------------------------------------------------------

With sales charge
Class A (inception 2/16/06)                    -6.47%    -0.18%
----------------------------------------------------------------
Class B (inception 2/16/06)                    -7.21%    -0.40%
----------------------------------------------------------------
Class C (inception 2/16/06)                    -3.51%    +1.05%
----------------------------------------------------------------



AT JUNE 30, 2008
                                                         SINCE
Without sales charge                           1 YEAR  INCEPTION
Class A (inception 2/16/06)                    -3.96%    +2.32%
----------------------------------------------------------------
Class B (inception 2/16/06)                    -4.68%    +1.55%
----------------------------------------------------------------
Class C (inception 2/16/06)                    -4.68%    +1.54%
----------------------------------------------------------------
Class I (inception 2/16/06)                    -3.65%    +2.64%
----------------------------------------------------------------
Class R4 (inception 2/16/06)                   -3.55%    +2.59%
----------------------------------------------------------------
Class W (inception 12/1/06)                    -4.08%    -0.14%
----------------------------------------------------------------

With sales charge
Class A (inception 2/16/06)                    -8.50%    +0.23%
----------------------------------------------------------------
Class B (inception 2/16/06)                    -9.19%    +0.03%
----------------------------------------------------------------
Class C (inception 2/16/06)                    -5.58%    +1.54%
----------------------------------------------------------------



On March 3, 2008, the maximum sales charge for Class A shares changed from 4.75% to 3.00%. Class A share performance reflects the maximum sales charge of 4.75%, which was in effect at the beginning of all periods. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4, and Class W shares. Class I and Class R4 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.


--------------------------------------------------------------------------------
4  RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

At July 31, 2008, approximately 38% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible that RiverSource Floating Rate Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 49, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Floating Rate Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information of the Fund's expenses, see the discussions beginning on pages 12 and 46.

Dear Shareholders:

RiverSource Floating Rate Fund (the Fund) Class A shares declined 1.85% (excluding sales charge) for the 12 months ended July 31, 2008. The Fund underperformed its benchmark, the unmanaged Credit Suisse First Boston Leveraged Loan Index (CSFB Index), which fell 1.06% during the same period.

ASSET ALLOCATION & SECTOR DIVERSIFICATION(1)
(at July 31, 2008; % of portfolio assets)
---------------------------------------------------------------------

BONDS                                       8.4%
------------------------------------------------
Asset-Backed                                0.7%
------------------------------------------------

Commercial Mortgage-Backed                  2.2%
------------------------------------------------

Consumer Discretionary                      0.5%
------------------------------------------------

Consumer Staples                            0.2%
------------------------------------------------

Financials                                  0.4%
------------------------------------------------

Industrials                                 1.5%
------------------------------------------------

Materials                                   0.7%
------------------------------------------------

Mortgage-Backed                             1.5%
------------------------------------------------

Telecommunication                           0.4%
------------------------------------------------

Utilities                                   0.3%
------------------------------------------------

SENIOR LOANS                               83.0%
------------------------------------------------

Consumer Discretionary                     21.9%
------------------------------------------------

Consumer Staples                            4.9%
------------------------------------------------

Energy                                      1.7%
------------------------------------------------



--------------------------------------------------------------------------------
                         RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

Financials                                  2.4%
------------------------------------------------

Health Care                                 7.0%
------------------------------------------------

Industrials                                10.4%
------------------------------------------------

Materials                                   9.4%
------------------------------------------------

Telecommunication                          20.0%
------------------------------------------------

Utilities                                   5.3%
------------------------------------------------
CASH & CASH EQUIVALENTS                     8.6%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

QUALITY BREAKDOWN (at July 31, 2008; % of portfolio assets excluding cash equivalents and equities)
---------------------------------------------------------------------

AAA rating                                  4.5%
------------------------------------------------
A rating                                    0.3%
------------------------------------------------
BBB rating                                  3.4%
------------------------------------------------
BB rating                                  27.3%
------------------------------------------------
B rating                                   58.7%
------------------------------------------------
CCC rating                                  3.6%
------------------------------------------------
CC rating                                   1.9%
------------------------------------------------
Non-rated bonds                             0.3%
------------------------------------------------


Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of loans and bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, the Fund's investment manager, rates a security using an internal rating system when Moody's doesn't provide a rating.

SIGNIFICANT PERFORMANCE FACTORS
Floating rate assets, including leveraged bank loans, struggled through the annual period overall, as did the Fund's performance. In late July 2007, an unprecedented and dramatic dislocation in the credit markets began. This dislocation continued and accelerated through the rest of 2007 and into the first half of 2008, despite several brief rallies during the fiscal year. The fixed income markets in general -- and high yield debt instruments

--------------------------------------------------------------------------------
6  RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

and leveraged bank loans in particular -- rallied in October 2007 and then again in April and May 2008. A floating rate debt instrument is a bond or loan whose interest rate floats based on a market interest rate plus a premium. The floating rate asset's interest rate resets periodically to incorporate changes in the market rate. This compares to a fixed rate debt instrument, which is an asset with a fixed interest rate whose value can fluctuate based solely on the direction of market rates.

Through much of the year, turmoil in the subprime mortgage market spilled over into other parts of the debt and credit markets. Declining trends in loan prices and high yield debt overall triggered an increasing numbers of sellers in a downward spiral of selling pressure. The large money-center banks and investment banks attempted to bring to market a number of previously underwritten loan and high yield bond offerings to little avail. Following the April and May 2008 rally, during which the turmoil that engulfed the capital markets abated somewhat, the markets turned decidedly bearish again. Such bearishness re-surfaced as credit write-offs at banks exceeded earlier expectations, oil prices were materially higher than a year prior despite modest late-period declines, unemployment rates escalated and the housing market continued to decline. In addition, problems at Fannie Mae and Freddie Mac, the government seizure of Indy Mac, and ongoing problems of the monoline insurance companies weighed on investor confidence and increased pressure on the economic system as a whole.

Several other factors caused the high yield loan market to struggle in the last months of the annual


  We currently intend to continue to maintain the Fund's exposure to the higher quality segments of the leveraged bank loan and high yield floating rate universe.






--------------------------------------------------------------------------------
                         RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


period. Although the technical overhang of loans underwritten during the first half of 2007 was reduced materially over the 12-month reporting period, demand remained tepid. For example, the market for new collateralized loan obligations
(CLOs), a major source of demand in the loan market for the last several years, remained largely inaccessible. Mutual fund demand was generally flat to down, and the banks were hesitant to put their own capital at risk. These weak technical factors, along with increasingly disconcerting credit fundamentals, continued putting pressure on high yield loan prices.

CHANGES TO THE FUND'S PORTFOLIO
We increased the Fund's position in cash and cash alternatives during the annual period given heightened market volatility and our expectation that such volatility will continue over the remainder of the year. Higher cash balances also enabled us to take advantage of the heightened volatility by identifying and purchasing what we believed to be attractive loans and other securities on a relative value basis when opportunities presented themselves. While we focused on the higher quality segments of the leveraged bank loan and high yield debt markets throughout the period, we moved to purchasing a slightly higher quality mix of assets as the fiscal year progressed, given our belief that the next six to 12 months will likely continue to present economic challenges.

OUR FUTURE STRATEGY
We currently intend to continue to maintain the Fund's exposure to the higher quality segments of the leveraged bank loan and high yield floating rate universe. Given that we expect the high yield debt market, along with the broader fixed income market, to be quite volatile over the remainder of the year, we further intend to hold higher cash balances in the Fund than we have over the past few years. At the same time, should opportunities present themselves, we may continue to cautiously deploy some of the Fund's cash balances over the near term given the recent decline in high yield loan prices. Indeed, although we believe that corporate defaults will likely increase over the coming year due to the weak economy, there are still pockets of value in the leveraged bank loan universe in our view. Certain industries, such as health care and technology, for example, appear to be somewhat insulated from the general economic malaise. Also, while we generally remain concerned

--------------------------------------------------------------------------------
8  RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

about inflation and the weak U.S. dollar, certain credits in the high yield floating rate universe have benefited from this scenario. We intend to continue seeking to take advantage of these types of opportunistic situations over the next few quarters.

Regardless of economic or market conditions, we will continue to invest in a diversified portfolio of senior secured floating rate loans and bonds, as we seek to provide a high level of current income and, as a secondary objective, preserve capital.




Lynn Hopton                            Colin Lundgren, CFA(R)                 Yvonne E. Stevens
Portfolio Manager                      Portfolio Manager                      Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
                         RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT  9

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Floating Rate Fund Class A shares (from 3/1/06 to 7/31/08)* as compared to the performance of a widely cited performance index, the Credit Suisse First Boston (CSFB) Leveraged Loan Index. In comparing the Fund's Class A shares to this index, you should take into account the fact that the Fund's performance reflects a maximum sales charge of 4.75%, which changed to 3.00% effective March 3, 2008. Such charges are not reflected in the performance of the index. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from Feb. 16, 2006. Credit Suisse First Boston Leveraged Loan Index data is from March 1, 2006.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at July 31, 2008
                                                                 SINCE
                                                    1 YEAR   INCEPTION(3)
RIVERSOURCE FLOATING RATE FUND(1)
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $9,353       $9,956
-------------------------------------------------------------------------
        Average annual total return                 -6.47%       -0.18%
-------------------------------------------------------------------------
CREDIT SUISSE FIRST BOSTON LEVERAGED LOAN INDEX(2)
        Cumulative value of $10,000                 $9,894      $10,496
-------------------------------------------------------------------------
        Average annual total return                 -1.06%       +2.02%
-------------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
10  RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE FLOATING RATE FUND LINE GRAPH)

                          RIVERSOURCE FLOATING
                                RATE FUND            CREDIT SUISSE
                                 CLASS A             FIRST BOSTON
                             (INCLUDES SALES        LEVERAGED LOAN
                                CHARGE)(2)             INDEX(2)
                          --------------------    ------------------
3/1/06                          $9,525                $10,000
7/31/06                          9,831                 10,257
1/31/07                         10,218                 10,680
7/31/07                         10,143                 10,608
1/31/08                          9,950                 10,454
7/31/08                          9,956                 10,496




(1) On March 3, 2008, the maximum sales charge for Class A changed from 4.75% to 3.00%. Class A share performance reflects the maximum sales charge of 4.75%, which was in effect at the beginning of all periods.

(2) The Credit Suisse First Boston (CSFB) Leveraged Loan Index is an unmanaged market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market. The index reflects reinvestment of all distributions and changes in market prices.

(3) Fund data is from Feb. 16, 2006. Credit Suisse First Boston Leveraged Loan Index data is from March 1, 2006.


--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until July 31, 2008.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
12  RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

                                   BEGINNING         ENDING        EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                FEB. 1, 2008(A)  JULY 31, 2008  THE PERIOD(B)  EXPENSE RATIO
--------------------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------------------
  Actual(c)                          $1,000        $1,000.60        $5.27(d)       1.06%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,019.59        $5.32(d)       1.06%
--------------------------------------------------------------------------------------------

Class B
--------------------------------------------------------------------------------------------
  Actual(c)                          $1,000        $  996.80        $9.04(d)       1.82%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,015.81        $9.12(d)       1.82%
--------------------------------------------------------------------------------------------

Class C
--------------------------------------------------------------------------------------------
  Actual(c)                          $1,000        $  996.80        $8.99(d)       1.81%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,015.86        $9.07(d)       1.81%
--------------------------------------------------------------------------------------------

Class I
--------------------------------------------------------------------------------------------
  Actual(c)                          $1,000        $1,001.10        $3.73(d)        .75%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,021.13        $3.77(d)        .75%
--------------------------------------------------------------------------------------------

Class R4
--------------------------------------------------------------------------------------------
  Actual(c)                          $1,000        $1,002.30        $4.68(d)        .94%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,020.19        $4.72(d)        .94%
--------------------------------------------------------------------------------------------

Class R5
--------------------------------------------------------------------------------------------
  Actual(e)                          $1,000        $  999.60        $0.14(d)        .75%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,021.13        $3.77(d)        .75%
--------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                   BEGINNING         ENDING        EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                FEB. 1, 2008(A)  JULY 31, 2008  THE PERIOD(B)  EXPENSE RATIO
--------------------------------------------------------------------------------------------
Class W
--------------------------------------------------------------------------------------------
  Actual(c)                          $1,000        $  999.00        $5.91(d)       1.19%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,018.95        $5.97(d)       1.19%
--------------------------------------------------------------------------------------------


(a) Class R5 beginning account value is as of July 25, 2008 (when Class R5 commenced operations) for actual expense calculations, and as of Feb. 1, 2008 for hypothetical expense calculations.
(b) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Class R5 actual expenses are equal to the annualized expense ratio for Class R5 as indicated above, multiplied by the average account value over the period, multiplied by 7/366 (to reflect the period from July 25, 2008 to July 31, 2008).
(c) Based on the actual return for the six months ended July 31, 2008: +0.06% for Class A, -0.32% for Class B, -0.32% for Class C, +0.11% for Class I, +0.23% for Class R4 and -0.10% for Class W.
(d) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2009, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.01% for Class A, 1.77% for Class B, 1.76% for Class C, 0.70% for Class I, 0.94% for Class R4, 0.75% for Class R5 and 1.15% for Class W. Any amounts waived will not be reimbursed by the Fund. This change was effective Aug. 1, 2008. Had this change been in effect the entire six month period ended July 31, 2008, the actual expenses paid would have been: $5.02 for Class A, $8.79 for Class B, $8.74 for Class C, $3.48 for Class I and $5.72 for Class W; the hypothetical expenses paid would have been $5.07 for Class A, $8.87 for Class B, $8.82 for Class C, $3.52 for Class I and $5.77 for Class W. The actual and hypothetical expenses paid for Class R4 and Class R5 would have been the same as those expenses presented in the table above.
(e) Based on the actual return for Class R5 of -0.04% for the period from July 25, 2008 to July 31, 2008.


--------------------------------------------------------------------------------
14  RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

JULY 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



SENIOR LOANS (84.0%)(i)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
AEROSPACE & DEFENSE (1.0%)
AxleTech Intl
 2nd Lien Term Loan
 04-21-13                                9.30%         $500,000              $490,000
AxleTech Intl
 Tranche B Term Loan
 10-19-15                           4.47-4.80         1,000,000               950,000
Spirit AeroSystems
 Tranche B Term Loan
 09-30-13                                4.54         1,007,063               971,815
TransDigm
 Term Loan
 06-23-13                                4.80           800,000               773,000
Wesco Aircraft Hardware
 1st Lien Term Loan
 09-29-13                                5.06           778,000               743,636
Wesco Aircraft Hardware
 2nd Lien Term Loan
 03-28-14                                8.56           775,000               753,688
                                                                      ---------------
Total                                                                       4,682,139
-------------------------------------------------------------------------------------

AIRLINES (1.3%)
Delta Airlines
 2nd Lien Term Loan
 04-30-14                                5.71         1,806,750             1,183,421
Delta Airlines
 Synthetic Revolver Term Loan
 04-30-12                           2.15-4.46         2,277,000(n)          1,798,830
United Airlines
 Term Loan
 02-01-14                           4.50-4.75         1,958,611             1,419,445
US Airways
 Term Loan
 03-23-14                                4.96         2,821,500             1,843,370
                                                                      ---------------
Total                                                                       6,245,066
-------------------------------------------------------------------------------------

AUTOMOTIVE (4.2%)
Delphi
 Debtor In Possession
 Tranche B Term Loan
 12-31-08                                7.25           425,000(k)            420,750
Delphi
 Debtor In Possession
 Tranche C Term Loan
 12-31-08                                8.50         3,275,000(k)          2,903,484
Goodyear Engineered Product
 1st Lien Term Loan
 07-31-14                                5.30         1,042,125               911,859
Goodyear Engineered Product
 Delayed Draw Term Loan
 07-31-14                                4.97           149,250               130,594
Goodyear Tire & Rubber
 2nd Lien Term Loan
 04-30-14                                4.54         3,350,000             3,084,780
Mark IV
 2nd Lien Term Loan
 12-31-11                         11.14-11.68         1,000,000               413,330
Mark IV
 Tranche B Term Loan
 06-21-11                           7.14-7.72         1,225,271               894,448
Metaldyne
 Synthetic Letter of Credit
 01-11-12                           3.90-6.56           304,167(n)            183,008
Metaldyne
 Term Loan
 01-11-14                                6.50         2,068,333             1,244,454
Motorsports Aftermarket
 Tranche B Term Loan
 11-30-13                                5.30         1,255,875               879,113
Navistar Intl
 Revolving Credit Term Loan
 01-19-12                           6.05-6.85         1,186,667             1,100,633
Navistar Intl
 Term Loan
 01-19-12                           6.05-6.29         3,263,333             3,026,742


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT  15

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
AUTOMOTIVE (CONT.)
Oshkosh Truck
 Tranche B Term Loan
 12-06-13                           4.21-4.43%       $2,456,123            $2,232,002
Plastech Engineered Products
 1st Lien Term Loan
 02-12-13                                9.88           816,750(o)            249,109
TRW Automotive Acquisition
 Tranche B1 Term Loan
 02-09-14                           4.19-4.31         1,301,750             1,253,754
Visteon
 Term Loan
 06-13-13                                5.46         1,250,000               923,438
 12-13-13                                6.10         1,125,000               821,250
                                                                      ---------------
Total                                                                      20,672,748
-------------------------------------------------------------------------------------

BANKING (0.2%)
Ashtead Group
 Term Loan
 08-31-11                                4.50           875,900               827,726
-------------------------------------------------------------------------------------

BROKERAGE (0.3%)
Nuveen Investments
 Term Loan
 11-13-14                                5.46         1,795,500             1,658,970
-------------------------------------------------------------------------------------

CHEMICALS (4.8%)
Brenntag
 Acquisition Facility Term Loan
 01-18-14                                5.79           142,364(c)            129,729
Brenntag
 Tranche B2 Term Loan
 01-18-14                                5.79           582,636(c)            530,927
Celanese Credit Linked Deposit
 04-02-13                                2.46           600,000(c)            562,716
Celanese
 Term Loan
 04-02-14                                4.28           881,275(c)            826,512
Cognis Deutschland
 Tranche C 1st Lien Term Loan
 09-04-13                                4.81         3,050,000(c)          2,722,126
Georgia Gulf
 Tranche B Term Loan
 10-03-13                                4.96         1,364,969             1,263,087
Hercules
 Tranche B Term Loan
 10-08-10                                3.96         1,328,205             1,281,718
Hexion Specialty Chemicals
 Tranche C1 Term Loan
 05-05-13                                5.06           851,928               742,242
Hexion Specialty Chemicals
 Tranche C2 Term Loan
 05-05-13                                5.06           185,063               161,236
Hexion Specialty Chemicals
 Tranche C4 Term Loan
 05-05-13                                5.00         1,449,188             1,262,605
Huntsman Intl LLC
 Tranche B Term Loan
 04-19-14                                4.21         2,011,227             1,880,718
Ineos Group
 Tranche C2 Term Loan
 12-16-14                           4.88-5.38         1,807,779(c)          1,554,690
Invista Canada
 Tranche B2 Term Loan
 04-29-11                                4.30           878,016               829,726
Invista
 Tranche B1 Term Loan
 04-29-11                                4.30         1,621,400             1,532,223
ISP Chemical
 Term Loan
 06-04-14                           4.00-4.25         1,516,699             1,391,571
Lyondell Chemical
 Tranche B2 Term Loan
 TBD                                      TBD         1,950,000(g,h)        1,629,362
MacDermid
 Tranche B Term Loan
 04-12-14                                4.80           885,577               812,516
Millenium Chemicals
 1st Lien Term Loan
 05-15-14                                5.05         1,293,500             1,083,306
Millenium Chemicals
 2nd Lien Term Loan
 11-15-14                                8.55           825,000               610,500
PQ
 1st Lien Term Loan
 07-30-14                           5.92-6.05           750,000               704,063


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
CHEMICALS (CONT.)
Rockwood Specialties Group
 Tranche E Term Loan
 12-13-13                                4.30%       $1,062,459            $1,022,617
Univar
 Tranche B Term Loan
 10-10-14                                5.80         1,243,750(c)          1,147,359
                                                                      ---------------
Total                                                                      23,681,549
-------------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (1.3%)
Flowserve
 Tranche B Term Loan
 08-10-12                                4.31         2,863,843             2,770,769
Nacco Materials
 Delayed Draw Term Loan
 03-21-13                           4.46-4.83           980,000               857,500
Neff
 2nd Lien Term Loan
 11-30-14                                6.40         2,300,000             1,442,422
Xerium Technologies
 Tranche B Term Loan
 05-30-12                                8.30         1,197,564             1,053,856
                                                                      ---------------
Total                                                                       6,124,547
-------------------------------------------------------------------------------------

CONSUMER PRODUCTS (2.9%)
Amscan
 Term Loan
 05-25-13                           4.89-5.05         2,297,175             2,021,514
Chattem
 Tranche B Term Loan
 12-21-12                           4.41-4.54           523,208               508,820
Fender Musical Instruments
 Delayed Draw Term Loan
 06-09-14                                5.06           817,084               747,632
Fender Musical Instruments
 Tranche B Term Loan
 06-09-14                           5.05-5.17         1,617,826             1,480,311
Huish Detergents
 Tranche B 1st Lien Term Loan
 04-26-14                                4.81           864,941               786,015
Jarden
 Tranche B Term Loan
 01-24-12                                4.55         1,573,562             1,495,277
Jarden
 Tranche B3 Term Loan
 01-24-12                                5.30         1,496,223             1,448,718
Simmons
 Tranche D Term Loan
 12-19-11                           4.81-7.25         1,628,487             1,516,529
Spectrum Brands
 Letter of Credit
 03-30-14                                2.32            66,452                60,803
Visant
 Tranche C Term Loan
 12-21-11                                5.17         3,594,846             3,487,001
Weight Watchers Intl
 Tranche B Term Loan
 01-26-14                                4.31           591,000               573,270
                                                                      ---------------
Total                                                                      14,125,890
-------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (4.2%)
Alixpartners LLC
 Tranche B Term Loan
 10-12-13                                4.79         2,096,756             2,010,266
Contech Constructions Products
 Term Loan
 01-31-13                           4.47-4.77         2,239,423             1,934,302
Foamex Intl
 Tranche B 1st Lien Term Loan
 02-12-13                           5.71-7.25         2,136,167             1,708,934
Generac
 1st Lien Term Loan
 11-09-13                                5.29           881,151               710,904
Generac
 2nd Lien Term Loan
 05-09-13                                8.68           650,000               456,086
GenTek
 Term Loan
 02-28-11                           4.78-4.79         1,193,681             1,122,060
GPX Intl Tire
 Term Loan
 04-06-12                          9.72-11.00           896,046               698,916
Hillman Group
 Tranche B Term Loan
 03-31-11                                5.69         1,895,086             1,762,430
Johnson Diversey
 Delayed Draw Term Loan
 12-16-10                                4.78           237,058               225,205
Johnson Diversey
 Tranche B Term Loan
 12-16-11                                4.78         1,316,827             1,250,985


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT  17

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
DIVERSIFIED MANUFACTURING (CONT.)
New Customer Service
 Term Loan
 05-22-14                           5.15-5.30%       $2,088,910            $1,859,777
Rexnord Holdings
 Tranche B Term Loan
 07-21-13                                5.29         1,448,361             1,339,734
Rexnord Holdings
 Tranche B2 Term Loan
 07-19-13                                4.79         1,296,488             1,220,319
RSC Holding III
 2nd Lien Term Loan
 11-21-13                                6.30         1,412,617             1,148,924
Sensus Metering Systems
 Tranche B1 Term Loan
 12-17-10                           4.46-4.79         1,801,566             1,684,464
Sensus Metering Systems
 Tranche B2 Term Loan
 12-17-10                                4.46            46,429                43,411
Wire Rope Corp of America
 Term Loan
 02-07-14                                5.05         1,581,371             1,446,955
                                                                      ---------------
Total                                                                      20,623,672
-------------------------------------------------------------------------------------

ELECTRIC (4.5%)
AES
 Term Loan
 08-10-11                           5.10-7.00         1,571,429             1,541,304
ANP Funding I LLC
 Tranche A Term Loan
 07-29-10                                6.18           170,482               168,138
Bicent Power
 Tranche B 1st Lien Term Loan
 06-30-14                                4.81           112,796               104,336
Boston Generating LLC
 Revolver Term Loan
 12-20-13                                2.68            62,759                58,280
Boston Generating LLC
 Synthetic Letter of Credit
 12-20-13                                2.68           224,138               208,141
Boston Generating LLC
 Tranche B Term Loan
 12-20-13                                5.05           997,907               926,686
Calpine
 Term Loan
 03-29-14                                5.69         4,820,792             4,525,519
Coleto Creek Power LP
 2nd Lien Term Loan
 06-28-13                                6.80           686,000               572,810
Energy Future Holdings
 Tranche B2 Term Loan
 10-10-14                           5.96-6.48         1,236,801             1,161,171
La Paloma Generating LLC
 2nd Lien Term Loan
 08-16-13                                6.30         1,777,778             1,544,445
NE Energy
 2nd Lien Term Loan
 05-01-14                                7.31         1,000,000               897,500
NE Energy
 Synthetic Letter of Credit
 11-01-13                                5.31           179,675               170,991
NE Energy
 Tranche B Term Loan
 11-01-13                                5.31         1,462,563             1,391,878
NRG Energy
 Credit Linked Deposit
 TBD                                      TBD           490,818(g,h)          467,627
 02-01-13                                4.20           643,216               612,824
NRG Energy
 Term Loan
 TBD                                      TBD         1,003,244(g,h)          956,272
Reliant Energy
 Letter of Credit
 06-30-14                                2.35         1,650,000             1,584,000
TPF Generating Holding
 1st Lien Term Loan
 12-15-13                                4.80           594,391               569,379
TPF Generating Holding
 2nd Lien Term Loan
 12-15-14                                7.05         2,525,000             2,257,350
TPF Generating Holding
 Synthetic Letter of Credit
 12-15-13                                2.70           120,434               115,366
TPF Generating Holding
 Synthetic Revolver Term Loan
 12-15-13                                2.70            37,754                36,165
USPF Holdings LLC
 Term Loan
 04-11-14                                4.21         2,558,363             2,340,902
                                                                      ---------------
Total                                                                      22,211,084
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)

ENTERTAINMENT (3.3%)
24 Hour Fitness
 Tranche B Term Loan
 06-08-12                                4.97%         $895,420              $843,933
AMC Entertainment
 Term Loan
 01-26-13                                4.21         1,938,199             1,817,333
AMF Bowling Worldwide
 Tranche B 1st Lien Term Loan
 06-12-13                           5.20-5.63         1,262,250             1,003,489
Cedar Fair LP
 Term Loan
 08-30-12                                4.46           666,202               627,409
Cinemark USA
 Term Loan
 10-05-13                           4.43-4.93         3,076,994             2,911,605
Hit Entertainment
 2nd Lien Term Loan
 02-26-13                                8.29           500,000               412,500
Hit Entertainment
 Term Loan
 06-12-14                                4.79         1,482,610             1,300,990
MGM Holdings II
 Tranche B1 Term Loan
 04-08-12                                6.05         2,814,375             2,189,753
Natl CineMedia
 Term Loan
 02-13-15                                4.54           875,000               791,875
Regal Cinemas
 Term Loan
 11-10-10                                4.30           956,688               901,478
Six Flags Premier Parks
 Tranche B Term Loan
 04-30-15                           4.72-5.33         2,994,750             2,535,715
Universal City
 Term Loan
 06-09-11                           4.21-4.55           575,000               567,813
Warner Music Group
 Term Loan
 02-28-11                           4.46-4.80           382,960               356,873
                                                                      ---------------
Total                                                                      16,260,766
-------------------------------------------------------------------------------------

ENVIRONMENTAL (0.3%)
Allied Waste North America
 Tranche A Credit Linked Deposit
 03-28-14                                2.60           294,867               289,155
Allied Waste North America
 Tranche B Term Loan
 03-28-14                           3.96-4.57           606,680               594,546
EnviroSolutions Real Property
 Term Loan
 07-15-12                               11.50           699,713               629,742
                                                                      ---------------
Total                                                                       1,513,443
-------------------------------------------------------------------------------------

FOOD AND BEVERAGE (2.1%)
Advance Food
 1st Lien Term Loan
 03-15-14                                6.56           883,264               801,562
Advance Food
 Delayed Draw Term Loan
 03-15-14                                4.56            76,283                69,227
Aramark
 Letter of Credit
 01-26-14                                2.03            89,929                85,567
Aramark
 Term Loan
 01-26-14                                4.68         1,415,537             1,348,100
B&G Foods
 Tranche C Term Loan
 02-26-13                                4.65           621,739               596,870
Bolthouse Farms
 1st Lien Term Loan
 12-16-12                                5.06           487,500               468,609
Bumble Bee Seafoods LLC
 Tranche B Term Loan
 05-02-12                           5.01-5.12         2,000,000             1,915,000
Dean Foods
 Tranche B Term Loan
 04-02-14                           3.97-4.31         1,580,000             1,492,278
Fresh Start Bakeries
 2nd Lien Term Loan
 03-29-14                                8.44           525,000               451,500
Fresh Start Bakeries
 Term Loan
 09-30-13                                4.94           496,250               451,588


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT  19

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
FOOD AND BEVERAGE (CONT.)
Michael Foods
 Tranche B1 Term Loan
 11-21-10                           4.85-5.19%       $1,296,876            $1,274,181
OSI Group LLC
 Term Loan
 09-15-11                                4.80         1,344,429             1,320,901
                                                                      ---------------
Total                                                                      10,275,383
-------------------------------------------------------------------------------------

GAMING (5.6%)
Cannery Casino Resorts LLC
 1st Lien Delayed Draw Term Loan
 05-18-13                           4.93-5.05           830,315               784,648
Cannery Casino Resorts LLC
 1st Lien Term Loan
 05-18-12                                4.95         1,009,488               953,966
Cannery Casino Resorts LLC
 2nd Lien Term Loan
 05-18-13                                6.95         1,000,000               927,500
CCM Merger
 Tranche B 1st Lien Term Loan
 07-13-12                           4.64-4.81         2,225,901             2,025,569
Fontainebleau Las Vegas
 Delayed Draw Term Loan
 TBD                                      TBD           733,333(g,h,n)        592,775
Fontainebleau Las Vegas
 Tranche B Term Loan
 06-06-14                                5.92         1,466,667             1,185,551
Golden Nugget
 1st Lien Term Loan
 06-30-14                           4.46-4.47         1,081,818               933,068
Golden Nugget
 2nd Lien Term Loan
 06-30-14                                5.72         2,025,000             1,255,500
Golden Nugget
 Delayed Draw Term Loan
 TBD                                      TBD           515,152(g,h,n)        444,318
 06-30-14                           2.00-4.47           103,030                88,864
Greektown Casino LLC
 Incremental Tranche B Term Loan
 12-03-12                                7.50           252,335               232,989
Greektown Casino LLC
 Tranche B Term Loan
 12-03-12                                7.44           348,951               322,197
Greektown Holdings LLC
 Debtor In Possession
 Delayed Draw Term Loan
 TBD                                      TBD         4,347,963(g,h,k,n)    4,353,398
 12-03-12                                9.75         2,002,037(k)          2,004,539
Green Valley Ranch Gaming
 1st Lien Term Loan
 02-16-14                           4.64-4.80           808,466               650,815
Green Valley Ranch Gaming
 2nd Lien Term Loan
 08-16-14                                5.89         1,400,000               822,500
Greenwood Racing
 Term Loan
 11-28-11                                4.72         1,009,625               938,951
Herbst Gaming
 Delayed Draw Term Loan
 TBD                                      TBD           409,290(g,h,n)        296,326
 12-02-11                          9.13-11.22           396,000               286,704
Herbst Gaming
 Tranche B Term Loan
 TBD                                      TBD           590,710(g,h)          427,674
 12-02-11                          9.13-11.22           790,000               571,960
Penn Natl Gaming
 Tranche A Term Loan
 10-03-11                                3.96           474,419               456,927
Penn Natl Gaming
 Tranche B Term Loan
 10-03-12                           4.21-4.55           487,469               465,776
Seminole Tribe of Florida
 Tranche B1 Delayed Draw Term Loan
 03-05-14                           4.19-4.31           470,598               453,341
Seminole Tribe of Florida
 Tranche B2 Delayed Draw Term Loan
 03-05-14                                4.19         1,694,121             1,631,997
Seminole Tribe of Florida
 Tranche B3 Delayed Draw Term Loan
 03-05-14                                4.31         1,610,969             1,551,894
Venetian Casino Resort
 Tranche 1 Delayed Draw Term Loan
 05-23-14                                4.56           393,866               339,792


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
GAMING (CONT.)
Venetian Casino Resort
 Tranche B Term Loan
 05-23-14                                4.56%       $1,226,934            $1,058,489
Venetian Macao
 Tranche B Term Loan
 05-25-13                                5.06         1,250,000             1,206,638
                                                                      ---------------
Total                                                                      27,264,666
-------------------------------------------------------------------------------------

GAS PIPELINES (0.5%)
Calumet Lubricants
 Credit Linked Deposit
 01-03-15                                2.64           195,402               173,908
Calumet Lubricants
 Term Loan
 01-03-15                                6.68         1,473,373             1,311,302
CGG -- Compagnie Generale de Geophysique-Volnay
 Term Loan
 01-12-14                           4.46-4.80         1,194,750(c)          1,160,903
                                                                      ---------------
Total                                                                       2,646,113
-------------------------------------------------------------------------------------

HEALTH CARE (6.7%)
AGA Medical
 Tranche B Term Loan
 04-28-13                           4.70-4.72         1,087,745             1,022,480
AMN Healthcare Services
 Tranche B Term Loan
 11-02-11                                4.55           719,222               697,645
Biomet
 Term Loan
 09-25-13                                5.80         1,463,938             1,435,025
Capella Healthcare
 1st Lien Term Loan
 03-02-15                                6.75         1,122,188             1,077,300
Carestream Health
 1st Lien Term Loan
 04-30-13                           4.46-4.80         4,207,947             3,718,772
CHG Healthcare Services
 2nd Lien Term Loan
 12-20-12                                8.46           525,000               456,750
CHG Healthcare Services
 Synthetic Letter of Credit
 12-20-13                                2.68           155,000               144,538
CHG Healthcare Services
 Term Loan
 01-08-13                           4.96-5.29           610,700               569,478
Community Health Systems
 Delayed Draw Term Loan
 TBD                                      TBD            88,305(g,h,n)         83,316
Community Health Systems
 Term Loan
 07-25-14                           4.71-4.90         1,725,405             1,627,920
DaVita
 Tranche B1 Term Loan
 10-05-12                           3.97-4.30         1,025,000               985,117
Emdeon Business Services LLC
 1st Lien Term Loan
 11-16-13                                4.81         1,772,372             1,666,029
Emdeon Business Services LLC
 2nd Lien Term Loan
 05-16-14                                7.81           975,000               906,750
Hanger Orthopedics Group
 Tranche B Term Loan
 09-30-09                                4.39         1,215,160             1,154,402
HCA
 Tranche B Term Loan
 11-17-13                                5.05         1,494,444             1,404,778
Health Management Associates
 Tranche B Term Loan
 02-28-14                                4.55         1,277,399             1,178,567
Healthcare Partners
 Tranche B Term Loan
 10-31-13                                4.21           690,985               658,163
IASIS Healthcare
 Delayed Draw Term Loan
 03-14-14                                4.46           872,948               814,574
IASIS Healthcare
 Letter of Credit
 03-14-14                                2.36           226,460               211,317
IASIS Healthcare
 Tranche B Term Loan
 03-14-14                                4.46         2,523,196             2,354,469
Invacare
 Tranche B Term Loan
 02-12-13                           4.71-5.05           469,800               435,740
inVentiv Health
 Tranche B Term Loan
 10-05-11                                4.56           933,429               870,422
Inverness Medical
 1st Lien Term Loan
 06-26-14                                4.81         1,463,938             1,392,571


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT  21

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
HEALTH CARE (CONT.)
LifePoint Hospitals
 Tranche B Term Loan
 04-15-12                                4.27%         $710,565              $685,695
Natl Mentor Holding
 Synthetic Letter of Credit
 06-29-13                                4.60           464,821               400,908
Natl Mentor Holding
 Tranche B Term Loan
 06-29-13                                4.81         2,246,781             1,937,847
Royalty Pharma Finance Trust
 Tranche B Term Loan
 04-16-13                                5.05         1,079,027             1,074,311
Select Medical
 Tranche B Term Loan
 02-24-12                           4.63-6.00         1,222,483             1,133,853
Skilled Healthcare
 Term Loan
 06-15-12                           4.66-5.14           389,950               360,703
Stiefel Laboratories
 Delayed Draw Term Loan
 12-28-13                                5.04           381,547               361,516
Stiefel Laboratories
 Term Loan
 12-28-13                                5.04           976,416               925,154
Surgical Care Affiliates
 Term Loan
 12-29-14                                5.05           668,250               581,378
Vanguard Health Systems
 Term Loan
 09-23-11                                5.05           385,143               369,980
                                                                      ---------------
Total                                                                      32,697,468
-------------------------------------------------------------------------------------

HOME CONSTRUCTION (0.2%)
Rhodes Ranch
 1st Lien Term Loan
 11-21-10                                6.20           371,795               229,583
Standard Pacific
 Tranche B Term Loan
 05-05-13                                4.47           855,000               697,894
                                                                      ---------------
Total                                                                         927,477
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.1%)
Riverside Energy Center
 Term Loan
 06-24-11                                7.05           263,358               263,358
Rocky Mountain Energy Center
 Credit Linked Deposit
 06-24-11                                3.14            22,441                22,441
Rocky Mountain Energy Center
 Term Loan
 06-24-11                                7.05           142,369               142,369
                                                                      ---------------
Total                                                                         428,168
-------------------------------------------------------------------------------------

INTEGRATED ENERGY (0.2%)
Alon USA
 Term Loan
 06-22-13                           4.71-4.90         1,459,367             1,218,571
-------------------------------------------------------------------------------------

LIFE INSURANCE (0.5%)
Conseco
 Term Loan
 10-10-13                                4.46         2,907,450             2,544,019
-------------------------------------------------------------------------------------

MEDIA CABLE (2.8%)
Bresnan Communications
 Tranche B Term Loan
 09-29-13                                5.02           500,000               473,750
Cequel Communication
 1st Lien Term Loan
 11-05-13                           4.69-6.00         1,747,215             1,622,185
Charter Communications
 Incremental Term Loan
 03-06-14                                8.50         1,271,813             1,252,277
Charter Communications
 Term Loan
 09-06-14                           4.67-4.80           985,000               862,860
CSC Holdings
 Incremental Term Loan
 03-29-13                                4.21         2,463,378             2,329,592
Discovery Communications
 Tranche B Term Loan
 05-14-14                                4.80         1,830,939             1,782,877
Insight Midwest
 Tranche B Term Loan
 04-07-14                                4.47           646,129               621,272
Mediacom Communications
 Tranche D1 Term Loan
 01-31-15                           4.21-4.22           985,000               902,920


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
MEDIA CABLE (CONT.)
Mediacom Communications
 Tranche E Term Loan
 01-03-16                                6.50%         $775,000              $769,188
Mediacom Illinois LLC
 Tranche C Term Loan
 01-31-15                           4.21-4.22           985,000               902,506
NTL Telewest
 Tranche B4 Term Loan
 09-03-12                                4.80           394,622(c)            380,317
UPC Broadband Holding
 Term Loan
 03-31-13                                4.22           887,500               829,076
UPC Broadband Holding
 Tranche N1 Term Loan
 12-31-14                                4.22           112,500               105,094
Wave Division
 Tranche B Term Loan
 06-30-14                           5.40-5.45           718,200               653,562
                                                                      ---------------
Total                                                                      13,487,476
-------------------------------------------------------------------------------------

MEDIA NON CABLE (12.2%)
Advanstar
 1st Lien Term Loan
 05-31-14                                5.05         2,895,750             2,179,052
Advanstar
 2nd Lien Term Loan
 11-30-14                                7.80         1,475,000               914,500
American Media
 Term Loan
 01-31-13                                5.99           979,436               898,632
CanWest Media
 Tranche D Term Loan
 07-13-14                                4.65           685,250(c)            635,569
Cenveo
 Delayed Draw Term Loan
 06-21-13                                4.55            34,610                32,361
Cenveo
 Tranche C Term Loan
 06-21-13                                4.55         1,212,234             1,133,439
Citadel Broadcasting
 Tranche B Term Loan
 06-12-14                           4.10-4.44         2,325,000             1,890,992
CMP Susquehanna
 Term Loan
 05-05-13                                4.49         2,910,579             2,330,879
Cumulus Media
 Term Loan
 06-11-14                                4.21         1,792,059             1,532,210
CW Media Holdings
 Tranche B Term Loan
 02-16-15                                6.05         2,779,000             2,646,997
Deluxe Communications
 Tranche A Term Loan
 05-11-13                                4.73            96,409                83,394
Deluxe Communications
 Tranche B Term Loan
 05-11-13                           4.90-5.05         1,901,738             1,645,004
Deluxe Communications
 Tranche C Term Loan
 05-11-13                                5.05           178,038               154,003
DirecTV Holdings
 Tranche B Term Loan
 04-13-13                                3.96         1,829,421             1,782,771
Emmis Operating
 Tranche B Term Loan
 11-02-13                           4.46-4.80           697,269               611,421
F&W Publications
 1st Lien Term Loan
 08-05-12                                5.02         2,229,714             1,627,691
F&W Publications
 2nd Lien Term Loan
 08-05-13                                7.05         1,300,000               585,000
Gate House Media
 Delayed Draw Term Loan
 08-28-14                           4.65-4.80           665,761               410,868
Gate House Media
 Term Loan
 08-28-14                           4.65-4.93         3,759,239             3,319,977
Gray Television
 Tranche B Term Loan
 01-19-15                           3.97-4.29         2,684,535             2,293,050
Idearc
 Tranche B Term Loan
 11-17-14                           4.49-4.80           620,351               459,767
Intelsat
 Term Loan
 02-01-14                                5.29         3,219,850(c)          2,672,474
Intelsat
 Tranche B2A Term Loan
 01-03-14                                5.29           676,502               636,474


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT  23

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
MEDIA NON CABLE (CONT.)
Intelsat
 Tranche B2B Term Loan
 01-03-14                                5.29%         $676,299              $636,282
Intelsat
 Tranche B2C Term Loan
 01-03-14                                5.29           676,299               636,282
Lodgenet Entertainment
 Term Loan
 04-04-14                                4.81         2,823,250             2,533,867
MediaNews Group
 Tranche C Term Loan
 08-02-13                                6.25           937,203               763,820
NEP Broadcasting LLC
 Tranche B Term Loan
 02-16-14                                5.05         1,333,115             1,199,803
Newsday
 Term Loan
 TBD                                      TBD         1,450,000(g,h)        1,443,664
NextMedia Operating
 2nd Lien Term Loan
 11-15-13                               10.48           500,000               390,000
NextMedia Operating
 Tranche A Term Loan
 11-15-12                                6.46           279,927               255,434
NextMedia Operating
 Tranche B Delayed Draw Term Loan
 11-15-12                                6.46           124,412               113,526
Nielsen Finance VNU
 Term Loan
 08-09-13                                4.73         1,833,224             1,699,270
Penton Media
 1st Lien Term Loan
 02-01-13                           4.71-5.05           543,125               435,858
Penton Media
 2nd Lien Term Loan
 02-01-14                                7.80         1,700,000             1,181,500
Philadelphia Newspapers LLC
 Term Loan
 06-29-13                                7.50         2,599,830             1,629,235
Quebecor Media
 Tranche B Term Loan
 01-17-13                                4.79         1,856,165(c)          1,781,919
Reader's Digest Assn
 Term Loan
 03-02-14                           4.46-4.68         1,604,688             1,343,926
Revolution Studios
 2nd Lien Term Loan
 06-21-15                                9.47           525,000               435,750
Revolution Studios
 Tranche B Term Loan
 12-21-14                                6.22           859,883               791,093
RH Donnelly
 Tranche D2 Term Loan
 06-30-11                                6.75           746,196               705,155
Spanish Broadcasting System
 1st Lien Term Loan
 06-11-12                                4.56         3,434,185             2,678,663
Star Tribune
 2nd Lien Term Loan
 03-05-15                                8.80         2,100,000(o)            150,507
Tribune
 Tranche B Term Loan
 05-19-14                                5.79         3,588,750             2,548,013
Univision
 Term Loan
 09-29-14                           4.71-5.05         1,970,391             1,602,795
Van Wagner
 Delayed Draw Term Loan
 06-27-13                           5.80-8.13           277,900               250,110
Wenner Media LLC
 Term Loan
 10-02-13                                4.55         1,818,333             1,691,050
Yell Finance
 Tranche B1 Term Loan
 02-10-13                                4.46         1,575,000             1,366,974
Young Broadcasting
 Incremental Term Loan
 11-03-12                                5.31           157,373               130,619
Young Broadcasting
 Term Loan
 11-03-12                                5.31           936,992               777,704
Zuffa
 Term Loan
 06-19-15                                4.50           965,250               796,331
                                                                      ---------------
Total                                                                      59,445,675
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)

METALS (1.6%)
Aleris Intl
 Term Loan
 12-19-13                                4.50%       $1,160,791              $997,700
Algoma Steel
 Term Loan
 07-06-13                                4.96           690,896(c)            639,079
Edgen Murray
 1st Lien Term Loan
 05-11-14                           5.41-5.54           915,750               723,443
 05-14-14                           5.41-6.75         1,237,500             1,132,313
Edgen Murray
 2nd Lien Term Loan
 05-11-15                                8.94         1,000,000               870,000
Mueller Group
 Tranche B Term Loan
 05-24-14                           4.21-4.55         1,542,117             1,440,598
Noranda Aluminum
 Tranche B Term Loan
 05-18-14                                4.47           570,503               534,133
Novelis Canada
 Term Loan
 07-06-14                                4.81           533,672(c)            501,817
Novelis
 Term Loan
 07-06-14                                4.81         1,174,078(c)          1,103,997
                                                                      ---------------
Total                                                                       7,943,080
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (0.7%)
Dresser
 Tranche B 1st Lien Term Loan
 05-04-14                           4.71-4.97         2,216,900             2,121,307
Venoco
 Term Loan
 05-07-14                                6.69         1,300,000             1,238,250
                                                                      ---------------
Total                                                                       3,359,557
-------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.9%)
Ameritrade Holding
 Tranche B Term Loan
 12-31-12                                3.96           767,197               745,332
Asurion
 1st Lien Term Loan
 07-03-14                                5.78         2,950,000             2,765,625
JG Wentworth
 Term Loan
 04-14-14                                5.05         1,350,000             1,100,250
                                                                      ---------------
Total                                                                       4,611,207
-------------------------------------------------------------------------------------

OTHER INDUSTRY (2.0%)
Alliance Laundry
 Term Loan
 01-27-12                                5.29         2,424,974             2,346,162
Baldor Electric
 Term Loan
 TBD                                      TBD         1,028,580(g,h)        1,001,899
 01-31-14                           4.25-4.56           166,841               162,513
Blount
 Tranche B Term Loan
 08-09-10                                4.22         1,576,033             1,512,991
Chart Inds
 Term Loan
 10-17-12                           4.46-4.50           618,596               593,852
Education Mgmt LLC
 Tranche C Term Loan
 06-01-13                                4.56           339,919               309,666
Intelsat Jackson
 Term Loan
 02-01-14                                5.78         1,225,000(c)          1,059,625
Lender Processing Services
 Tranche B Term Loan
 07-02-14                                4.96           675,000               674,582
Trimas
 Tranche B Term Loan
 08-02-13                           4.71-5.05         1,768,048             1,582,403
Trimas
 Tranche B1 Term Loan
 08-02-11                                4.71           551,863               493,918
                                                                      ---------------
Total                                                                       9,737,611
-------------------------------------------------------------------------------------

OTHER UTILITY (0.3%)
BRSP LLC
 Term Loan
 07-13-09                                5.86         1,313,917             1,267,930
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT  25

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)

PACKAGING (2.2%)
Berry Plastics
 Tranche C Term Loan
 04-03-14                                4.78%         $994,949              $873,625
BWAY
 Tranche B Term Loan
 07-17-13                                4.50         1,106,579             1,040,184
Consolidated Container
 1st Lien Term Loan
 03-28-14                           4.71-5.05         2,814,375             2,171,769
Crown Americas
 Tranche B Term Loan
 11-15-12                                4.43           686,000               663,705
Graham Packaging
 Term Loan
 10-07-11                           4.88-5.06         1,140,350             1,085,762
Graphic Packaging Intl
 Incremental Term Loan
 05-16-14                           5.54-6.75         1,094,500             1,051,749
Graphic Packaging Intl
 Tranche B Term Loan
 05-16-14                           4.79-4.80         1,345,498             1,261,068
SCA Packaging
 2nd Lien Term Loan
 03-08-15                                8.31           850,000               255,000
SCA Packaging
 Tranche B Term Loan
 03-08-13                                5.56         1,110,938               716,555
Solo Cup
 Tranche B1 Term Loan
 02-28-11                           5.97-6.14         1,527,020             1,485,027
                                                                      ---------------
Total                                                                      10,604,444
-------------------------------------------------------------------------------------

PAPER (0.9%)
Appleton Papers
 Tranche B Term Loan
 06-05-14                           4.42-4.54           272,250               250,470
Georgia-Pacific
 Tranche B Term Loan
 12-20-12                           4.40-4.55         2,992,327             2,821,286
Smurfit-Stone Container Enterprises
 Credit Linked Deposit
 11-01-10                                2.71           892,150               861,174
Smurfit-Stone Container Enterprises
 Tranche B Term Loan
 11-01-11                           4.50-4.69            45,730                44,142
Smurfit-Stone Container Enterprises
 Tranche C Term Loan
 11-01-11                           4.50-4.69           130,630               126,094
Smurfit-Stone Container Enterprises
 Tranche C1 Term Loan
 11-01-11                                4.50           415,810               401,373
                                                                      ---------------
Total                                                                       4,504,539
-------------------------------------------------------------------------------------

PHARMACEUTICALS (0.4%)
Cardinal Health
 Term Loan
 04-10-14                                5.05         2,427,981             2,124,484
-------------------------------------------------------------------------------------

RAILROADS (0.3%)
RailAmerica
 Term Loan
 08-14-09                                6.79         1,385,320             1,378,393
 TBD                                      TBD            89,680(g,h)           89,232
                                                                      ---------------
Total                                                                       1,467,625
-------------------------------------------------------------------------------------

REFINING (0.7%)
Big West Oil LLC
 Delayed Draw Term Loan
 05-15-14                                4.46         1,320,000             1,201,200
Big West Oil LLC
 Tranche B Term Loan
 05-15-14                                4.46         1,056,000               960,960
Western Refining LLC
 Tranche B Term Loan
 05-30-14                                7.75         1,211,311             1,093,971
                                                                      ---------------
Total                                                                       3,256,131
-------------------------------------------------------------------------------------

REITS (0.4%)
Capital Automotive
 Tranche B Term Loan
 12-16-10                                4.23         2,190,622             2,074,519
-------------------------------------------------------------------------------------

RESTAURANTS (1.1%)
Arby's Restaurant Group
 Term Loan
 TBD                                      TBD         1,628,078(g,h)        1,525,640
Buffets
 Debtor in Possession
 Letter of Credit
 05-01-13                           2.70-9.71           233,333(k)            122,500


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
26  RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
RESTAURANTS (CONT.)
Buffets
 Debtor in Possession
 Term Loan
 11-01-13                                9.71%       $1,746,741(k)           $917,039
Dennys
 Credit Linked Deposit
 03-31-12                                2.46           178,833               170,339
Dennys
 Tranche B Term Loan
 03-31-12                           4.46-5.01           662,167               630,714
El Pollo Loco
 Tranche B Term Loan
 11-18-11                                5.30         1,258,237             1,107,249
OSI Restaurant Partners
 Term Loan
 06-14-13                                2.60            60,732                50,798
 06-14-14                                5.13           754,545               631,124
                                                                      ---------------
Total                                                                       5,155,403
-------------------------------------------------------------------------------------

RETAILERS (3.8%)
Davids Bridal
 Term Loan
 01-31-14                                4.80           447,733               382,252
Eddie Bauer
 Term Loan
 04-01-14                           5.72-6.06         2,377,485             1,830,663
General Nutrition Centers
 Term Loan
 03-16-12                           5.04-5.06         1,629,063             1,478,374
Gregg Appliances
 Term Loan
 07-31-13                                4.80           691,688               622,519
Jetro Holdings
 Term Loan
 07-02-14                                5.05         1,318,750             1,233,031
Lone Star
 Term Loan
 07-06-14                                5.16           693,000               620,235
Michaels Stores
 Term Loan
 10-31-13                                4.75         1,332,740             1,069,857
Neiman Marcus Group
 Term Loan
 04-06-13                                4.42         1,646,667             1,534,743
Orchard Supply Hardware
 Tranche B Term Loan
 12-21-13                                5.56         1,705,500             1,432,620
Pantry
 Delayed Draw Term Loan
 05-15-14                                4.22           326,958               291,810
Pantry
 Term Loan
 05-15-14                                4.22         1,135,750             1,013,657
Pep Boys-Manny Moe & Jack
 Term Loan
 01-27-11                                4.65         1,092,176             1,015,723
PETCO
 Term Loan
 10-26-13                           4.71-5.05         1,601,062             1,464,972
Rent-A-Center
 Term Loan
 06-30-12                           4.47-4.57           623,507               596,229
Sally Holdings LLC
 Tranche B Term Loan
 11-16-13                           4.96-5.14         1,132,398             1,077,035
Sport Authority
 Term Loan
 05-03-13                                5.05         2,205,000             1,780,538
Yankee Candle
 Term Loan
 02-06-14                           4.46-4.81         1,407,986             1,236,915
                                                                      ---------------
Total                                                                      18,681,173
-------------------------------------------------------------------------------------

SUPERMARKETS (--%)
Supervalu
 Tranche B Term Loan
 06-02-12                                3.64            65,516                61,801
-------------------------------------------------------------------------------------

TECHNOLOGY (3.1%)
Acxiom
 Term Loan
 09-15-12                           4.21-4.83           551,958               534,020
Affiliated Computer Services
 Term Loan
 03-20-13                                4.46           877,500               847,762
BearingPoint
 Credit Linked Deposit
 05-31-12                                6.85         2,250,000             1,710,000


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT  27

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
TECHNOLOGY (CONT.)
Freescale Semiconductor
 Term Loan
 12-02-13                                4.22%       $1,689,188            $1,519,881
Infor Global Solutions
 1st Lien Delayed Draw Term Loan
 07-28-12                                6.55           336,857               280,013
Infor Global Solutions
 1st Lien Term Loan
 07-28-12                                6.55           645,643               535,884
Infor Global Solutions
 2nd Lien Term Loan
 03-02-14                                9.05           600,000               367,500
Information Resources
 Term Loan
 05-16-14                           4.40-5.75         1,933,660             1,672,616
Info-USA
 Tranche B Term Loan
 02-14-12                                4.81         1,980,683             1,871,745
Metavante
 Tranche B Term Loan
 11-01-14                                4.62           846,625               803,235
Reynolds & Reynolds
 1st Lien Term Loan
 10-26-12                                4.80         1,320,638             1,223,241
Sabre
 Term Loan
 09-30-14                           4.46-4.80         1,166,169               912,527
Sensata Technologies
 Term Loan
 04-27-13                           4.41-4.54         1,471,228             1,279,968
SunGard Data Systems
 Term Loan
 02-28-14                                4.51           674,613               636,106
Verint Systems
 Term Loan
 05-25-14                                5.87         1,079,231               976,704
                                                                      ---------------
Total                                                                      15,171,202
-------------------------------------------------------------------------------------

TEXTILE (1.2%)
Levi Strauss & Co
 Term Loan
 03-27-14                                4.71         2,700,000             2,257,876
St. John Knits
 Tranche B Term Loan
 03-18-12                                5.46         1,921,457             1,786,955
William Carter
 Tranche B Term Loan
 07-14-12                           3.98-4.40         1,898,735             1,808,545
                                                                      ---------------
Total                                                                       5,853,376
-------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.2%)
Hertz
 Letter of Credit
 12-21-12                                2.80           611,207               561,167
Hertz
 Tranche B Term Loan
 12-21-12                                4.21           452,755               414,837
                                                                      ---------------
Total                                                                         976,004
-------------------------------------------------------------------------------------

WIRELESS (3.3%)
Alltel Communications
 Tranche B2 Term Loan
 05-15-15                                5.56         2,019,912             1,996,239
Cellular South
 Delayed Draw Term Loan
 TBD                                      TBD           592,336(g,h,n)        564,200
Cellular South
 Tranche B Term Loan
 05-29-14                           4.21-4.55         1,759,237             1,675,674
Centennial Cellular Operating LLC
 Term Loan
 02-09-11                           4.46-4.80         1,500,000             1,470,465
Crown Castle Intl
 Term Loan
 03-06-14                                4.30         1,246,843             1,164,764
Hawaiian Telecom
 Tranche C Term Loan
 04-30-12                                5.31           887,677               705,260
MetroPCS Wireless
 Tranche B Term Loan
 TBD                                      TBD         2,000,000(g,h)        1,904,260
 11-03-13                           4.75-5.13           997,462               949,713
Ntelos
 Tranche B Term Loan
 08-24-11                                5.27         1,752,314             1,716,532


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
28  RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
WIRELESS (CONT.)
PAETEC Communications
 Term Loan
 02-28-13                                4.96%         $626,719              $601,261
Trilogy Intl
 Term Loan
 06-29-12                                6.30         4,000,000             3,359,999
                                                                      ---------------
Total                                                                      16,108,367
-------------------------------------------------------------------------------------

WIRELINES (1.7%)
Alaska Communications System
 Incremental Term Loan
 02-01-12                                4.55         2,567,875             2,420,222
Iowa Telecommunications
 Tranche B Term Loan
 11-30-11                           4.54-4.56         1,500,000             1,417,500
Level 3 Communications
 Tranche B Term Loan
 03-13-14                           4.71-5.04           725,000               658,119
Time Warner Telecom
 Tranche B Term Loan
 01-07-13                                4.47         1,089,372             1,043,074
Windstream
 Tranche B1 Term Loan
 07-17-13                                4.29         2,945,250             2,839,014
                                                                      ---------------
Total                                                                       8,377,929
-------------------------------------------------------------------------------------
TOTAL SENIOR LOANS
(Cost: $462,934,536)                                                     $410,898,998
-------------------------------------------------------------------------------------



BONDS (8.5%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ASSET-BACKED (0.7%)
AmeriCredit Automobile Receivables Trust
 Series 2007-DF Cl A3A (FSA)
 07-06-12                                5.49%       $1,000,000(j)           $992,500
AmeriCredit Automobile Receivables Trust
 Series 2008-AF Cl A3 (FSA)
 12-12-12                                5.68         1,000,000(j)            959,531
Citibank Credit Card Issuance Trust
 Series 2006-B1 Cl B1
 03-07-11                                2.57           250,000(e)            247,174
Residential Asset Securities
 Series 2007-KS3 Cl M1S
 04-25-37                                2.84         3,000,000(e)          1,106,790
                                                                      ---------------
Total                                                                       3,305,995
-------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (2.1%)(F)
Bear Stearns Commercial Mtge Securities
 Series 2007-T28 Cl A1
 09-11-42                                5.42           950,795               943,533
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2007-CD4 Cl A2B
 12-11-49                                5.21         2,000,000             1,952,180
CS First Boston Mtge Securities
 Series 2004-C2 Cl A1
 05-15-36                                3.82           885,496               855,783
GMAC Commercial Mtge Securities
 Series 2004-C3 Cl A3
 12-10-41                                4.21         2,625,000             2,612,294
Greenwich Capital Commercial Funding
 Series 2003-C2 Cl A2
 01-05-36                                4.02           975,285               969,818
Merrill Lynch Mtge Trust
 Series 2008-C1 Cl A1
 02-12-51                                4.71         1,161,213             1,153,729
Wachovia Bank Commercial Mtge Trust
 Series 2003-C8 Cl A2
 11-15-35                                3.89         2,250,000             2,243,860
                                                                      ---------------
Total                                                                      10,731,197
-------------------------------------------------------------------------------------

MORTGAGE-BACKED (1.5%)(F)
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-OA11 Cl A3B1
 09-25-46                                2.64         1,728,796(e)          1,512,382
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-16 Cl 3A1B
 01-19-36                                2.80           421,333(b)            186,229


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT  29

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)
Lehman XS Trust
 Series 2006-16N Cl A1B
 11-25-46                                2.58%       $3,622,397(e)         $3,342,515
Merrill Lynch Alternative Note Asset
 Collateralized Mtge Obligation
 Series 2007-OAR1 Cl A1
 02-25-37                                2.63         4,204,303(e)          2,606,455
                                                                      ---------------
Total                                                                       7,647,581
-------------------------------------------------------------------------------------

AUTOMOTIVE (0.2%)
Goodyear Tire & Rubber
 12-01-09                                6.68         1,000,000(e)            990,000
-------------------------------------------------------------------------------------

BROKERAGE (0.2%)
Lehman Brothers Holdings
 Sr Nts
 03-23-09                                2.87         1,000,000(e)            963,838
-------------------------------------------------------------------------------------

BUILDING MATERIALS (0.3%)
CPG Intl I
 Sr Unsecured
 07-01-12                                9.90         2,000,000(e)          1,540,000
-------------------------------------------------------------------------------------

CHEMICALS (0.2%)
Hexion US Finance/Nova Scotia Finance
 Secured
 11-15-14                                7.18         1,000,000(e)            780,000
-------------------------------------------------------------------------------------

CONSUMER PRODUCTS (0.2%)
Clorox
 Sr Unsecured
 01-15-10                                4.20         1,000,000               992,042
-------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.2%)
ESCO
 12-15-13                                6.65         1,000,000(d,e)          940,000
-------------------------------------------------------------------------------------

ELECTRIC (0.3%)
DTE Energy
 Sr Unsecured Series A
 04-15-09                                6.65         1,500,000             1,520,237
-------------------------------------------------------------------------------------

ENTERTAINMENT (0.2%)
Universal City Florida Holding I/II
 Sr Nts
 05-01-10                                7.55         1,000,000(e)            970,000
-------------------------------------------------------------------------------------

METALS (0.2%)
Freeport-McMoRan Copper & Gold
 Sr Unsecured
 04-01-15                                5.88         1,000,000(e)          1,004,820
-------------------------------------------------------------------------------------

NON CAPTIVE DIVERSIFIED (0.2%)
Ford Motor Credit LLC
 Sr Unsecured
 04-15-12                                7.24         1,000,000(e)            949,513
-------------------------------------------------------------------------------------

RAILROADS (0.4%)
CSX
 Sr Unsecured
 11-01-09                                4.88         2,000,000             2,009,280
-------------------------------------------------------------------------------------

RESTAURANTS (0.1%)
Seminole Hard Rock Entertainment/Intl LLC
 Secured
 03-15-14                                5.28           675,000(d,e)          546,750
-------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (1.0%)
ERAC USA Finance
 04-30-09                                3.05         4,850,000(d,e)        4,771,692
-------------------------------------------------------------------------------------

WIRELESS (0.2%)
iPCS
 Secured
 05-01-13                                4.93         1,000,000(e)            890,000
-------------------------------------------------------------------------------------

WIRELINES (0.3%)
Level 3 Financing
 02-15-15                                6.70         1,500,000(e)          1,252,500
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $46,804,990)                                                       $41,805,445
-------------------------------------------------------------------------------------




MONEY MARKET FUND (8.7%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 2.54%              42,418,069(m)        $42,418,069
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $42,418,069)                                                       $42,418,069
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $552,157,595)(p)                                                  $495,122,512
=====================================================================================





See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
30  RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT

INVESTMENTS IN DERIVATIVES

FUTURES CONTRACTS OUTSTANDING AT JULY 31, 2008(l)


                             NUMBER OF                                  UNREALIZED
                             CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION       LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
------------------------------------------------------------------------------------
U.S. Treasury Note, 2-           42         $8,904,000   Sept. 2008       $78,020
  year
U.S. Treasury Note, 5-          (18)        (2,004,047)  Sept. 2008       (24,244)
  year
------------------------------------------------------------------------------------
Total                                                                     $53,776
------------------------------------------------------------------------------------



FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JULY 31, 2008



                            CURRENCY TO BE        CURRENCY TO BE       UNREALIZED    UNREALIZED
EXCHANGE DATE                  DELIVERED             RECEIVED         APPRECIATION  DEPRECIATION
------------------------------------------------------------------------------------------------
Aug. 27, 2008                      5,050,000               4,898,455     $157,819           $--
                           Australian Dollar             U.S. Dollar
------------------------------------------------------------------------------------------------
Aug. 27, 2008                         74,000                  70,504        1,037            --
                           Australian Dollar             U.S. Dollar
------------------------------------------------------------------------------------------------

Aug. 27, 2008                        986,000               1,958,354        7,326            --
                               British Pound             U.S. Dollar
------------------------------------------------------------------------------------------------

Aug. 27, 2008                      3,882,000               2,931,919       93,769            --
                          New Zealand Dollar             U.S. Dollar
------------------------------------------------------------------------------------------------

Aug. 27, 2008                         73,000                  54,018          647            --
                          New Zealand Dollar             U.S. Dollar
------------------------------------------------------------------------------------------------

Aug. 27, 2008                      2,955,533               2,967,000           --       (58,524)
                                 U.S. Dollar         Canadian Dollar
------------------------------------------------------------------------------------------------

Aug. 27, 2008                         39,148                  40,000           --           (92)
                                 U.S. Dollar         Canadian Dollar
------------------------------------------------------------------------------------------------

Aug. 27, 2008                      1,959,399               1,247,000           --       (16,652)
                                 U.S. Dollar  European Monetary Unit
------------------------------------------------------------------------------------------------

Aug. 27, 2008                      4,913,548              25,036,000           --       (37,362)
                                 U.S. Dollar         Norwegian Krone
------------------------------------------------------------------------------------------------
Aug. 27, 2008                         33,782                 174,000          107            --
                                 U.S. Dollar         Norwegian Krone
------------------------------------------------------------------------------------------------
Total                                                                    $260,705     $(112,630)
------------------------------------------------------------------------------------------------


NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on July 31, 2008.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At July 31, 2008, the value of foreign securities represented 3.6% of net assets.


--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT  31

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2008, the value of these securities amounted to $6,258,442 or 1.3% of net assets.

(e) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on July 31, 2008.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At July 31, 2008, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $16,203,332. See Note 1 to the financial statements.

(h) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(i) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(j) The following abbreviation is used in the portfolio security description to identify the insurer of the issue:

     FSA -- Financial Security Assurance

(k) The borrower filed for protection under Chapter 11 of the U.S. Federal bankruptcy code.

(l) At July 31, 2008, $23,400 was held in a margin deposit account as collateral to cover initial margin deposits on open interest rate futures contracts.

(m) Affiliated Money Market Fund -- See Note 5 to the financial statements. The rate shown is the seven-day current annualized yield at July 31, 2008.


--------------------------------------------------------------------------------
32  RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT

(n) At July 31, 2008, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                      UNFUNDED
     BORROWER                                        COMMITMENT
     ----------------------------------------------------------
     Cellular South                                    $567,479
     Community Health Systems                            88,305
     Delta Airlines                                   2,277,000
     Fontainebleau Las Vegas                            692,721
     Golden Nugget                                      618,182
     Greektown Holdings LLC                           4,310,473
     Herbst Gaming                                      722,003
     Metaldyne                                          304,655
     ----------------------------------------------------------
     Total                                           $9,580,818
     ----------------------------------------------------------


(o) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(p) At July 31, 2008, the cost of securities for federal income tax purposes was $552,873,668 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                            $527,064
     Unrealized depreciation                         (58,278,220)
     -----------------------------------------------------------
     Net unrealized depreciation                    $(57,751,156)
     -----------------------------------------------------------




HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT  33

FINANCIAL STATEMENTS -----------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2008


ASSETS
Investments in securities, at value
  Unaffiliated issuers (identified cost $509,739,526)          $452,704,443
  Affiliated money market fund (identified cost $42,418,069)     42,418,069
---------------------------------------------------------------------------
Total investments in securities (identified cost
  $552,157,595)                                                 495,122,512
Cash                                                              2,909,471
Capital shares receivable                                         1,581,518
Dividends and accrued interest receivable                         2,938,949
Receivable for investment securities sold                         5,253,711
Variation margin receivable                                           9,890
Unrealized appreciation on forward foreign currency contracts       260,705
Margin deposits on futures contracts                                 23,400
---------------------------------------------------------------------------
Total assets                                                    508,100,156
---------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders                                   214,699
Capital shares payable                                            1,031,748
Payable for investment securities purchased                      17,534,490
Unrealized depreciation on forward foreign currency contracts       112,630
Accrued investment management services fees                           8,162
Accrued distribution fees                                             2,957
Accrued transfer agency fees                                            598
Accrued administrative services fees                                    937
Accrued plan administration services fees                                 1
Other accrued expenses                                              153,732
---------------------------------------------------------------------------
Total liabilities                                                19,059,954
---------------------------------------------------------------------------
Net assets applicable to outstanding capital stock             $489,040,202
---------------------------------------------------------------------------



--------------------------------------------------------------------------------
34  RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT

JULY 31, 2008

REPRESENTED BY
Capital stock -- $.01 par value                                $    545,572
Additional paid-in capital                                      563,032,232
Undistributed net investment income                                 564,220
Accumulated net realized gain (loss)                            (18,268,590)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                    (56,833,232)
---------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                $489,040,202
---------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $261,075,201           29,120,778                       $8.97(1)
Class B                     $ 23,136,657            2,580,594                       $8.97
Class C                     $ 19,695,527            2,196,860                       $8.97
Class I                     $184,939,822           20,637,515                       $8.96
Class R4                    $    183,544               20,426                       $8.99
Class R5                    $      4,995                  556                       $8.98
Class W                     $      4,456                  497                       $8.97
-----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $9.25. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT  35

STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 2008


INVESTMENT INCOME
Income:
Interest                                                       $ 39,817,113
Income distributions from affiliated money market fund            1,646,211
---------------------------------------------------------------------------
Total income                                                     41,463,324
---------------------------------------------------------------------------
Expenses:
Investment management services fees                               3,509,190
Distribution fees
  Class A                                                           795,373
  Class B                                                           357,536
  Class C                                                           206,462
  Class W                                                                11
Transfer agency fees
  Class A                                                           282,605
  Class B                                                            34,050
  Class C                                                            18,850
  Class R4                                                               87
  Class W                                                                 9
Administrative services fees                                        398,924
Plan administration services fees -- Class R4                           434
Compensation of board members                                        10,710
Custodian fees                                                      172,752
Printing and postage                                                 74,051
Registration fees                                                    84,230
Professional fees                                                    59,398
Other                                                                20,468
---------------------------------------------------------------------------
Total expenses                                                    6,025,140
  Expenses waived/reimbursed by the Investment Manager and
    its affiliates                                                 (118,463)
  Earnings and bank fee credits on cash balances                     (9,470)
---------------------------------------------------------------------------
Total net expenses                                                5,897,207
---------------------------------------------------------------------------
Investment income (loss) -- net                                  35,566,117
---------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                         (16,385,882)
  Foreign currency transactions                                    (463,404)
  Futures contracts                                                  69,830
---------------------------------------------------------------------------
Net realized gain (loss) on investments                         (16,779,456)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                    (31,185,226)
---------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies           (47,964,682)
---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                   $(12,398,565)
---------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
36  RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS


YEAR ENDED JULY 31,                                                 2008           2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                $  35,566,117  $  36,318,662
Net realized gain (loss) on investments                          (16,779,456)    (1,920,483)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                             (31,185,226)   (24,982,363)
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                     (12,398,565)     9,415,816
-------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                      (19,372,179)   (22,325,035)
    Class B                                                       (1,961,535)    (2,397,515)
    Class C                                                       (1,088,568)      (854,391)
    Class I                                                      (12,557,487)   (10,321,408)
    Class R4                                                         (10,800)        (6,999)
    Class R5                                                              (4)           N/A
    Class W                                                             (271)          (217)
  Net realized gain
    Class A                                                               --       (234,094)
    Class B                                                               --        (29,312)
    Class C                                                               --         (9,636)
    Class I                                                               --        (95,686)
    Class R4                                                              --            (61)
    Class W                                                               --             (4)
-------------------------------------------------------------------------------------------
Total distributions                                              (34,990,844)   (36,274,358)
-------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT  37

YEAR ENDED JULY 31,                                                 2008           2007
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                               $ 246,523,767  $ 478,203,333
  Class B shares                                                   9,590,266     47,554,057
  Class C shares                                                  13,022,286     22,077,376
  Class I shares                                                  52,995,768    180,182,602
  Class R4 shares                                                    162,190        315,450
  Class R5 shares                                                      5,000            N/A
  Class W shares                                                          --          5,000
Reinvestment of distributions at net asset value
  Class A shares                                                  17,479,908     20,452,279
  Class B shares                                                   1,724,706      2,144,671
  Class C shares                                                     859,191        724,161
  Class I shares                                                  12,681,964     10,239,194
  Class R4 shares                                                     10,453          6,091
Payments for redemptions
  Class A shares                                                (402,884,034)  (244,227,361)
  Class B shares                                                 (33,243,971)   (22,447,455)
  Class C shares                                                 (16,181,465)    (4,409,220)
  Class I shares                                                 (50,340,700)   (56,217,508)
  Class R4 shares                                                   (274,065)       (56,014)
-------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                  (147,868,736)   434,546,656
-------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         (195,258,145)   407,688,114
Net assets at beginning of year                                  684,298,347    276,610,233
-------------------------------------------------------------------------------------------
Net assets at end of year                                      $ 489,040,202  $ 684,298,347
-------------------------------------------------------------------------------------------
Undistributed net investment income                            $     564,220  $     420,295
-------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
38  RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Floating Rate Fund (the Fund) is a series of RiverSource Bond Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Bond Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in floating rate loans and other floating rate debt securities. These debt obligations will generally be rated non-investment grade by recognized rating agencies (similar to "junk bonds") or be considered by the investment manager to be of comparable quality.

The Fund offers Class A, Class B, Class C, Class I, Class R4 and Class W shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership. Effective March 3, 2008, Class B shares were closed to new investors and new purchases.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

- Class W shares are sold without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

Effective Aug. 1, 2008, the Fund offers an additional class of shares, Class R5, to certain institutional investors. These shares are sold without a front-end sales charge or CDSC. On July 24, 2008, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) purchased 556 shares at $8.99 per share, which represented the initial capital in Class R5.

At July 31, 2008, RiverSource Investments and the RiverSource affiliated funds-of-funds owned 100% of Class I shares and the Investment Manager owned 100% of Class R5 and Class W shares. The Investment Manager and the affiliated funds-of-funds owned approximately 38% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g. distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT  39

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

INVESTMENTS IN LOANS
The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender's interest in a loan. The lead lender in a typical corporate loan syndicate

--------------------------------------------------------------------------------
40 RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership, or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Loans are typically secured but may be unsecured. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS AND UNFUNDED LOAN COMMITMENTS Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At July 31, 2008, the Fund has outstanding when-issued securities of $6,436,477 and other forward-commitments of $9,766,855.

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. These commitments are disclosed in the "Portfolio of Investments." At July 31, 2008, the Fund has entered into unfunded loan commitments of $9,580,818.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain or loss. Losses may arise due to changes in the value of the securities or if a counterparty does not perform under the terms of the agreement. If a counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. The Fund did not enter into any mortgage dollar roll transactions during the year ended July 31, 2008.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the

--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT 41 counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At July 31, 2008, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily upon the last sale price a the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized


--------------------------------------------------------------------------------
42 RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in

--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT 43 which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $431,348 and accumulated net realized loss has been decreased by $431,348.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED JULY 31,                          2008         2007
-----------------------------------------------------------------
CLASS A
Distributions paid from:
    Ordinary income....................  $19,372,179  $22,559,129
    Long-term capital gain.............           --           --
CLASS B
Distributions paid from:
    Ordinary income....................    1,961,535    2,426,827
    Long-term capital gain.............           --           --
CLASS C
Distributions paid from:
    Ordinary income....................    1,088,568      864,027
    Long-term capital gain.............           --           --
CLASS I
Distributions paid from:
    Ordinary income....................   12,557,487   10,417,094
    Long-term capital gain.............           --           --
CLASS R4
Distributions paid from:
    Ordinary income....................       10,800        7,060
    Long-term capital gain.............           --           --
CLASS R5
Distributions paid from:
    Ordinary income....................            4*         N/A
    Long-term capital gain.............           --          N/A
CLASS W
Distributions paid from:
    Ordinary income....................          271          221**
    Long-term capital gain.............           --           --


() *Class R5 is for the period from July 24, 2008 (inception date) to July 31,
    2008.

()**Class W is for the period from Dec. 1, 2006 (inception date) to July 31,
    2007.


--------------------------------------------------------------------------------
44  RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT

At July 31, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $    785,726
Undistributed accumulated long-term gain.......  $         --
Accumulated realized loss......................  $(17,326,421)
Unrealized appreciation (depreciation).........  $(57,782,208)


RECENT ACCOUNTING PRONOUNCEMENTS
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after Nov. 15, 2008. As of July 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning Aug. 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily. The

--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT  45

Fund recognizes certain facility fees as income over the expected term of the loan. The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonable assured.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.61% to 0.38% annually as the Fund's assets increase. The management fee for the year ended July 31, 2008 was 0.61% of the Fund's average daily net assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase. The fee for the year ended July 31, 2008 was 0.07% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2008, other expenses paid to this company were $2,302.

COMPENSATION OF BOARD MEMBERS
Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.


--------------------------------------------------------------------------------
46  RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $20.50 for Class A, $21.50 for Class B and $21.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Prior to Oct. 1, 2007, Ameriprise Financial Services, Inc. also served as a principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $1,219,000 and $119,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2008. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $305,169 for Class A, $44,894 for Class B and $30,080 for Class C for the year ended July 31, 2008.


--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT  47

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended July 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class A.............................................  1.06%
Class B.............................................  1.82
Class C.............................................  1.81
Class R4............................................  0.69


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A...........................................  $99,407
Class B...........................................   11,140
Class C...........................................    7,300
Class R4..........................................      182


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R4...........................................  $434


Under an agreement which was effective until July 31, 2008, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), would not exceed the following percentage of the Fund's average daily net assets:

Class A.............................................  1.06%
Class B.............................................  1.82
Class C.............................................  1.81
Class I.............................................  0.76
Class R4............................................  0.94
Class R5............................................  0.81
Class W.............................................  1.21


Effective Aug. 1, 2008, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until July 31, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), will not exceed the following percentage of the Fund's average daily net assets:

Class A.............................................  1.01%
Class B.............................................  1.77
Class C.............................................  1.76
Class I.............................................  0.70
Class R4............................................  0.94
Class R5............................................  0.75
Class W.............................................  1.15




--------------------------------------------------------------------------------
48  RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT

* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS
During the year ended July 31, 2008, the Fund's custodian and transfer agency fees were reduced by $9,470 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $232,431,465 and $373,822,229, respectively, for the year ended July 31, 2008. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                      YEAR ENDED JULY 31, 2008
                                       ISSUED FOR
                                       REINVESTED                        NET
                            SOLD     DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
------------------------------------------------------------------------------------
Class A                  26,495,372    1,863,171    (43,165,061)     (14,806,518)
Class B                   1,017,980      183,596     (3,582,624)      (2,381,048)
Class C                   1,406,427       91,574     (1,748,728)        (250,727)
Class I                   5,561,402    1,364,069     (5,473,481)       1,451,990
Class R4                     17,693        1,112        (28,709)          (9,904)
Class R5*                       556           --             --              556
------------------------------------------------------------------------------------


                                      YEAR ENDED JULY 31, 2007
                                       ISSUED FOR
                                       REINVESTED                        NET
                            SOLD     DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
------------------------------------------------------------------------------------
Class A                  47,504,443    2,033,719    (24,386,153)      25,152,009
Class B                   4,723,904      213,223     (2,235,703)       2,701,424
Class C                   2,193,765       72,018       (439,737)       1,826,046
Class I                  17,900,515    1,018,155     (5,600,524)      13,318,146
Class R4                     31,363          607         (5,546)          26,424
Class W**                       497           --             --              497
------------------------------------------------------------------------------------


() * For the period from July 24, 2008 (inception date) to July 31, 2008. ()** For the period from Dec. 1, 2006 (inception date) to July 31, 2007.


--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT  49

5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $650,675,285 and $608,257,217, respectively, for the year ended July 31, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at July 31, 2008, can be found in the Portfolio of Investments.

6. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended July 31, 2008.

7. CAPITAL LOSS CARRY-OVER AND POST-OCTOBER LOSS

For federal income tax purposes, the Fund had a capital loss carry-over of $3,522,163 at July 31, 2008, that if not offset by capital gains will expire as follows:


  2015        2016
$33,562    $3,488,601


Because the measurement periods for regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2008 and its fiscal year end ("post-October loss") as occurring on the first day of the following tax year. At July 31, 2008, the Fund had a

--------------------------------------------------------------------------------
50 RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT post-October loss of $13,804,258 that is treated for income tax purposes as occurring on Aug. 1, 2008.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. RISKS RELATING TO CERTAIN INVESTMENTS

FLOATING RATE LOAN RISK
The Fund invests primarily in floating rate loans, the market value of which may fluctuate, sometimes rapidly and unpredictably. The principal risks of investing in the Fund include liquidity risk, interest rate risk, credit risk, counterparty risk, highly leveraged transactions risk, derivatives risk, confidential information access risk, and impairment of collateral risk. Generally, when interest rates rise, the prices of fixed income securities fall, however, securities or loans with floating interest rates can be less sensitive to interest rate changes, but they may decline in value if their interest rates do not rise as much as interest rates in general. Limited liquidity may affect the ability of the Fund to purchase or sell floating rate loans and may have a negative impact on fund performance. The floating rate loans and securities in which the fund invests generally are lower rated (non-investment grade) and are more likely to experience a default, which results in more volatile prices and more risk to principal and income than investment grade loans or securities.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise

--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT  51

Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
52  RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                          2008         2007     2006(b)
Net asset value, beginning of period                 $9.70       $10.05       $10.00
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .58(c)       .67(c)       .25
Net gains (losses) (both realized and
 unrealized)                                          (.75)        (.35)         .06
------------------------------------------------------------------------------------
Total from investment operations                      (.17)         .32          .31
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.56)        (.66)        (.26)
Distributions from realized gains                       --         (.01)          --
------------------------------------------------------------------------------------
Total distributions                                   (.56)        (.67)        (.26)
------------------------------------------------------------------------------------
Net asset value, end of period                       $8.97        $9.70       $10.05
------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $261         $426         $189
------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.09%        1.07%        1.28%(f)
------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.06%        1.03%        1.00%(f)
------------------------------------------------------------------------------------
Net investment income (loss)                         6.19%        6.63%        6.05%(f)
------------------------------------------------------------------------------------
Portfolio turnover rate                                43%          91%          49%
------------------------------------------------------------------------------------
Total return(i)                                     (1.85%)       3.18%        3.21%(j)
------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.


--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT  53

CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                          2008         2007     2006(b)
Net asset value, beginning of period                 $9.70       $10.05       $10.00
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .52(c)       .59(c)       .22
Net gains (losses) (both realized and
 unrealized)                                          (.76)        (.35)         .06
------------------------------------------------------------------------------------
Total from investment operations                      (.24)         .24          .28
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.49)        (.58)        (.23)
Distributions from realized gains                       --         (.01)          --
------------------------------------------------------------------------------------
Total distributions                                   (.49)        (.59)        (.23)
------------------------------------------------------------------------------------
Net asset value, end of period                       $8.97        $9.70       $10.05
------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $23          $48          $23
------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.85%        1.83%        2.05%(f)
------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.82%        1.79%        1.77%(f)
------------------------------------------------------------------------------------
Net investment income (loss)                         5.52%        5.89%        5.60%(f)
------------------------------------------------------------------------------------
Portfolio turnover rate                                43%          91%          49%
------------------------------------------------------------------------------------
Total return(i)                                     (2.59%)       2.41%        2.87%(j)
------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.


--------------------------------------------------------------------------------
54  RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                          2008         2007     2006(b)
Net asset value, beginning of period                 $9.70       $10.05       $10.00
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .50(c)       .59(c)       .22
Net gains (losses) (both realized and
 unrealized)                                          (.74)        (.35)         .05
------------------------------------------------------------------------------------
Total from investment operations                      (.24)         .24          .27
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.49)        (.58)        (.22)
Distributions from realized gains                       --         (.01)          --
------------------------------------------------------------------------------------
Total distributions                                   (.49)        (.59)        (.22)
------------------------------------------------------------------------------------
Net asset value, end of period                       $8.97        $9.70       $10.05
------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $20          $24           $6
------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.85%        1.82%        2.04%(f)
------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.81%        1.78%        1.76%(f)
------------------------------------------------------------------------------------
Net investment income (loss)                         5.39%        5.85%        5.22%(f)
------------------------------------------------------------------------------------
Portfolio turnover rate                                43%          91%          49%
------------------------------------------------------------------------------------
Total return(i)                                     (2.58%)       2.40%        2.84%(j)
------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.


--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT  55

CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                          2008         2007     2006(b)
Net asset value, beginning of period                 $9.70       $10.05       $10.00
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .59(c)       .70(c)       .27
Net gains (losses) (both realized and
 unrealized)                                          (.74)        (.35)         .05
------------------------------------------------------------------------------------
Total from investment operations                      (.15)         .35          .32
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.59)        (.69)        (.27)
Distributions from realized gains                       --         (.01)          --
------------------------------------------------------------------------------------
Total distributions                                   (.59)        (.70)        (.27)
------------------------------------------------------------------------------------
Net asset value, end of period                       $8.96        $9.70       $10.05
------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $185         $186          $59
------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                          .76%         .75%         .99%(f)
------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                      .76%         .71%         .71%(f)
------------------------------------------------------------------------------------
Net investment income (loss)                         6.40%        6.98%        6.59%(f)
------------------------------------------------------------------------------------
Portfolio turnover rate                                43%          91%          49%
------------------------------------------------------------------------------------
Total return                                        (1.65%)       3.51%        3.35%(i)
------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.


--------------------------------------------------------------------------------
56  RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT

CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                          2008         2007     2006(b)
Net asset value, beginning of period                 $9.70       $10.05       $10.00
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .61(c)       .67(c)       .26
Net gains (losses) (both realized and
 unrealized)                                          (.73)        (.33)         .06
------------------------------------------------------------------------------------
Total from investment operations                      (.12)         .34          .32
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.59)        (.68)        (.27)
Distributions from realized gains                       --         (.01)          --
------------------------------------------------------------------------------------
Total distributions                                   (.59)        (.69)        (.27)
------------------------------------------------------------------------------------
Net asset value, end of period                       $8.99        $9.70       $10.05
------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--
------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.05%        1.02%        1.13%(f)
------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                      .69%         .90%         .85%(f)
------------------------------------------------------------------------------------
Net investment income (loss)                         6.54%        6.79%        6.22%(f)
------------------------------------------------------------------------------------
Portfolio turnover rate                                43%          91%          49%
------------------------------------------------------------------------------------
Total return                                        (1.41%)       3.33%        3.29%(i)
------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.


--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT  57

CLASS R5


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                      2008(b)
Net asset value, beginning of period                 $8.99
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .01
Net gains (losses) (both realized and
 unrealized)                                          (.01)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                        --
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.01)
Distributions from realized gains                       --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.01)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $8.98
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--
--------------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                                 .75%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         4.59%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                43%
--------------------------------------------------------------------------------------------------------------
Total return                                         (.04%)(g)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from July 24, 2008 to July 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) Not annualized.


--------------------------------------------------------------------------------
58  RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT

CLASS W


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                              2007(b-
Fiscal period ended July 31,                         2008          )
Net asset value, beginning of period                $9.70      $10.06
---------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                       .56         .44
Net gains (losses) (both realized and
 unrealized)                                         (.74)       (.37)
---------------------------------------------------------------------
Total from investment operations                     (.18)        .07
---------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.55)       (.42)
Distributions from realized gains                      --        (.01)
---------------------------------------------------------------------
Total distributions                                  (.55)       (.43)
---------------------------------------------------------------------
Net asset value, end of period                      $8.97       $9.70
---------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $--         $--
---------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.20%       1.19%(f)
---------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                    1.20%       1.15%(f)
---------------------------------------------------------------------
Net investment income (loss)                        6.00%       6.60%(f)
---------------------------------------------------------------------
Portfolio turnover rate                               43%         91%
---------------------------------------------------------------------
Total return                                       (1.97%)       .77%(i)
---------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 1, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.


--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT  59

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE FLOATING RATE FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Floating Rate Fund (the Fund) (one of the portfolios constituting the RiverSource Bond Series, Inc.) as of July 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
60  RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Floating Rate Fund of the RiverSource Bond Series, Inc. at July 31, 2008, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
September 22, 2008


--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT  61

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2008

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................      0.00%
    Dividends Received Deduction for corporations................      0.00%
    U.S. Government Obligations..................................      0.00%


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
62  RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 104 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Funds, 1999-2006; former Governor of  None
901 S. Marquette Ave.      1999                  Minnesota
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 53
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley College
Age 57
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 72
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Board member since    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      2002 and Chair of     College                                                  Inc. (manufactures
Minneapolis, MN 55402      the Board since 2007                                                           irrigation systems)
Age 69
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT  63

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceutical, Inc.
Minneapolis, MN 55402                            Biotech                                                  (biotechnology);
Age 64                                                                                                    Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. and President,
Financial Center           Vice President since  Chairman of the Board and Chief Investment Officer,
Minneapolis, MN 55474      2002                  RiverSource Investments, LLC since 2005; Director,
Age 47                                           President and Chief Executive Officer, Ameriprise
                                                 Certificate Company since 2006; Chairman of the Board,
                                                 Chief Executive Officer and President, RiverSource
                                                 Distributors, Inc. since 2006; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc. and Chairman of the Board and Chief
                                                 Investment Officer, RiverSource Investments, LLC, 2001-
                                                 2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


--------------------------------------------------------------------------------
64  RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           since 2006; Director and Vice President -- Asset
Minneapolis, MN 55474                            Management, Products and Marketing, RiverSource
Age 42                                           Distributors, Inc. since 2006; Managing Director and
                                                 Global Head of Product, Morgan Stanley Investment
                                                 Management, 2004-2006; President, Touchstone
                                                 Investments, 2002-2004
--------------------------------------------------------------------------------------------------------

Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 44                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Vice President -- Asset Management and Trust Company
5228 Ameriprise Financial  2006                  Services, RiverSource Investments, LLC since 2006; Vice
Center Minneapolis, MN                           President -- Operations and Compliance, RiverSource
55474                                            Investments, LLC, 2004-2006; Director of Product
Age 42                                           Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. since 2006; Vice
Minneapolis, MN 55474                            President, General Counsel and Secretary, Ameriprise
Age 49                                           Certificate Company since 2005; Vice President -- Asset
                                                 Management Compliance, Ameriprise Financial, Inc.,
                                                 2004-2005; Senior Vice President and Chief Compliance
                                                 Officer, USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Jennifer D. Lammers        Chief Compliance      U.S. Asset Management Chief Compliance Officer,
172 Ameriprise Financial   Officer since 2006    RiverSource Investments, LLC since 2006;
Center                                           Director -- Mutual Funds, Voyageur Asset Management,
Minneapolis, MN 55474                            2003-2006; Director of Finance, Voyageur Asset
Age 47                                           Management, 2000-2003
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT  65

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 44                                           American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
66  RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource Investments provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2008, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 9-10, 2008 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, particularly in the areas of trading systems, new product initiatives, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services

--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT  67

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


being performed under the IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2007. The Board observed that the Fund's investment performance was appropriate in light of the particular management style and market conditions involved.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board observed that the Fund's expense ratio (after considering proposed expense caps/waivers) approximated the peer group's median expense ratio. Based on its review, the Board concluded that

--------------------------------------------------------------------------------
68  RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 10, 2008, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                        RIVERSOURCE FLOATING RATE FUND -- 2008 ANNUAL REPORT  69

RIVERSOURCE FLOATING RATE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., Member FINRA, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C) 2008 RiverSource Distributors, Inc.                            S-6501 E (9/08)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE

INCOME OPPORTUNITIES FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
JULY 31, 2008
(Prospectus also enclosed)


RIVERSOURCE INCOME OPPORTUNITIES
FUND SEEKS TO PROVIDE SHAREHOLDERS
WITH A HIGH TOTAL RETURN THROUGH
CURRENT INCOME AND CAPITAL
APPRECIATION.

This annual report includes a prospectus that
describes in detail the Fund's objective, investment
strategy, risks, sales charges, fees and other
matters of interest. Please read the prospectus
carefully before you invest or send money.               (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------

Your Fund at a Glance...............      2

Manager Commentary..................      5

The Fund's Long-term Performance ...     10

Fund Expenses Example...............     12

Portfolio of Investments............     14

Financial Statements................     22

Notes to Financial Statements.......     25

Report of Independent Registered
   Public Accounting Firm...........     44

Federal Income Tax Information......     46

Board Members and Officers..........     47

Approval of Investment Management
   Services Agreement...............     51

Proxy Voting........................     53

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

                  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Income Opportunities Fund (the Fund) Class A shares gained 1.30%
  (excluding sales charge) for the 12 months ended July 31, 2008.

> The Fund performed in line with its benchmark, the unmanaged Merrill Lynch
  U.S. High Yield Cash Pay BB-B Rated Constrained Index, which advanced 1.37%.

> The Fund outperformed its peer group, as represented by the Lipper High
  Current Yield Bond Funds Index, which fell 1.19% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended July 31, 2008)
--------------------------------------------------------------------------------

                                                                     Since
                                  1 year    3 years    5 years    inception(a)
-----------------------------------------------------------------------------------
RiverSource Income
  Opportunities Fund Class A
  (excluding sales charge)        +1.30%    +3.48%     +6.46%       +5.88%
-----------------------------------------------------------------------------------
Merrill Lynch U.S. High Yield
  Cash Pay BB-B Rated
  Constrained Index
  (unmanaged)                     +1.37%    +3.64%     +6.54%       +6.08%
-----------------------------------------------------------------------------------
Lipper High Current Yield Bond
  Funds Index                     -1.19%    +3.14%     +6.35%       +6.08%
-----------------------------------------------------------------------------------

(a) Fund data is from June 19, 2003. Merrill Lynch U.S. High Yield Cash Pay BB-B Constrained Index and Lipper peer group data is from July 1, 2003.

(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

 2 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

STYLE MATRIX
----------------------------------------


        DURATION
SHORT    INT.     LONG
                           HIGH
                           MEDIUM        QUALITY
            X              LOW

Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO STATISTICS
----------------------------------------

Weighted average life(1)           5.7 years
--------------------------------------------
Effective duration(2)              4.0 years
--------------------------------------------
Weighted average bond rating(3)          BB-
--------------------------------------------

ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
----------------------------------------

                         Total      Net expenses
----------------------------------------------------
Class A                  1.17%         1.17%
----------------------------------------------------
Class B                  1.92%         1.92%
----------------------------------------------------
Class C                  1.92%         1.92%
----------------------------------------------------
Class I                  0.75%         0.75%
----------------------------------------------------
Class R4                 1.05%         1.01%(a)
----------------------------------------------------

(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 1.01% for Class R4.

(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.
(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

--------------------------------------------------------------------------------

                  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT JULY 31, 2008
                                                                     SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   INCEPTION
 Class A (inception 6/19/03)          +1.30%    +3.48%    +6.46%     +5.88%
--------------------------------------------------------------------------------
 Class B (inception 6/19/03)          +0.64%    +2.69%    +5.67%     +5.10%
--------------------------------------------------------------------------------
 Class C (inception 6/19/03)          +0.64%    +2.70%    +5.69%     +5.10%
--------------------------------------------------------------------------------
 Class I (inception 3/4/04)           +1.72%    +3.87%      N/A      +5.21%
--------------------------------------------------------------------------------
 Class R4 (inception 6/19/03)         +1.90%    +3.77%    +6.73%     +6.15%
--------------------------------------------------------------------------------

WITH SALES CHARGE
 Class A (inception 6/19/03)          -3.53%    +1.79%    +5.44%     +4.88%
--------------------------------------------------------------------------------
 Class B (inception 6/19/03)          -4.04%    +1.56%    +5.36%     +4.95%
--------------------------------------------------------------------------------
 Class C (inception 6/19/03)          -0.30%    +2.70%    +5.69%     +5.10%
--------------------------------------------------------------------------------

AT JUNE 30, 2008
                                                                    SINCE
WITHOUT SALES CHARGE                 1 YEAR   3 YEARS   5 YEARS   INCEPTION
 Class A (inception 6/19/03)         -0.76%   +4.18%    +6.26%      +6.17%
-------------------------------------------------------------------------------
 Class B (inception 6/19/03)         -1.51%   +3.39%    +5.46%      +5.38%
-------------------------------------------------------------------------------
 Class C (inception 6/19/03)         -1.61%   +3.36%    +5.47%      +5.36%
-------------------------------------------------------------------------------
 Class I (inception 3/4/04)          -0.35%   +4.57%      N/A       +5.52%
-------------------------------------------------------------------------------
 Class R4 (inception 6/19/03)        -0.29%   +4.46%    +6.52%      +6.43%
-------------------------------------------------------------------------------

WITH SALES CHARGE
 Class A (inception 6/19/03)         -5.51%   +2.51%    +5.22%      +5.14%
-------------------------------------------------------------------------------
 Class B (inception 6/19/03)         -6.09%   +2.25%    +5.15%      +5.23%
-------------------------------------------------------------------------------
 Class C (inception 6/19/03)         -2.53%   +3.36%    +5.47%      +5.36%
-------------------------------------------------------------------------------

Class A share performance reflects the maximum sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to institutional investors only.

--------------------------------------------------------------------------------

 4 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

At July 31, 2008, approximately 29% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible RiverSource Income Opportunities Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 35, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Income Opportunities Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 12 and 32.

Dear Shareholder,

RiverSource Income Opportunities Fund (the Fund) Class A shares gained 1.30% (excluding sales charge) for the 12 months ended July 31, 2008. The Fund performed in line with its benchmark, the unmanaged Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index (Merrill Lynch Index), which advanced 1.37%. The Fund outperformed its peer group, as represented by the Lipper High Current Yield Bond Funds Index, which fell 1.19% during the same period.

QUALITY BREAKDOWN
(at July 31, 2008; % of portfolio assets excluding cash
equivalents and equities)
-----------------------------------------------------------------

AAA bonds                                            0.1%
--------------------------------------------------------------
BBB bonds                                            5.2%
--------------------------------------------------------------
BB bonds                                            42.9%
--------------------------------------------------------------
B bonds                                             46.4%
--------------------------------------------------------------
CCC bonds                                            5.4%
--------------------------------------------------------------

Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of loans and bonds, using 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, the Fund's investment manager, rates a security using an internal rating system when Moody's doesn't provide a rating.

--------------------------------------------------------------------------------

                  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

SIGNIFICANT PERFORMANCE FACTORS
The Fund benefited most from its significant allocations to and security selection within the energy and health care industries, which generally performed well. Energy benefited from soaring oil and gas prices; health care proved to be a defensive sector in a challenging market. Oil and gas exploration and production company SANDRIDGE ENERGY and oilfield services provider DRESSER were particularly strong performers in the energy industry. Related to the energy industry, utilities company WILLIAMS COS., which specializes in natural gas pipelines, also performed well. In health care, OMNICARE, which primarily provides pharmaceuticals and related pharmacy services to long-term care institutions, was an outstanding individual performer. Elsewhere, wireline company WINDSTREAM performed well, as regional local exchange carriers proved to be a rather defensive industry. CARDTRONICS, an ATM provider, was another strong performer, advancing primarily on increased market share earned through several new contract wins, including that of the 7-ELEVEN store chain. ASURION, a cell phone insurance provider, also contributed positively to Fund performance. We sold the Fund's position in ASURION toward the end of the annual period, taking a profit. The Fund's results were also helped during the period by having only modest exposure to the autos, auto parts and suppliers, and auto finance areas and to publishing, as each of these industries lagged during the period.

TOP TEN HOLDINGS (at July 31, 2008; % of portfolio assets)
-----------------------------------------------------------------

Energy Future Holdings 10.88% 2017                   2.4%
--------------------------------------------------------------
IPALCO Enterprises 8.63% 2011                        2.2%
--------------------------------------------------------------
SandRidge Energy 8.63% 2015                          2.0%
--------------------------------------------------------------
Nextel Communications 7.38% 2015                     1.7%
--------------------------------------------------------------
DRS Technologies 6.63% 2016                          1.7%
--------------------------------------------------------------
Cott Beverages USA 8.00% 2011                        1.6%
--------------------------------------------------------------
Southern Star Central 6.75% 2016                     1.5%
--------------------------------------------------------------
Salem Communications Holding 7.75% 2010              1.5%
--------------------------------------------------------------
EchoStar DBS 7.13% 2016                              1.4%
--------------------------------------------------------------
Communications & Power Inds 8.00% 2012               1.4%
--------------------------------------------------------------

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------

 6 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

We strive to select the right bonds while maintaining a diligent review of potential credit risks at individual companies.

Conversely, having only modest exposure to the software services and metals and mining industries, which each outpaced the Merrill Lynch Index, detracted from the Fund's results. A more sizable allocation to the broadcasting/media industry, which performed poorly due to a decline in advertising spending during the period, further detracted.
Several individual positions also hurt the Fund's performance. A position in auto loan company TRIAD
ACQUISITION hurt, as this holding was driven down by widespread troubles in the consumer finance market.
ALION SCIENCE AND TECHNOLOGY, whose main client is the U.S. Defense Department, also detracted from the Fund's performance, as it missed some analysts' expectations with its revenue results and was downgraded during the period. Mexican glass maker
VITRO was weak for no fundamental reason of its own, but rather got swept by the broad brushstrokes of a correction in the emerging market debt market.
Wireless company SPRINT NEXTEL also performed poorly during the period, although a recent change in its management provides reason for optimism for its prospects ahead. Indeed, based on our ongoing credit research, we maintained the Fund's positions in each of these weak performers, as we continued to like their fundamentals and were constructive on their prospects going forward.

The Fund outpaced its Lipper peer group due primarily to effective security selection and industry allocation during the annual period. Also helping in part was the fact that the Fund does not buy bonds rated CCC by both rating agencies. Bonds rated CCC, the riskiest area of the high yield bond market, underperformed bonds rated BB and B during the annual period.

--------------------------------------------------------------------------------

                  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

CHANGES TO THE FUND'S PORTFOLIO
Over the course of the period, as investors grew increasingly risk averse amidst a liquidity crunch, recession concerns and the aftermath of turmoil in the housing, subprime mortgage and credit markets, we shifted to an increasingly defensive stance within the Fund's portfolio. We upgraded the quality of the holdings overall, such that the Fund began the period with a yield in excess of the Merrill Lynch Index and ended the period with a yield lower than that of the Merrill Lynch Index. We increased the Fund's exposure to more defensive industries, such as energy exploration and production, defense and regional local exchange carriers. We correspondingly reduced the Fund's weighting to more cyclical, economically sensitive areas, including autos, auto parts and supply and auto finance, as well as paper. Also, the Fund's exposure to financials relative to the Merrill Lynch Index decreased, as the financials universe of securities grew, but we did not increase the Fund's position in this area.

At the end of the annual period, the Fund had sizable allocations compared to the Merrill Lynch Index in energy, gaming, health care, defense, food and beverage, and, to a lesser extent, broadcasting/media and services. The Fund had more modest exposure than the Merrill Lynch Index to the metals and mining; autos and auto parts, supply and finance; retail; financials; publishing; technology; and paper and forest products industries at the end of July 2008. The Fund had virtually equal weighting to the Merrill Lynch Index in the integrated telecommunications and utilities sectors.

OUR FUTURE STRATEGY
Going forward, we continue to believe that the key to potential outperformance will be leveraging our strength in credit research. We strive to select the right bonds while maintaining a diligent review of potential credit risks at individual companies. We sell bonds when we believe that risks outweigh a bond's total return potential.

We have a bottom-up approach when selecting credits. One of our competitive advantages is that our team of nine analysts performs in-depth research to acquire deep knowledge and insight of the industries they cover. We believe that good security selection based on quality and in-depth security research will be key to performance over the near to mid term.

--------------------------------------------------------------------------------

 8 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

On the macroeconomic front, we remain cautious in our view for the high yield bond market given ongoing uncertainty regarding the extent of an economic slowdown and of the credit market's troubles. As oil and gas prices soared during the 12 months to new record levels, inflationary pressures also became a growing concern, especially as it may impact profit margins going forward. Further, we anticipate that the default rate within the high yield bond market may increase somewhat in the months ahead, and we remain guarded about company fundamentals. Valuations at the end of the annual period did not fully reflect, in our view, these broad concerns for the high yield bond market. All told, given that we believe the high yield bond market may continue to face meaningful headwinds during the second half of 2008, taking incremental risk when valuations do not justify it does not seem prudent. Thus, we currently intend to maintain the Fund's emphasis on more defensive industries with less exposure to cyclical, economically sensitive sectors. We further intend, of course, to continue to seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns.

                             (PHOTO - Brian Lavin)
                                   Brian Lavin
                                   Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.

--------------------------------------------------------------------------------

                  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT  9

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------
The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Income Opportunities Fund Class A shares (from 7/01/03 to 7/31/08)* as compared to the performance of two widely cited performance indices, the Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index and the Lipper High Current Yield Bond Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from June 19, 2003. Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index and Lipper peer group data is from July 1, 2003.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

                                                                                      SINCE
Results at July 31, 2008                    1 YEAR       3 YEARS      5 YEARS      INCEPTION(3)
RIVERSOURCE INCOME OPPORTUNITIES FUND (INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000         $9,647      $10,547      $13,032        $12,763
---------------------------------------------------------------------------------------------------
        Average annual total return          -3.53%       +1.79%       +5.44%         +4.88%
---------------------------------------------------------------------------------------------------
MERRILL LYNCH U.S. HIGH YIELD CASH PAY BB-B RATED CONSTRAINED INDEX(1)
        Cumulative value of $10,000         $10,137      $11,132      $13,727        $13,508
---------------------------------------------------------------------------------------------------
        Average annual total return          +1.37%       +3.64%       +6.54%         +6.08%
---------------------------------------------------------------------------------------------------
LIPPER HIGH CURRENT YIELD BOND FUNDS INDEX(2)
        Cumulative value of $10,000          $9,881      $10,972      $13,605        $13,501
---------------------------------------------------------------------------------------------------
        Average annual total return          -1.19%       +3.14%       +6.35%         +6.08%
---------------------------------------------------------------------------------------------------

Results for other share classes can be found on page 4.

--------------------------------------------------------------------------------

 10 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE INCOME OPPORTUNITIES FUND LINE GRAPH)

                                                   RIVERSOURCE INCOME        MERRILL LYNCH U.S. HIGH
                                               OPPORTUNITIES FUND CLASS A   YIELD CASH PAY BB-B RATED   LIPPER HIGH CURRENT YIELD
                                                (INCLUDES SALES CHARGE)       CONSTRAINED INDEX(1)         BOND FUNDS INDEX(2)
                                               --------------------------   -------------------------   -------------------------
7/1/03                                                  $ 9,525                       $10,000                      $10,000
7/03                                                      9,331                         9,841                        9,923
7/04                                                     10,518                        11,043                       11,157
7/05                                                     11,519                        12,134                       12,306
7/06                                                     11,921                        12,516                       12,796
7/07                                                     12,599                        13,325                       13,664
7/08                                                     12,763                        13,508                       13,501

(1) The Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.
(3) Fund data is from June 19, 2003. Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index and Lipper peer group data is from July 1, 2003.

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2008.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 12 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

                                BEGINNING        ENDING         EXPENSES
                              ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                              FEB. 1, 2008    JULY 31, 2008   THE PERIOD(A)   EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
   Actual(b)                     $1,000         $  996.00         $5.91           1.19%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,018.95         $5.97           1.19%
-------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------
   Actual(b)                     $1,000         $  993.30         $9.61           1.94%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,015.22         $9.72           1.94%
-------------------------------------------------------------------------------------------
Class C
-------------------------------------------------------------------------------------------
   Actual(b)                     $1,000         $  993.40         $9.62           1.94%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,015.22         $9.72           1.94%
-------------------------------------------------------------------------------------------
Class I
-------------------------------------------------------------------------------------------
   Actual(b)                     $1,000         $  998.10         $3.83            .77%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,021.03         $3.87            .77%
-------------------------------------------------------------------------------------------
Class R4
-------------------------------------------------------------------------------------------
   Actual(b)                     $1,000         $  999.30         $5.02           1.01%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,019.84         $5.07           1.01%
-------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended July 31, 2008: -0.40% for Class A, -0.67% for Class B, -0.66% for Class C, -0.19% for Class I and -0.07% for Class R4.

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT  13

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

JULY 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

BONDS (88.0%)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
ASSET-BACKED (0.4%)
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl D
  04-20-11                           6.15%       $1,000,000(d)             $967,341
-----------------------------------------------------------------------------------

MORTGAGE-BACKED (0.1%)(f)
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OH3 Cl A3
  09-25-47                           2.96           916,162(h)              296,728
-----------------------------------------------------------------------------------

AEROSPACE & DEFENSE (4.2%)
Alion Science and Technology
  02-01-15                          10.25         2,555,000               1,766,144
Alliant Techsystems
  04-01-16                           6.75           555,000                 534,188
DRS Technologies
  02-01-16                           6.63         3,895,000               3,933,949
L-3 Communications
  07-15-13                           6.13           320,000                 305,600
  01-15-15                           5.88           550,000                 510,125
L-3 Communications
 Series B
  10-15-15                           6.38         2,340,000               2,199,600
Moog
 Sr Sub Nts
  06-15-18                           7.25           730,000(d)              713,575
                                                                    ---------------
Total                                                                     9,963,181
-----------------------------------------------------------------------------------

AUTOMOTIVE (0.2%)
General Motors
 Sr Unsecured
  04-15-16                           7.70           340,000                 175,100
Lear
 Series B
  12-01-16                           8.75           400,000                 316,000
                                                                    ---------------
Total                                                                       491,100
-----------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

BUILDING MATERIALS (0.8%)
Gibraltar Inds
 Series B
  12-01-15                           8.00%         $880,000                $737,000
Norcraft Companies LP/Finance
  11-01-11                           9.00         1,237,000               1,224,630
                                                                    ---------------
Total                                                                     1,961,630
-----------------------------------------------------------------------------------

CHEMICALS (4.0%)
Airgas
  10-01-18                           7.13         1,430,000(d)            1,433,575
Chemtura
  06-01-16                           6.88         2,865,000               2,420,925
Hexion US Finance/Nova Scotia Finance
 Sr Secured
  11-15-14                           9.75         1,398,000               1,191,795
INVISTA
 Sr Unsecured
  05-01-12                           9.25         2,650,000(d)            2,676,500
Momentive Performance
 Pay-in-kind
  12-01-14                          10.13           815,000(e)              713,125
NALCO
  11-15-11                           7.75         1,120,000               1,131,200
                                                                    ---------------
Total                                                                     9,567,120
-----------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (0.4%)
Terex
  01-15-14                           7.38           945,000                 923,738
-----------------------------------------------------------------------------------

CONSUMER CYCLICAL SERVICES (0.2%)
West Corp
  10-15-14                           9.50           650,000                 559,000
-----------------------------------------------------------------------------------

CONSUMER PRODUCTS (0.7%)
Jarden
  05-01-17                           7.50           825,000                 713,625
Sealy Mattress
  06-15-14                           8.25           732,000                 607,560

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 14 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
CONSUMER PRODUCTS (CONT.)
Visant
  10-01-12                           7.63%         $225,000                $218,250
                                                                    ---------------
Total                                                                     1,539,435
-----------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.1%)
Actuant
  06-15-17                           6.88           215,000                 209,088
-----------------------------------------------------------------------------------

ELECTRIC (8.5%)
Dynegy Holdings
 Sr Unsecured
  05-01-16                           8.38         2,030,000               2,014,775
  05-15-18                           7.13           820,000                 719,550
Edison Mission Energy
 Sr Unsecured
  06-15-13                           7.50         1,405,000               1,412,025
  06-15-16                           7.75            50,000                  50,125
Energy Future Holdings
  11-01-17                          10.88         5,280,000(d)            5,451,599
IPALCO Enterprises
 Sr Secured
  11-14-11                           8.63         4,995,000               5,076,169
  04-01-16                           7.25           340,000(d)              339,575
Mirant Americas Generation LLC
 Sr Unsecured
  10-01-21                           8.50           280,000                 249,200
  05-01-31                           9.13           255,000                 226,950
NRG Energy
  02-01-14                           7.25         2,745,000               2,676,375
  02-01-16                           7.38           250,000                 242,500
  01-15-17                           7.38         1,030,000                 993,950
Reliant Energy
 Sr Secured
  12-15-14                           6.75           600,000                 615,000
Salton Sea Funding
 Sr Nts Series C
  05-30-10                           7.84           136,232                 139,675
                                                                    ---------------
Total                                                                    20,207,468
-----------------------------------------------------------------------------------

FOOD AND BEVERAGE (3.8%)
ASG Consolidated LLC/Finance
 Sr Disc Nts
 (Zero coupon through 11-01-08,
 thereafter 11.50%)
  11-01-11                           9.66         3,127,000(i)            2,876,840

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
FOOD AND BEVERAGE (CONT.)
Constellation Brands
  12-15-14                           8.38%         $810,000                $827,213
  09-01-16                           7.25           880,000                 849,200
  05-15-17                           7.25           840,000                 810,600
Cott Beverages USA
  12-15-11                           8.00         4,230,000               3,722,400
                                                                    ---------------
Total                                                                     9,086,253
-----------------------------------------------------------------------------------

GAMING (6.0%)
Boyd Gaming
 Sr Sub Nts
  02-01-16                           7.13         1,625,000               1,170,000
Circus & Eldorado Jt Venture/
 Silver Legacy Capital
 1st Mtge
  03-01-12                          10.13         2,715,000               2,470,650
Firekeepers Development
 Authority Sr Secured
  05-01-15                          13.88         1,410,000(d)            1,297,200
Indianapolis Downs LLC/Capital
 Sr Secured
  11-01-12                          11.00           283,000(d)              232,768
MGM Mirage
  06-01-16                           7.50           890,000                 709,775
Pokagon Gaming Authority
 Sr Nts
  06-15-14                          10.38         1,830,000(d)            1,884,900
Shingle Springs Tribal
 Gaming Authority
 Sr Nts
  06-15-15                           9.38         3,010,000(d)            2,423,050
Station Casinos
 Sr Unsecured
  04-01-12                           6.00           725,000                 485,750
  08-15-16                           7.75         1,190,000                 797,300
Tunica-Biloxi Gaming Authority
 Sr Unsecured
  11-15-15                           9.00         2,890,000(d)            2,723,824
                                                                    ---------------
Total                                                                    14,195,217
-----------------------------------------------------------------------------------

GAS PIPELINES (3.7%)
El Paso Natural Gas
 Sr Unsecured
  06-01-18                           7.25         1,085,000               1,079,575

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT  15

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
GAS PIPELINES (CONT.)
Southern Star Central
Sr Nts
  03-01-16                           6.75%       $3,670,000              $3,449,800
  03-01-16                           6.75         1,600,000(d)            1,504,000
Williams Partners LP/Finance
 Sr Unsecured
  02-01-17                           7.25         2,731,000               2,724,173
                                                                    ---------------
Total                                                                     8,757,548
-----------------------------------------------------------------------------------

HEALTH CARE (6.5%)
Community Health Systems
  07-15-15                           8.88         1,965,000               1,979,738
DaVita
  03-15-13                           6.63         1,800,000               1,755,000
HCA
 Sr Secured
  11-15-16                           9.25           600,000                 618,000
HCA
 Sr Secured Pay-in-kind
  11-15-16                           9.63         2,278,000(e)            2,346,339
MedCath Holdings
  07-15-12                           9.88         2,965,000               3,076,187
Omnicare
  12-15-13                           6.75         2,015,000               1,873,950
  12-15-15                           6.88         1,904,000               1,742,160
Select Medical
  02-01-15                           7.63         2,330,000               2,009,625
                                                                    ---------------
Total                                                                    15,400,999
-----------------------------------------------------------------------------------

HOME CONSTRUCTION (0.8%)
D.R. Horton
  01-15-10                           4.88           300,000                 276,000
K Hovnanian Enterprises
  05-01-13                          11.50         1,343,000(d)            1,363,145
Norcraft Holdings LP/Capital
 Sr Disc Nts
 (Zero coupon through 09-01-08,
 thereafter 9.75%)
  09-01-12                           8.89           150,000(i)              136,500
William Lyon Homes
  02-15-14                           7.50           340,000                 136,000
                                                                    ---------------
Total                                                                     1,911,645
-----------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

INDEPENDENT ENERGY (11.8%)
Chesapeake Energy
  08-15-14                           7.00%         $910,000                $896,350
  01-15-16                           6.63         1,100,000               1,056,000
  01-15-16                           6.88         1,228,000               1,180,415
  01-15-18                           6.25           355,000                 325,713
Compton Petroleum Finance
  12-01-13                           7.63         2,160,000(c)            2,106,000
Connacher Oil and Gas
 Sr Secured
  12-15-15                          10.25         2,272,000(c,d)          2,379,919
Denbury Resources
  12-15-15                           7.50         1,560,000               1,552,200
EXCO Resources
  01-15-11                           7.25         2,478,000               2,453,219
Hilcorp Energy I LP/Finance
 Sr Unsecured
  11-01-15                           7.75         2,105,000(d)            1,931,338
KCS Energy
  04-01-12                           7.13         1,720,000               1,651,200
OPTI Canada
 Sr Secured
  12-15-14                           8.25           899,000(c)              905,743
PetroHawk Energy
  07-15-13                           9.13           705,000                 713,813
Quicksilver Resources
  08-01-15                           8.25         2,330,000               2,271,749
Range Resources
  03-15-15                           6.38         1,470,000               1,374,450
  05-15-16                           7.50         1,115,000               1,089,913
  05-01-18                           7.25           395,000                 386,113
SandRidge Energy
 Pay-in-kind
  04-01-15                           8.63         4,460,000(d,e)          4,499,024
SandRidge Energy
 Sr Nts
  06-01-18                           8.00           855,000(d)              840,038
                                                                    ---------------
Total                                                                    27,613,197
-----------------------------------------------------------------------------------

MEDIA CABLE (2.1%)
CSC Holdings
 Sr Unsecured
  06-15-15                           8.50         1,985,000(d)            1,955,225
Mediacom LLC/Capital
 Sr Unsecured
  01-15-13                           9.50           345,000                 326,025

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 16 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MEDIA CABLE (CONT.)
Videotron
  04-15-18                           9.13%       $1,215,000(c,d)         $1,257,525
Virgin Media Finance
  04-15-14                           8.75         1,640,000(c)            1,529,300
                                                                    ---------------
Total                                                                     5,068,075
-----------------------------------------------------------------------------------

MEDIA NON CABLE (7.5%)
DIRECTV Holdings LLC/Financing
  06-15-15                           6.38           710,000                 669,175
  05-15-16                           7.63         1,765,000(d)            1,751,763
EchoStar DBS
  02-01-16                           7.13         3,500,000               3,228,749
Intelsat
 Sr Unsecured
  08-15-14                           9.25         1,990,000(d)            1,970,100
Lamar Media
 Series C
  08-15-15                           6.63         2,030,000               1,827,000
Lamar Media
 Sr Unsecured
  08-15-15                           6.63           808,000                 727,200
LBI Media
 Sr Sub Nts
  08-01-17                           8.50           220,000(d)              168,575
Liberty Media LLC
 Sr Unsecured
  05-15-13                           5.70         1,680,000               1,511,976
Nielsen Finance LLC
  08-01-14                          10.00           725,000                 730,438
  08-01-14                          10.00           490,000(d)              494,900
Radio One
  02-15-13                           6.38           100,000                  73,000
Radio One
 Series B
  07-01-11                           8.88         1,250,000               1,053,125
Rainbow Natl Services LLC
  09-01-14                          10.38           155,000(d)              164,106
Salem Communications Holding
  12-15-10                           7.75         4,015,000               3,442,862
                                                                    ---------------
Total                                                                    17,812,969
-----------------------------------------------------------------------------------

METALS (2.3%)
Freeport-McMoRan Copper & Gold
 Sr Unsecured
  04-01-15                           8.25         2,420,000               2,522,850
  04-01-17                           8.38         1,480,000               1,550,300

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
METALS (CONT.)
Noranda Aluminum Acquisition
 Pay-in-kind
  05-15-15                           6.83%         $409,000(e,h)           $353,785
Peabody Energy
  11-01-16                           7.38           620,000                 632,400
Peabody Energy
 Series B
  03-15-13                           6.88           395,000                 398,950
                                                                    ---------------
Total                                                                     5,458,285
-----------------------------------------------------------------------------------

NON CAPTIVE CONSUMER (0.8%)
Triad Acquisition
 Sr Unsecured Series B
  05-01-13                          11.13         3,504,000               1,988,520
-----------------------------------------------------------------------------------

NON CAPTIVE DIVERSIFIED (2.3%)
Ford Motor Credit LLC
 Sr Unsecured
  08-10-11                           9.88         3,453,000               2,779,803
GMAC LLC
 Sr Unsecured
  09-15-11                           6.88         4,056,000               2,678,185
                                                                    ---------------
Total                                                                     5,457,988
-----------------------------------------------------------------------------------

OIL FIELD SERVICES (1.2%)
Helix Energy Solutions Group
 Sr Unsecured
  01-15-16                           9.50         2,890,000(d)            2,890,000
-----------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (1.4%)
Cardtronics
  08-15-13                           9.25         2,130,000               1,975,575
Cardtronics
 Series B
  08-15-13                           9.25         1,465,000               1,358,788
                                                                    ---------------
Total                                                                     3,334,363
-----------------------------------------------------------------------------------

OTHER INDUSTRY (1.8%)
Chart Inds
 Sr Sub Nts
  10-15-15                           9.13         2,625,000               2,723,438
Lender Processing Services
 Sr Unsecured
  07-01-16                           8.13           869,000(d)              869,000

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT  17

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
OTHER INDUSTRY (CONT.)
Valmont Inds
  05-01-14                           6.88%         $630,000                $618,975
                                                                    ---------------
Total                                                                     4,211,413
-----------------------------------------------------------------------------------

PACKAGING (1.5%)
Crown Cork & Seal
  04-15-23                           8.00         1,000,000                 890,000
Greif
  02-01-17                           6.75           400,000                 380,000
Owens-Brockway Glass Container
  05-15-13                           8.25            75,000                  76,875
Vitro
  02-01-17                           9.13         2,825,000(c)            2,097,563
                                                                    ---------------
Total                                                                     3,444,438
-----------------------------------------------------------------------------------

PAPER (2.4%)
Boise Cascade LLC
  10-15-14                           7.13           949,000                 654,810
Georgia-Pacific LLC
  01-15-17                           7.13           898,000(d)              828,405
NewPage
 Sr Secured
  05-01-12                          10.00         1,332,000               1,275,390
Norampac
  06-01-13                           6.75         1,270,000(c)            1,066,800
Smurfit-Stone Container Enterprises
 Sr Unsecured
  07-01-12                           8.38           305,000                 267,638
  03-15-17                           8.00         1,815,000               1,483,762
                                                                    ---------------
Total                                                                     5,576,805
-----------------------------------------------------------------------------------

PHARMACEUTICALS (0.9%)
Warner Chilcott
  02-01-15                           8.75         2,075,000               2,106,125
-----------------------------------------------------------------------------------

RAILROADS (0.9%)
Kansas City Southern de Mexico
 Sr Unsub
  12-01-13                           7.63         2,085,000(c)            2,043,300
-----------------------------------------------------------------------------------

TECHNOLOGY (2.0%)
Communications & Power Inds
  02-01-12                           8.00         3,200,000               3,080,000
CPI Intl
 Sr Unsecured
  02-01-15                           8.94           344,000(h)              349,160

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
TECHNOLOGY (CONT.)
NXP BV/Funding LLC
 Sr Secured
  10-15-14                           7.88%       $1,485,000(c)           $1,236,263
                                                                    ---------------
Total                                                                     4,665,423
-----------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.6%)
Hertz
  01-01-14                           8.88         1,485,000               1,362,488
-----------------------------------------------------------------------------------

WIRELESS (3.5%)
Centennial Cellular Operating/
 Communications
  06-15-13                          10.13         1,220,000               1,268,800
Centennial Communications/
 Cellular Operating LLC/
 Puerto Rico Operations
 Sr Unsecured
  02-01-14                           8.13           155,000                 156,550
Cricket Communications
  07-15-15                          10.00         1,170,000(d)            1,178,775
MetroPCS Wireless
  11-01-14                           9.25         1,080,000               1,047,600
Nextel Communications
 Series D
  08-01-15                           7.38         5,140,000               3,957,800
Nextel Communications
 Series E
  10-31-13                           6.88         1,000,000                 785,000
                                                                    ---------------
Total                                                                     8,394,525
-----------------------------------------------------------------------------------

WIRELINES (4.6%)
Cincinnati Bell
  02-15-15                           7.00         1,585,000               1,470,088
Fairpoint Communications
 Sr Unsecured
  04-01-18                          13.13         1,570,000(d)            1,538,600
Frontier Communications
 Sr Unsecured
  01-15-13                           6.25         1,870,000               1,776,499
  03-15-19                           7.13           750,000                 660,000
Qwest
 Sr Unsecured
  10-01-14                           7.50         1,625,000               1,490,938
  06-15-15                           7.63         1,890,000               1,724,625

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 18 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
WIRELINES (CONT.)
Windstream
  08-01-13                           8.13%         $405,000                $409,050
  08-01-16                           8.63         1,745,000               1,766,813
                                                                    ---------------
Total                                                                    10,836,613
-----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $222,238,718)                                                   $208,302,018
-----------------------------------------------------------------------------------

SENIOR LOANS (2.4%)(J)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                   VALUE(A)
AUTOMOTIVE (0.4%)
Ford Motor
 Term Loan
  12-15-13                           5.46%       $1,196,962                $941,279
-----------------------------------------------------------------------------------

ENTERTAINMENT (0.2%)
AMC Entertainment
 Pay-in-kind Term Loan
  06-13-12                           7.78           523,991(e)              419,193
-----------------------------------------------------------------------------------

GAMING (0.9%)
Fontainebleau Las Vegas
 Delayed Draw Term Loan
  TBD                                 TBD           303,880(b,k,l)          245,635
Fontainebleau Las Vegas
 Tranche B Term Loan
  06-06-14                           5.92           607,758                 491,269

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                   VALUE(A)
GAMING (CONT.)
Great Lakes Gaming of Michigan
 Term Loan
  08-15-12                           9.00%       $1,562,512(g)           $1,531,261
                                                                    ---------------
Total                                                                     2,268,165
-----------------------------------------------------------------------------------

OIL FIELD SERVICES (0.9%)
Dresser
 2nd Lien Term Loan
  05-04-15                           8.47         2,230,000               2,135,225
-----------------------------------------------------------------------------------

TOTAL SENIOR LOANS
(Cost: $6,209,325)                                                       $5,763,862
-----------------------------------------------------------------------------------

MONEY MARKET FUND (5.6%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund, 2.54%          13,166,094(m)          $13,166,094
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $13,166,094)                                                     $13,166,094
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $241,614,137)(n)                                                $227,231,974
===================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) At July 31, 2008, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $303,120. See Note 1 to the financial statements.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At July 31, 2008, the value of foreign securities represented 6.2% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2008, the value of these securities amounted to $47,728,345 or 20.2% of net assets.

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT  19

(e) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at July 31, 2008, is as follows:

                                              ACQUISITION
SECURITY                                         DATES                     COST
----------------------------------------------------------------------------------
Great Lakes Gaming of Michigan
  9.00% Term Loan 2012                   03-01-07 thru 09-15-07         $1,538,634

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on July 31, 2008.

(i) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(j) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(k) At July 31, 2008, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                                    UNFUNDED
BORROWER                                                           COMMITMENT
-----------------------------------------------------------------------------
Fontainebleau Las Vegas                                             $303,120

(l) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(m) Affiliated Money Market Fund - See Note 5 to the financial statements. The rate shown is the seven-day current annualized yield at July 31, 2008.

--------------------------------------------------------------------------------

 20 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT

(n) At July 31, 2008, the cost of securities for federal income tax purposes was $241,917,428 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                               $783,944
Unrealized depreciation                                            (15,469,398)
------------------------------------------------------------------------------
Net unrealized depreciation                                       $(14,685,454)
------------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT  21

FINANCIAL STATEMENTS -----------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2008

ASSETS
Investments in securities, at value
   Unaffiliated issuers (identified cost $228,448,043)          $214,065,880
   Affiliated money market fund (identified cost
   $13,166,094)                                                   13,166,094
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $241,614,137)                                                 227,231,974
Capital shares receivable                                            135,349
Dividends and accrued interest receivable                          5,133,376
Receivable for investment securities sold                          5,478,849
Other receivable                                                      12,512
----------------------------------------------------------------------------
Total assets                                                     237,992,060
----------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders                                    142,430
Capital shares payable                                               343,947
Payable for investment securities purchased                          803,095
Accrued investment management services fees                            3,957
Accrued distribution fees                                              1,766
Accrued transfer agency fees                                             581
Accrued administrative services fees                                     454
Accrued plan administration services fees                                  1
Other accrued expenses                                                75,524
----------------------------------------------------------------------------
Total liabilities                                                  1,371,755
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $236,620,305
============================================================================
REPRESENTED BY
Capital stock -- $.01 par value                                 $    253,220
Additional paid-in capital                                       263,280,548
Undistributed net investment income                                  193,022
Accumulated net realized gain (loss)                             (12,736,834)
Unrealized appreciation (depreciation) on investments            (14,369,651)
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $236,620,305
============================================================================

NET ASSET VALUE PER SHARE

                                  NET ASSETS    SHARES OUTSTANDING    NET ASSET VALUE PER SHARE
Class A                         $138,240,324            14,797,904                        $9.34(1)
Class B                         $ 25,890,499             2,772,741                        $9.34
Class C                         $  3,872,515               414,776                        $9.34
Class I                         $ 68,474,383             7,321,389                        $9.35
Class R4                        $    142,584                15,216                        $9.37
-----------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $9.81. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 22 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 2008

INVESTMENT INCOME
Income:
Interest                                                        $ 23,184,196
Income distributions from affiliated money market fund               452,954
----------------------------------------------------------------------------
Total income                                                      23,637,150
----------------------------------------------------------------------------
Expenses:
Investment management services fees                                1,767,885
Distribution fees
   Class A                                                           389,032
   Class B                                                           363,715
   Class C                                                            41,252
Transfer agency fees
   Class A                                                           254,218
   Class B                                                            62,770
   Class C                                                             6,954
   Class R4                                                               77
Administrative services fees                                         202,872
Plan administration services fees -- Class R4                            385
Compensation of board members                                          5,430
Custodian fees                                                        40,523
Printing and postage                                                  60,604
Registration fees                                                     47,105
Professional fees                                                     37,936
Other                                                                 11,631
----------------------------------------------------------------------------
Total expenses                                                     3,292,389
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates                                                    (449)
   Earnings and bank fee credits on cash balances                     (5,836)
----------------------------------------------------------------------------
Total net expenses                                                 3,286,104
----------------------------------------------------------------------------
Investment income (loss) -- net                                   20,351,046
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions                                         (12,668,021)
   Swap transactions                                              (1,078,226)
----------------------------------------------------------------------------
Net realized gain (loss) on investments                          (13,746,247)
Net change in unrealized appreciation (depreciation) on
   investments                                                    (2,034,568)
----------------------------------------------------------------------------
Net gain (loss) on investments                                   (15,780,815)
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $  4,570,231
============================================================================

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT  23

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED JULY 31,                                           2008            2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                           $ 20,351,046    $ 22,709,682
Net realized gain (loss) on investments                    (13,746,247)      5,601,407
Net change in unrealized appreciation (depreciation) on
   investments                                              (2,034,568)     (8,064,917)
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                4,570,231      20,246,172
--------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                              (10,393,968)    (12,547,578)
      Class B                                               (2,158,124)     (3,158,445)
      Class C                                                 (244,114)       (315,710)
      Class I                                               (6,574,245)     (6,878,967)
      Class R4                                                 (10,654)        (13,566)
   Net realized gain
      Class A                                               (2,213,561)        (28,946)
      Class B                                                 (531,476)         (8,255)
      Class C                                                  (55,930)           (818)
      Class I                                               (1,260,450)        (14,829)
      Class R4                                                  (2,126)            (30)
--------------------------------------------------------------------------------------
Total distributions                                        (23,444,648)    (22,967,144)
--------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
   Class A shares                                           24,037,209      41,394,263
   Class B shares                                            3,937,202      10,674,271
   Class C shares                                              831,600       1,002,076
   Class I shares                                           21,235,756      18,498,880
   Class R4 shares                                                  --          44,269
Reinvestment of distributions at net asset value
   Class A shares                                           10,236,256      10,061,131
   Class B shares                                            2,297,030       2,652,424
   Class C shares                                              258,033         261,247
   Class I shares                                            7,897,337       6,875,044
   Class R4 shares                                              12,059          13,010
Payments for redemptions
   Class A shares                                          (63,561,128)    (66,142,312)
   Class B shares                                          (21,405,200)    (26,624,277)
   Class C shares                                           (1,751,600)     (2,200,796)
   Class I shares                                          (39,766,355)    (31,896,680)
   Class R4 shares                                             (12,636)       (236,366)
--------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                            (55,754,437)    (35,623,816)
--------------------------------------------------------------------------------------
Total increase (decrease) in net assets                    (74,628,854)    (38,344,788)
Net assets at beginning of year                            311,249,159     349,593,947
--------------------------------------------------------------------------------------
Net assets at end of year                                 $236,620,305    $311,249,159
======================================================================================
Undistributed net investment income                       $    193,022    $    301,365
--------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 24 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Income Opportunities Fund (the Fund) is a series of RiverSource Bond Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Bond Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

At July 31, 2008, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the RiverSource affiliated funds-of-funds owned 100% of Class I shares.

At July 31, 2008, the Investment Manager and the RiverSource affiliated funds-of-funds owned approximately 29% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT 25 dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At July 31, 2008, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at July 31, 2008 was $1,531,261 representing 0.65% of net assets. These securities may be valued at fair value according to procedures approved, in good faith, by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS AND UNFUNDED LOAN COMMITMENTS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During

--------------------------------------------------------------------------------

 26 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At July 31, 2008, the Fund has outstanding when-issued securities of $303,120.

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. These commitments are disclosed in the Portfolio of Investments. At July 31, 2008, the Fund has entered into unfunded loan commitments of $303,120.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain or loss. Losses may arise due to changes in the value of the securities or if a counterparty does not perform under the terms of the agreement. If a counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. The Fund did not enter into any mortgage dollar roll transactions during the year ended July 31, 2008.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT 27 cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At July 31, 2008, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At July 31, 2008, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At July 31, 2008, the Fund had no outstanding forward foreign currency contracts.

CMBS TOTAL RETURN SWAP TRANSACTIONS

The Fund may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. CMBS total return swaps are bilateral

--------------------------------------------------------------------------------

 28 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT financial contracts designed to replicate synthetically the total returns of commercial mortgage-backed securities. Under the terms of the swaps, the Fund either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Fund agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Fund. At July 31, 2008, the Fund had no outstanding CMBS total return swap contracts.

CREDIT DEFAULT SWAP TRANSACTIONS

The Fund may enter into credit default swap contracts to increase or decrease its credit exposure to an issuer, obligation, portfolio, or index of issuers or obligations, to hedge its exposure on an obligation that it owns or in lieu of selling such obligations. As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If the credit event specified in the contract occurs, the Fund will be required to deliver either the referenced obligation or an equivalent cash amount to the protection seller and in exchange the Fund will receive the notional amount from the seller. The difference between the value of the obligation delivered and the notional amount received will be recorded as a realized gain (loss). As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If the credit event specified in the contract occurs, the Fund will receive the referenced obligation or an equivalent cash amount in exchange for the payment of the notional amount to the protection buyer. The difference between the value of the obligation received and the notional amount paid will be recorded as a realized gain (loss). As a protection seller, the maximum amount of the payment made by the Fund may equal the notional amount, at par, of the underlying index or security as a result of the related credit event.

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT  29

The notional amounts of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) on the Statement of Operations. At July 31, 2008, there were no credit default swap contracts outstanding which had a premium paid or received by the Fund. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. At July 31, 2008, the Fund had no outstanding credit default swap contracts.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of recognition of

--------------------------------------------------------------------------------

 30 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT unrealized appreciation (depreciation) for certain derivative investments, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $1,078,284 and accumulated net realized loss has been decreased by $1,078,284.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED JULY 31,                                  2008           2007
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income.........................    $12,294,420    $12,573,776
      Long-term capital gain..................        313,109          2,748
CLASS B
Distributions paid from:
      Ordinary income.........................      2,614,426      3,165,916
      Long-term capital gain..................         75,174            784
CLASS C
Distributions paid from:
      Ordinary income.........................        292,134        316,451
      Long-term capital gain..................          7,910             77
CLASS I
Distributions paid from:
      Ordinary income.........................      7,656,418      6,892,388
      Long-term capital gain..................        178,277          1,408
CLASS R4
Distributions paid from:
      Ordinary income.........................         12,479         13,593
      Long-term capital gain..................            301              3

At July 31, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.............................    $    338,801
Undistributed accumulated long-term gain..................    $         --
Accumulated realized loss.................................    $(12,433,543)
Unrealized appreciation (depreciation)....................    $(14,676,291)

RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT  31

Activities - an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after Nov. 15, 2008. As of July 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning Aug. 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.61% to

--------------------------------------------------------------------------------

 32 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT

0.38% annually as the Fund's assets increase. The management fee for the year ended July 31, 2008 was 0.61% of the Fund's average daily net assets.

ADMINISTRATIVE SERVICES FEES

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase. The fee for the year ended July 31, 2008 was 0.07% of the Fund's average daily net assets.

OTHER FEES

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2008, other expenses paid to this company were $1,176.

COMPENSATION OF BOARD MEMBERS

Compensation of board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $20.50 for Class A, $21.50 for Class B and $21.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT 33 attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES

The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Prior to Oct. 1, 2007, Ameriprise Financial Services, Inc. also served as a principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $907,000 and $33,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2008, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES

Sales charges received by the Distributor for distributing Fund shares were $107,471 for Class A, $28,027 for Class B and $157 for Class C for the year ended July 31, 2008.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES

For the year ended July 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class R4....................................................        0.76%

The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class R4....................................................    $64

The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R4....................................................    $385

--------------------------------------------------------------------------------

 34 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT

The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until July 31, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), will not exceed the following percentage of the Fund's average daily net assets:

Class R4....................................................        1.01%

* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS

During the year ended July 31, 2008, the Fund's custodian and transfer agency fees were reduced by $5,836 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $205,616,784 and $274,548,882, respectively, for the year ended July 31, 2008. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                             YEAR ENDED JULY 31, 2008
                                        ISSUED FOR
                                        REINVESTED                          NET
                             SOLD      DISTRIBUTIONS    REDEEMED    INCREASE (DECREASE)
---------------------------------------------------------------------------------------
Class A                    2,476,938     1,042,780     (6,485,643)      (2,965,925)
Class B                      399,167       233,826     (2,202,784)      (1,569,791)
Class C                       86,804        26,297       (177,985)         (64,884)
Class I                    2,173,982       806,184     (4,209,463)      (1,229,297)
Class R4                          --         1,228         (1,319)             (91)
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT  35

                                             YEAR ENDED JULY 31, 2007
                                        ISSUED FOR
                                        REINVESTED                          NET
                             SOLD      DISTRIBUTIONS    REDEEMED    INCREASE (DECREASE)
---------------------------------------------------------------------------------------
Class A                    3,985,422      969,347      (6,384,016)      (1,429,247)
Class B                    1,025,240      255,686      (2,570,933)      (1,290,007)
Class C                       96,390       25,189        (212,430)         (90,851)
Class I                    1,780,648      661,278      (3,070,098)        (628,172)
Class R4                       4,265        1,257         (22,970)         (17,448)
---------------------------------------------------------------------------------------

5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $136,916,752 and $133,614,135, respectively, for the year ended July 31, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at July 31, 2008, can be found in the Portfolio of Investments.

6. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended July 31, 2008.

7. CAPITAL LOSS CARRY-OVER AND POST-OCTOBER LOSS

For federal income tax purposes, the Fund had a capital loss carry-over of $1,946,556 at July 31, 2008, that if not offset by capital gains will expire in 2016.

--------------------------------------------------------------------------------

 36 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2007 and its fiscal year end ("post-October loss") as occurring on the first day of the following tax year. At July 31, 2008, the Fund had a post-October loss of $10,486,987 that is treated for income tax purposes as occurring on Aug. 1, 2008.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings,

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT 37 and have made regular reports to the RiverSource Funds' Boards of Directors/ Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 38 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2008              2007           2006           2005           2004
Net asset value, beginning of period      $9.99         $10.10         $10.53         $10.30          $9.70
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .69(b)         .68(b)         .64            .61            .62
Net gains (losses) (both realized and
 unrealized)                               (.54)          (.10)          (.30)           .35            .60
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .15            .58            .34            .96           1.22
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.66)          (.69)          (.62)          (.61)          (.62)
Distributions from realized gains          (.14)            --           (.15)          (.12)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.80)          (.69)          (.77)          (.73)          (.62)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.34          $9.99         $10.10         $10.53         $10.30
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $138           $177           $194           $197           $178
-----------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                     1.16%          1.14%          1.14%          1.10%          1.08%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              7.00%          6.57%          6.25%          5.73%          5.97%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     75%           122%           130%           124%           133%
-----------------------------------------------------------------------------------------------------------
Total return(e)                           1.30%          5.69%          3.49%          9.52%         12.72%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT  39

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2008              2007           2006           2005           2004
Net asset value, beginning of period      $9.98         $10.09         $10.53         $10.30          $9.70
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .61(b)         .60(b)         .56            .53            .54
Net gains (losses) (both realized and
 unrealized)                               (.53)          (.10)          (.30)           .35            .60
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .08            .50            .26            .88           1.14
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.58)          (.61)          (.55)          (.53)          (.54)
Distributions from realized gains          (.14)            --           (.15)          (.12)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.72)          (.61)          (.70)          (.65)          (.54)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.34          $9.98         $10.09         $10.53         $10.30
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $26            $43            $57            $79            $56
-----------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                     1.92%          1.90%          1.90%          1.86%          1.83%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              6.22%          5.79%          5.46%          4.99%          5.22%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     75%           122%           130%           124%           133%
-----------------------------------------------------------------------------------------------------------
Total return(e)                            .64%          4.89%          2.60%          8.70%         11.90%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 40 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2008              2007           2006           2005           2004
Net asset value, beginning of period      $9.98         $10.09         $10.53         $10.30          $9.69
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .61(b)         .60(b)         .56            .53            .54
Net gains (losses) (both realized and
 unrealized)                               (.53)          (.10)          (.30)           .35            .61
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .08            .50            .26            .88           1.15
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.58)          (.61)          (.55)          (.53)          (.54)
Distributions from realized gains          (.14)            --           (.15)          (.12)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.72)          (.61)          (.70)          (.65)          (.54)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.34          $9.98         $10.09         $10.53         $10.30
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $4             $5             $6             $7             $5
-----------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                     1.92%          1.90%          1.90%          1.86%          1.83%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              6.26%          5.80%          5.48%          4.98%          5.20%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     75%           122%           130%           124%           133%
-----------------------------------------------------------------------------------------------------------
Total return(e)                            .64%          4.89%          2.60%          8.69%         12.01%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT  41

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2008              2007           2006           2005        2004(B)
Net asset value, beginning of period     $10.00         $10.11         $10.55         $10.32         $10.41
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .73(c)         .72(c)         .68            .65            .27
Net gains (losses) (both realized and
 unrealized)                               (.54)          (.10)          (.30)           .35           (.10)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .19            .62            .38           1.00            .17
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.70)          (.73)          (.67)          (.65)          (.26)
Distributions from realized gains          (.14)            --           (.15)          (.12)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.84)          (.73)          (.82)          (.77)          (.26)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.35         $10.00         $10.11         $10.55         $10.32
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $68            $86            $93            $69            $21
-----------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                      .75%           .74%           .74%           .74%           .76%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              7.42%          6.96%          6.67%          6.15%          6.40%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     75%           122%           130%           124%           133%
-----------------------------------------------------------------------------------------------------------
Total return                              1.72%          6.12%          3.81%          9.92%          1.58%(g)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to July 31, 2004.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g)  Not annualized.

--------------------------------------------------------------------------------

 42 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT

CLASS R4

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2008              2007           2006           2005           2004
Net asset value, beginning of period      $9.99         $10.10         $10.54         $10.31          $9.70
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .73(b)         .69(b)         .66            .62            .63
Net gains (losses) (both realized and
 unrealized)                               (.53)          (.10)          (.31)           .36            .61
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .20            .59            .35            .98           1.24
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.68)          (.70)          (.64)          (.63)          (.63)
Distributions from realized gains          (.14)            --           (.15)          (.12)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.82)          (.70)          (.79)          (.75)          (.63)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.37          $9.99         $10.10         $10.54         $10.31
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              1.05%          1.01%           .97%           .94%           .92%
-----------------------------------------------------------------------------------------------------------
Net expenses after
 waiver/reimbursement(d),(e),(f)           .76%           .98%           .97%           .94%           .92%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              7.42%          6.67%          6.42%          5.91%          6.08%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     75%           122%           130%           124%           133%
-----------------------------------------------------------------------------------------------------------
Total return                              1.90%          5.87%          3.57%          9.70%         13.00%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(f) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT  43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE INCOME OPPORTUNITIES FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Income Opportunities Fund (the
Fund) (one of the portfolios constituting the RiverSource Bond Series, Inc.) as of July 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

--------------------------------------------------------------------------------

 44 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Income Opportunities Fund of the RiverSource Bond Series, Inc. at July 31, 2008, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Minneapolis, Minnesota
September 22, 2008

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT  45

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2008

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:

      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%
      U.S. Government Obligations...........................           0.00%

CAPITAL GAIN DISTRIBUTION - the Fund designates $574,771 to be taxed as long-term capital gain.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

--------------------------------------------------------------------------------

 46 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 104 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme     None
901 S. Marquette Ave.    since 2006         Court, 1998-2006; Attorney
Minneapolis, MN 55402
Age 54
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,            None
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners   None
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 53
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and   None
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 57                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant              None
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 73
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 69                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT  47

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           None
901 S. Marquette Ave.    since 2004         Management, Inc. (private real
Minneapolis, MN 55402                       estate and asset management
Age 55                                      company)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer and          Idera
901 S. Marquette Ave.    since 2002         Director, RiboNovix, Inc. since      Pharmaceutical, Inc.
Minneapolis, MN 55402                       2003 (biotechnology); former         (biotechnology);
Age 64                                      President, Forester Biotech          Healthways, Inc.
                                                                                 (health management
                                                                                 programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management   None
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; Director, President, and
                                            Chief Executive Officer, Ameriprise
                                            Certificate Company since 2006;
                                            Chairman of the Board, Chief
                                            Executive Officer and President,
                                            RiverSource Distributors, Inc.
                                            since 2006; Senior Vice
                                            President -- Chief Investment
                                            Officer, Ameriprise Financial, Inc.
                                            and Chairman of the Board and Chief
                                            Investment Officer, RiverSource
                                            Investments, LLC, 2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

 48 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Director and Senior Vice President -- Asset
172 Ameriprise           2006               Management, Products and Marketing,
Financial Center                            RiverSource Investments, LLC since 2006;
Minneapolis, MN 55474                       Director and Vice President -- Asset
Age 42                                      Management, Products and Marketing,
                                            RiverSource Distributors, Inc. since 2006;
                                            Managing Director and Global Head of Product,
                                            Morgan Stanley Investment Management,
                                            2004-2006; President, Touchstone Investments,
                                            2002-2004
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 44                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 42                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Chief
Financial Center                            Financial Officer, RiverSource Distributors,
Minneapolis, MN 55474                       Inc. since 2006
Age 53
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Chief Counsel, RiverSource Distributors,
Minneapolis, MN 55474    since 2006         Inc. since 2006; Vice President, General
Age 49                                      Counsel and Secretary, Ameriprise Certificate
                                            Company since 2005; Vice President -- Asset
                                            Management Compliance, Ameriprise Financial,
                                            Inc., 2004-2005; Senior Vice President and
                                            Chief Compliance Officer, USBancorp Asset
                                            Management, 2002-2004
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 47                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT  49

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 44                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 50 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource Investments provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2008, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 9-10, 2008 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, particularly in the areas of trading systems, new product initiatives, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services being performed under the

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT  51

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------

IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2007. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer group's median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

--------------------------------------------------------------------------------

 52 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 10, 2008, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2008 ANNUAL REPORT  53

     RIVERSOURCE INCOME OPPORTUNITIES FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                        This report must be accompanied or preceded by
                                        the Fund's current prospectus. RiverSource(R)
                                        mutual funds are distributed by RiverSource
                                        Distributors, Inc., Member FINRA, and managed by
                                        RiverSource Investments, LLC. These companies are
                                        part of Ameriprise Financial, Inc.
       (RIVERSOURCE INVESTMENTS LOGO)   (C) 2008 RiverSource Distributors, Inc.                              S-6266 H (9/08)

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
INFLATION PROTECTED SECURITIES FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
JULY 31, 2008
(Prospectus also enclosed)

RIVERSOURCE INFLATION PROTECTED SECURITIES FUND SEEKS
TO PROVIDE SHAREHOLDERS WITH TOTAL RETURN THAT
EXCEEDS THE RATE OF INFLATION OVER THE LONG TERM.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   10

Fund Expenses Example..............   12

Portfolio of Investments...........   14

Financial Statements...............   16

Notes to Financial Statements......   19

Report of Independent Registered
  Public Accounting Firm...........   38

Federal Income Tax Information.....   40

Board Members and Officers.........   41

Approval of Investment Management
  Services Agreement...............   45

Proxy Voting.......................   47



              (DALBAR LOGO)

The RiverSource mutual fund shareholder
reports have been awarded the
Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
        RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Inflation Protected Securities Fund (the Fund) Class A shares gained 11.24% (excluding sales charge) for the 12 months ended July 31, 2008.

> The Fund underperformed its benchmark, the unmanaged Lehman Brothers U.S.
  Treasury Inflation Notes Index, which advanced 11.95% for the 12-month period.

ANNUALIZED TOTAL RETURNS (for period ended July 31, 2008)
--------------------------------------------------------------------------------


                                                            Since
                                       1 year  3 years  inception(a)
--------------------------------------------------------------------
RiverSource Inflation Protected
  Securities Fund
  Class A (excluding sales charge)    +11.24%   +5.53%     +4.69%
--------------------------------------------------------------------
Lehman Brothers U.S. Treasury
  Inflation Notes Index (unmanaged)   +11.95%   +6.18%     +5.39%
--------------------------------------------------------------------



(a) Fund data is from March 4, 2004. Lehman Brothers U.S. Treasury Inflation Notes Index is from March 1, 2004.

(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 3.00% sales charge applicable to Class A shares of the Fund, which changed from 4.75% effective March 3, 2008, is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The index does not reflect the effects of sales charges, expenses and taxes.

It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------




        DURATION
SHORT    INT.     LONG
           X              HIGH
                          MEDIUM   QUALITY
                          LOW



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO STATISTICS
--------------------------------------------------------------------------------

Weighted average life(1)     9.4 years
---------------------------------------
Effective duration(2)        7.3 years
---------------------------------------
Weighted average bond
  rating(3)                         AAA
---------------------------------------




ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
--------------------------------------------------------------------------------

                  Total  Net Expenses(a)
----------------------------------------
Class A           0.93%       0.85%
----------------------------------------
Class B           1.69%       1.61%
----------------------------------------
Class C           1.68%       1.60%
----------------------------------------
Class I           0.56%       0.51%
----------------------------------------
Class R4          0.85%       0.73%
----------------------------------------
Class W           1.00%       0.96%
----------------------------------------


(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 0.85% for Class A, 1.61% for Class B, 1.60% for Class C, 0.51% for Class I, 0.73% for Class R4 and 0.96% for Class W.

(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.
(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.


--------------------------------------------------------------------------------
        RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT JULY 31, 2008
                                                            SINCE
Without sales charge                     1 YEAR  3 YEARS  INCEPTION
Class A (inception 3/4/04)              +11.24%   +5.53%    +4.69%
-------------------------------------------------------------------
Class B (inception 3/4/04)              +10.29%   +4.73%    +3.87%
-------------------------------------------------------------------
Class C (inception 3/4/04)              +10.30%   +4.76%    +3.88%
-------------------------------------------------------------------
Class I (inception 3/4/04)              +11.65%   +5.89%    +5.01%
-------------------------------------------------------------------
Class R4 (inception 3/4/04)             +11.71%   +5.65%    +4.81%
-------------------------------------------------------------------
Class W (inception 12/1/06)             +11.14%     N/A     +7.17%
-------------------------------------------------------------------

With sales charge
Class A (inception 3/4/04)               +5.98%   +3.83%    +3.53%
-------------------------------------------------------------------
Class B (inception 3/4/04)               +5.29%   +3.50%    +3.46%
-------------------------------------------------------------------
Class C (inception 3/4/04)               +9.30%   +4.76%    +3.88%
-------------------------------------------------------------------



AT JUNE 30, 2008
                                                            SINCE
Without sales charge                     1 YEAR  3 YEARS  INCEPTION
Class A (inception 3/4/04)              +14.69%   +5.14%    +4.98%
-------------------------------------------------------------------
Class B (inception 3/4/04)              +13.72%   +4.30%    +4.16%
-------------------------------------------------------------------
Class C (inception 3/4/04)              +13.83%   +4.34%    +4.18%
-------------------------------------------------------------------
Class I (inception 3/4/04)              +15.11%   +5.49%    +5.31%
-------------------------------------------------------------------
Class R4 (inception 3/4/04)             +15.13%   +5.23%    +5.10%
-------------------------------------------------------------------
Class W (inception 12/1/06)             +14.59%     N/A     +8.15%
-------------------------------------------------------------------

With sales charge
Class A (inception 3/4/04)               +9.19%   +3.45%    +3.80%
-------------------------------------------------------------------
Class B (inception 3/4/04)               +8.72%   +3.06%    +3.76%
-------------------------------------------------------------------
Class C (inception 3/4/04)              +12.83%   +4.34%    +4.18%
-------------------------------------------------------------------



On March 3, 2008, the maximum sales charge for Class A shares changed from 4.75% to 3.00%. Class A share performance reflects the maximum sales charge of 4.75%, which was in effect at the beginning of all periods. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4 and Class W shares. Class I and Class R4 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.


--------------------------------------------------------------------------------
4  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

At July 31, 2008, approximately 43% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible RiverSource Inflation Protected Securities Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 28, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Inflation Protected Securities Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 12 and 24.

Dear Shareholder,

RiverSource Inflation Protected Securities Fund (the Fund) Class A shares gained 11.24% (excluding sales charge) for the 12 months ended July 31, 2008. The Fund underperformed its benchmark, the unmanaged Lehman Brothers U.S. Treasury Inflation Notes Index (Lehman Index), which advanced 11.95% for the same period.

SIGNIFICANT PERFORMANCE FACTORS
The Fund benefited from its significant exposure to Treasury Inflation Protected Securities (TIPS), whose interest payments are automatically adjusted to help offset inflation, as yields of TIPS moved lower during the period. Bond yields and prices typically move in opposite directions. Yields on TIPS were driven lower by the Federal Reserve Board's (the Fed's) dramatic easing amidst a slowing U.S. economy and heightened financial market turmoil. The TIPS market also rallied during the period as investors grew increasingly risk averse and sought to benefit from heightened inflationary pressures. Indeed, as the year progressed, demand for TIPS grew, as the Fed sounded the inflation alarm yet, rather than addressing inflation, acted instead to address slowing economic growth

PORTFOLIO COMPOSITION (at July 31, 2008; % of portfolio assets)
---------------------------------------------------------------------

U.S. Government Obligations & Agencies     99.7%
------------------------------------------------
Other(1)                                    0.3%
------------------------------------------------


(1) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
        RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------


and ease the credit crisis by cutting interest rates. Overall U.S. inflation that accrued to the Fund during the annual period came in at an annualized rate of 4.2%.

When reviewing the performance of TIPS, it is critical to distinguish between overall inflation and core inflation. Overall inflation takes into consideration food and energy as a component of the cost of living. It is the overall inflation rate to which the principal and interest on TIPS are tied. Actual inflation came in at an annualized rate of 5.6% for the 12 months, the highest annual inflation rate in 17 years, as energy prices rose at exceptionally fast rates -- especially during the fourth quarter of 2007 and the second quarter of 2008. For example, crude oil prices rose more than 29% during the first seven months of 2008 alone. Retail gasoline increased from a U.S. national average of $3.04 per gallon to $3.91 per gallon over the same time frame. Food prices increased materially as well. In fact, overall inflation rose significantly above expectations, and that inflation got passed through the assets in the Fund. In contrast, core inflation, a measure closely monitored by the Fed, excludes food and energy. Core inflation came in modestly higher than what was generally expected at 2.5% for the annual period; the Fed's "comfort zone" for core inflation is between 1.5% and 2% a year.

The Fund also benefited during the period from its yield curve positioning, wherein holdings were concentrated at the shorter- to intermediate-term end of the TIPS yield curve. As the TIPS yield curve steepened during the 12 months overall, meaning yields fell more at the

QUALITY BREAKDOWN (at July 31, 2008; % of bond portfolio assets)
---------------------------------------------------------------------

AAA bonds                                  96.6%
------------------------------------------------
AA bonds                                    3.4%
------------------------------------------------


Bond ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, the Fund's investment manager, rates a security using an internal rating system when Moody's doesn't provide a rating.


--------------------------------------------------------------------------------
6  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



shorter end of the yield curve than at the longer end, shorter-term securities outperformed longer-dated securities for the annual period.

Further boosting the Fund's results modestly during the period was establishing a position in what are known as French linkers, or inflation-linked government bonds, hedged back to the U.S. dollar. A position in nominal U.S. government agency bonds also added to performance during the time held in the Fund's portfolio.

Detracting from the Fund's annual results was its duration positioning. The Fund maintained a defensive duration position (a measure of the Fund's sensitivity to interest rates) that was shorter than the Lehman Index. We had the Fund positioned for higher rates, but, as mentioned, yields declined during the period. Our economic view had not included the extent of economic weakness nor of financial market turmoil, the two primary factors leading to the Fed's seven interest rate cuts during the period. That said, active management of duration positioning as market conditions shifted did help reduce the impact of the Fund's overall defensive stance.

CHANGES TO THE FUND'S PORTFOLIO
As mentioned above, we adjusted the Fund's duration positioning as market conditions shifted throughout, but still left it shorter than the Lehman Index. Also, we established a position in French inflation-linked government bonds during the period.

We added long-dated nominal U.S. government agency senior debenture bonds to the Fund when spreads, or the difference in yields between these bonds and nominal Treasuries, widened during the


  In our view, overall inflation will stay elevated during the second half of 2008, as inflationary pressures, including pass-through effects from high energy and food prices, feed through to core prices over the months ahead.






--------------------------------------------------------------------------------
        RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------



third calendar quarter. We then took profits from these agency securities when spreads subsequently tightened early in the fourth quarter of 2007.

During the second half of the fiscal year, we established a position in U.S. agency subordinated debt. Subordinated debt is debt that ranks below other securities with regard to claims on assets or earnings, but, which typically offers a higher rate of return than senior debt due to the increased inherent risk. Subordinated debt of U.S. agencies is widely considered to be comparatively less risky than that of banks or other issuers. The Fund's position in U.S. agency subordinated debt detracted from the Fund's performance in July, but we continued to hold the position based on our view ahead.

OUR FUTURE STRATEGY
In our view, overall inflation will stay elevated during the second half of 2008, as inflationary pressures, including pass-through effects from high energy and food prices, feed through to core prices over the months ahead. Indeed, positive economic growth expected over the remainder of this year, combined with lingering high inflation expectations, mean inflation will likely remain high well into 2009. While recent Fed commentary regarding inflation has begun to sound more hawkish, the financial markets appear to have little conviction that the Fed will actually address inflation with interest rate hikes anytime soon. We believe core inflation is likely to increase slightly over the near term, as non-energy and food prices are forced higher, which in turn will push inflation expectations higher as well. We believe that it will be this threat of more widespread inflation that may force the Fed to reverse direction and start raising short-term interest rates some time late in 2008 or early 2009. The speed at which the Fed moves to raise short-term interest rates could determine the path of inflation. From the Fund's perspective, what may be most important is that we believe that overall inflation will remain materially above core inflation.


--------------------------------------------------------------------------------
8  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


Given this view, we intend to maintain the Fund's current short duration positioning, or interest rate risk, for the near term. We also intend to maintain the Fund's emphasis on TIPS over nominal Treasuries. We will, of course, continue to closely monitor inflation figures, real rates, security prices, economic data and Fed policy shifts and adjust the portfolio's holdings and duration stance if necessary.

                             (PHOTO - JAMIE JACKSON)
                                   Jamie Jackson, CFA
                                   Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
        RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT  9

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------


The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Inflation Protected Securities Fund Class A shares (from 3/1/04 to 7/31/08)* as compared to the performance of a widely cited performance index, the Lehman Brothers U.S. Treasury Inflation Notes Index. In comparing the Fund's Class A shares to this index, you should take into account the fact that the Fund's performance reflects a maximum sales charge of 4.75%, which changed to 3.00% effective March 3, 2008. Such charges are not reflected in the performance of the index. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from March 4, 2004. Lehman Brothers U.S. Treasury Inflation Notes Index data is from March 1, 2004.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at July 31, 2008
                                                                            SINCE
                                                     1 YEAR   3 YEARS   INCEPTION(3)
RIVERSOURCE INFLATION PROTECTED SECURITIES FUND
(INCLUDES SALES CHARGE(1))
Class A Cumulative value of $10,000                 $10,598   $11,194      $11,647
------------------------------------------------------------------------------------
        Average annual total return                  +5.98%    +3.83%       +3.53%


------------------------------------------------------------------------------------
LEHMAN BROTHERS U.S. TREASURY INFLATION NOTES INDEX(2)
 Cumulative value of $10,000                        $11,195   $11,971      $12,616
------------------------------------------------------------------------------------
        Average annual total return                 +11.95%    +6.18%       +5.39%
------------------------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
10  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE INFLATION PROTECTED SECURITIES FUND LINE GRAPH)

                          RIVERSOURCE INFLATION
                           PROTECTED SECURITIES
                                FUND CLASS        LEHMAN BROTHERS U.S.
                               A (INCLUDES         TREASURY INFLATION
                              SALES CHARGE)          NOTES INDEX(1)
                          ---------------------   -------------------
3/1/04                          $ 9,525                 $10,000
7/04                              9,406                   9,938
7/05                              9,908                  10,539
7/06                             10,060                  10,760
7/07                             10,470                  11,269
7/08                             11,647                  12,616




(1) On March 3, 2008, the maximum sales charge for Class A changed from 4.75% to 3.00%. Class A share performance reflects the maximum sales charge of 4.75%, which was in effect at the beginning of all periods.

(2) The Lehman Brothers U.S. Treasury Inflation Notes Index, an unmanaged index, measures the performance of the inflation protected obligations of the U.S. Treasury. The index reflects reinvestment of all distributions and changes in market prices.

(3) Fund data is from March 4, 2004. Lehman Brothers U.S. Treasury Inflation Notes Index data is from March 1, 2004.


--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2008.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
12  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 FEB. 1, 2008  JULY 31, 2008  THE PERIOD(A)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,000.40        $4.18(c)        .84%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.69        $4.22(c)        .84%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  995.70        $7.94(c)       1.60%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.91        $8.02(c)       1.60%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  995.60        $7.89(c)       1.59%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.96        $7.97(c)       1.59%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,002.20        $2.34(c)        .47%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,022.53        $2.36(c)        .47%
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,002.00        $3.63(c)        .73%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.23        $3.67(c)        .73%
------------------------------------------------------------------------------------------

Class W
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  999.90        $4.57(c)        .92%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.29        $4.62(c)        .92%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended July 31, 2008: +0.04% for Class A, -0.43% for Class B, -0.44% for Class C, +0.22% for Class I, +0.20% for Class R4 and -0.01% for Class W.
(c) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2009, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 0.85% for Class A, 1.61% for Class B, 1.60% for Class C, 0.51% for Class I, 0.73% for Class R4 and 0.96% for Class W. Any amounts waived will not be reimbursed by the Fund. This change was effective Aug. 1, 2008. Had this change been in place for the entire six month period ended July 31, 2008, the actual expenses paid would have been $4.23 for Class A, $7.99 for Class B, $7.94 for Class C, $2.54 for Class I and $4.77 for Class W; the hypothetical expenses paid would have been $4.27 for Class A, $8.07 for Class B, $8.02 for Class C, $2.56 for Class I and $4.82 for Class W. The actual and hypothetical expenses paid for Class R4 would have been the same as those expenses presented in the table above.


--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT  13

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

JULY 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



BONDS (98.2%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
U.S. GOVERNMENT OBLIGATIONS & AGENCIES
Federal Home Loan Mtge Corp
 12-14-18                            5.00%           $17,395,000          $15,654,474
Federal Natl Mtge Assn
 01-02-14                            5.13             16,330,000           15,694,747
U.S. Treasury Inflation-Indexed Bond
 04-15-10                            0.88             88,598,000(b)        89,106,814
 04-15-11                            2.38             58,920,480(b)        61,363,221
 01-15-12                            3.38             36,590,700(b)        39,671,610
 04-15-12                            2.00             28,389,648(b)        29,451,160
 07-15-12                            3.00             32,769,239(b)        35,374,580
 07-15-13                            1.88             28,300,320(b)        29,360,718
 01-15-14                            2.00             61,113,294(b)        63,579,404
 07-15-14                            2.00             30,734,413(b)        32,032,454
 01-15-15                            1.63             43,077,676(b)        43,769,058
 01-15-16                            2.00             41,955,871(b)        43,380,135
 07-15-16                            2.50             21,340,760(b)        22,895,820
 01-15-17                            2.38             42,312,842(b)        44,916,629
 01-15-18                            1.63             82,702,400(b,c)      82,446,927
 01-15-26                            2.00             53,467,820(b)        52,391,478
 01-15-28                            1.75             30,238,065(b)        28,258,985
 04-15-28                            3.63            126,229,415(b)       151,732,771
 04-15-29                            3.88             22,017,795(b)        28,370,133
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $913,851,442)                                                     $909,451,118
-------------------------------------------------------------------------------------





MONEY MARKET FUND (0.3%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 2.54%              3,129,681(d)          $3,129,681
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $3,129,681)                                                         $3,129,681
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $916,981,123)(e)                                                  $912,580,799
=====================================================================================




INVESTMENTS IN DERIVATIVES

FUTURES CONTRACTS OUTSTANDING AT JULY 31, 2008


                             NUMBER OF                                  UNREALIZED
                             CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION       LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
------------------------------------------------------------------------------------
U.S. Treasury Note, 5-         (622)       $69,250,955   Sept. 2008      $(487,634)
  year
U.S. Treasury Note, 10-        (182)        20,898,719   Sept. 2008       (416,862)
  year
------------------------------------------------------------------------------------
Total                                                                    $(904,496)
------------------------------------------------------------------------------------




See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
14  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT

NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(c) At July 31, 2008, investments in securities included securities valued at $996,911 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(d) Affiliated Money Market Fund -- See Note 5 to the financial statements. The rate shown is the seven-day current annualized yield at July 31, 2008.

(e) At July 31, 2008, the cost of securities for federal income tax purposes was $917,660,949 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                          $8,267,117
Unrealized depreciation                         (13,347,267)
-----------------------------------------------------------
Net unrealized depreciation                     $(5,080,150)
-----------------------------------------------------------




HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT  15

FINANCIAL STATEMENTS -----------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2008


ASSETS
Investments in securities, at value
  Unaffiliated issuers (identified cost $913,851,442)          $909,451,118
  Affiliated money market fund (identified cost $3,129,681)       3,129,681
---------------------------------------------------------------------------
Total investments in securities (identified cost
  $916,981,123)                                                 912,580,799
Capital shares receivable                                        28,942,276
Accrued interest receivable                                       3,006,623
Receivable for investment securities sold                        13,795,019
---------------------------------------------------------------------------
Total assets                                                    958,324,717
---------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders                                   469,926
Capital shares payable                                            1,149,589
Payable for investment securities purchased                      30,385,185
Variation margin payable                                            446,670
Accrued investment management services fees                          11,066
Accrued distribution fees                                             4,501
Accrued transfer agency fees                                          2,068
Accrued administrative services fees                                  1,703
Other accrued expenses                                              103,440
---------------------------------------------------------------------------
Total liabilities                                                32,574,148
---------------------------------------------------------------------------
Net assets applicable to outstanding capital stock             $925,750,569
---------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                $    901,522
Additional paid-in capital                                      917,309,674
Undistributed net investment income                               5,191,648
Accumulated net realized gain (loss)                              7,652,545
Unrealized appreciation (depreciation) on investments            (5,304,820)
---------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                $925,750,569
---------------------------------------------------------------------------




NET ASSET VALUE PER SHARE
                                                                 NET ASSETS  SHARES OUTSTANDING  NET ASSET VALUE PER SHARE


Class A                                                        $222,999,226          21,714,361                     $10.27(1)

Class B                                                        $ 36,023,542           3,509,539                     $10.26

Class C                                                        $ 10,682,613           1,040,718                     $10.26

Class I                                                        $402,165,599          39,165,376                     $10.27

Class R4                                                       $     43,246               4,214                     $10.26

Class W                                                        $253,836,343          24,718,020                     $10.27
--------------------------------------------------------------------------------------------------------------------------


(1) The maximum offering price per share for Class A is $10.59. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
16  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 2008


INVESTMENT INCOME
Income:
Interest                                                       $36,325,622
Income distributions from affiliated money market fund             494,412
--------------------------------------------------------------------------
Total income                                                    36,820,034
--------------------------------------------------------------------------
Expenses:
Investment management services fees                              2,554,103
Distribution fees
  Class A                                                          319,398
  Class B                                                          259,775
  Class C                                                           51,658
  Class W                                                          205,664
Transfer agency fees
  Class A                                                          159,215
  Class B                                                           34,772
  Class C                                                            6,443
  Class R4                                                              18
  Class W                                                          164,532
Administrative services fees                                       399,972
Plan administration services fees -- Class R4                           90
Compensation of board members                                       11,603
Custodian fees                                                      42,635
Printing and postage                                                36,760
Registration fees                                                  107,500
Professional fees                                                   43,474
Other                                                               28,866
--------------------------------------------------------------------------
Total expenses                                                   4,426,478
  Expenses waived/reimbursed by the Investment Manager and
    its affiliates                                                (506,656)
  Earnings and bank fee credits on cash balances                    (2,578)
--------------------------------------------------------------------------
Total net expenses                                               3,917,244
--------------------------------------------------------------------------
Investment income (loss) -- net                                 32,902,790
--------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                         10,876,335
  Foreign currency transactions                                   (679,847)
  Futures contracts                                              2,700,814
--------------------------------------------------------------------------
Net realized gain (loss) on investments                         12,897,302
Net change in unrealized appreciation (depreciation) on
  investments                                                   (1,707,986)
--------------------------------------------------------------------------
Net gain (loss) on investments                                  11,189,316
--------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                   $44,092,106
--------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT  17

STATEMENTS OF CHANGES IN NET ASSETS


YEAR ENDED JULY 31,                                                2008          2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                $ 32,902,790  $ 12,736,995
Net realized gain (loss) on investments                          12,897,302    (3,009,640)
Net change in unrealized appreciation (depreciation) on
  investments                                                    (1,707,986)    4,613,157
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                     44,092,106    14,340,512
-----------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                      (6,206,072)   (3,351,656)
    Class B                                                      (1,063,066)     (889,303)
    Class C                                                        (210,575)      (79,373)
    Class I                                                     (17,760,885)   (8,769,640)
    Class R4                                                         (1,813)       (6,266)
    Class W                                                      (4,022,752)         (112)
-----------------------------------------------------------------------------------------
Total distributions                                             (29,265,163)  (13,096,350)
-----------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                197,229,041    20,009,475
  Class B shares                                                 32,673,726     3,547,088
  Class C shares                                                 10,455,576       333,818
  Class I shares                                                155,262,735   176,000,223
  Class R4 shares                                                    76,737        33,860
  Class W shares                                                266,036,901         5,000
Reinvestment of distributions at net asset value
  Class A shares                                                  5,806,906     3,077,121
  Class B shares                                                    988,615       824,429
  Class C shares                                                    176,178        75,827
  Class I shares                                                 17,903,426     8,560,034
  Class R4 shares                                                     1,260           106
  Class W shares                                                  3,907,332            --
Payments for redemptions
  Class A shares                                                (47,736,401)  (50,518,670)
  Class B shares                                                (14,490,411)  (22,397,025)
  Class C shares                                                 (1,706,070)   (1,519,023)
  Class I shares                                                (96,734,889)  (23,836,428)
  Class R4 shares                                                   (44,945)   (2,070,746)
  Class W shares                                                (12,944,722)           --
-----------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                  516,860,995   112,125,089
-----------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         531,687,938   113,369,251
Net assets at beginning of year                                 394,062,631   280,693,380
-----------------------------------------------------------------------------------------
Net assets at end of year                                      $925,750,569  $394,062,631
-----------------------------------------------------------------------------------------
Undistributed net investment income                            $  5,191,648  $  1,537,040
-----------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
18  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Inflation Protected Securities Fund (the Fund) is a series of RiverSource Bond Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. RiverSource Bond Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.

The Fund offers Class A, Class B, Class C, Class I, Class R4 and Class W shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership. Effective March 3, 2008, Class B shares were closed to new investors and new purchases.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

- Class W shares are sold without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At July 31, 2008, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the RiverSource affiliated funds-of-funds owned 100% of Class I shares.

At July 31, 2008, the Investment Manager and the RiverSource affiliated funds-of-funds owned approximately 43% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets,

--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT 19 liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio

--------------------------------------------------------------------------------
20 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At July 31, 2008, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other


--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT 21 translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At July 31, 2008, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, foreign currency transactions and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal

--------------------------------------------------------------------------------
22 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $16,981 and accumulated net realized gain has been decreased by $16,981.

The tax character of distributions paid for the years indicated are as follows:

YEAR ENDED JULY 31,                          2008        2007*
----------------------------------------------------------------
CLASS A
Distributions paid from:
    Ordinary income....................  $ 6,206,072  $3,351,656
    Long-term capital gain.............           --          --
CLASS B
Distributions paid from:
    Ordinary income....................    1,063,066     889,303
    Long-term capital gain.............           --          --
CLASS C
Distributions paid from:
    Ordinary income....................      210,575      79,373
    Long-term capital gain.............           --          --
CLASS I
Distributions paid from:
    Ordinary income....................   17,760,885   8,769,640
    Long-term capital gain.............           --          --
CLASS R4
Distributions paid from:
    Ordinary income....................        1,813       6,266
    Long-term capital gain.............           --          --
CLASS W
Distributions paid from:
    Ordinary income....................    4,022,752         112
    Long-term capital gain.............           --          --


* Class W is for the period from Dec. 1, 2006 (inception date) to July 31, 2007.

At July 31, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $12,643,444
Undistributed accumulated long-term gain.......  $ 1,360,826
Unrealized appreciation (depreciation).........  $(5,994,971)


RECENT ACCOUNTING PRONOUNCEMENTS
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133," which requires

--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT 23 enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after Nov. 15, 2008. As of July 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning Aug. 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income, if any is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily. Inflation adjustments to the principal amount and cost basis of inflation-indexed securities are included in interest income.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.44% to

--------------------------------------------------------------------------------
24  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT

0.25% annually as the Fund's assets increase. The management fee for the year ended July 31, 2008 was 0.44% of the Fund's average daily net assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase. The fee for the year ended July 31, 2008 was 0.07% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2008, other expenses paid to this company were $200.

COMPENSATION OF BOARD MEMBERS
Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $20.50 for Class A, $21.50 for Class B and $21.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.


--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT  25

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Prior to Oct. 1, 2007, Ameriprise Financial Services, Inc. also served as a principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $1,169,000 and $76,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2008, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $389,548 for Class A, $14,672 for Class B and $3,486 for Class C for the year ended July 31, 2008.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended July 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class A.............................................  0.84%
Class B.............................................  1.60
Class C.............................................  1.59
Class I.............................................  0.47
Class R4............................................  0.51
Class W.............................................  0.92




--------------------------------------------------------------------------------
26  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT

The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A...........................................  $6,197
Class B...........................................   1,257
Class C...........................................     269
Class R4..........................................      14


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R4............................................  $79


The management fees waived/reimbursed at the Fund level were $498,840.

Under an agreement which was effective until July 31, 2008, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), would not exceed the following percentage of the Fund's average daily net assets:

Class A.............................................  0.84%
Class B.............................................  1.60
Class C.............................................  1.59
Class I.............................................  0.47
Class R4............................................  0.73
Class W.............................................  0.92


Effective August 1, 2008, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until July 31, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), will not exceed the following percentage of the Fund's average daily net assets:

Class A.............................................  0.85%
Class B.............................................  1.61
Class C.............................................  1.60
Class I.............................................  0.51
Class R4............................................  0.73
Class W.............................................  0.96


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS
During the year ended July 31, 2008, the Fund's custodian and transfer agency fees were reduced by $2,578 as a result of earnings and bank fee credits from

--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT 27 overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $824,581,969 and $340,677,205, respectively, for the year ended July 31, 2008. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                          YEAR ENDED JULY 31, 2008
                                       ISSUED FOR
                                       REINVESTED                       NET
                            SOLD     DISTRIBUTIONS   REDEEMED   INCREASE (DECREASE)
-----------------------------------------------------------------------------------
Class A                  19,005,381      567,279    (4,665,300)      14,907,360
Class B                   3,153,169       96,910    (1,407,292)       1,842,787
Class C                   1,005,266       17,195      (165,937)         856,524
Class I                  14,925,659    1,762,416    (9,537,401)       7,150,674
Class R4                      7,475          122        (4,383)           3,214
Class W                  25,584,775      378,288    (1,245,552)      24,717,511
-----------------------------------------------------------------------------------


                                          YEAR ENDED JULY 31, 2007
                                       ISSUED FOR
                                       REINVESTED                       NET
                            SOLD     DISTRIBUTIONS   REDEEMED   INCREASE (DECREASE)
-----------------------------------------------------------------------------------
Class A                   2,071,221      317,895    (5,231,460)      (2,842,344)
Class B                     366,511       85,143    (2,324,127)      (1,872,473)
Class C                      34,484        7,834      (157,438)        (115,120)
Class I                  18,364,192      886,462    (2,457,138)      16,793,516
Class R4                      3,554           11      (213,095)        (209,530)
Class W*                        509           --            --              509
-----------------------------------------------------------------------------------


* For the period from Dec. 1, 2006 (inception date) to July 31, 2007.

5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $294,489,571 and $294,288,983, respectively, for the year ended July 31, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the

--------------------------------------------------------------------------------
28  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT

Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at July 31, 2008, can be found in the Portfolio of Investments.

6. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended July 31, 2008.

7. RISKS RELATING TO CERTAIN INVESTMENTS

DIVERSIFICATION RISK
The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

INFLATION PROTECTED SECURITIES RISK
Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of Fund distributions that comes from inflation adjustments.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the

--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT  29

United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


--------------------------------------------------------------------------------
30  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT  31

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,                         2008        2007        2006        2005     2004(b)
Net asset value, beginning of period                $9.69       $9.71      $10.02       $9.82      $10.15
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .59(c)      .35(c)      .47         .33         .21
Net gains (losses) (both realized and
 unrealized)                                          .49         .04        (.33)        .21        (.34)
---------------------------------------------------------------------------------------------------------
Total from investment operations                     1.08         .39         .14         .54        (.13)
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.50)       (.41)       (.42)       (.34)       (.20)
Distributions from realized gains                      --          --        (.03)         --          --
---------------------------------------------------------------------------------------------------------
Total distributions                                  (.50)       (.41)       (.45)       (.34)       (.20)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.27       $9.69       $9.71      $10.02       $9.82
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $223         $66         $94         $86         $38
---------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         .93%        .98%        .96%       1.01%       1.52%(f)
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     .84%        .84%        .84%        .84%        .84%(f)
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                        5.74%       3.65%       4.71%       3.47%       5.83%(f)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               59%         76%         58%         43%         11%
---------------------------------------------------------------------------------------------------------
Total return(i)                                    11.24%       4.08%       1.53%       5.43%      (1.25%)(j)
---------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.


--------------------------------------------------------------------------------
32  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT

CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,                         2008        2007        2006        2005     2004(b)
Net asset value, beginning of period                $9.69       $9.70      $10.01       $9.82      $10.15
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .48(c)      .26(c)      .39         .25         .18
Net gains (losses) (both realized and
 unrealized)                                          .51         .06        (.33)        .20        (.34)
---------------------------------------------------------------------------------------------------------
Total from investment operations                      .99         .32         .06         .45        (.16)
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.42)       (.33)       (.34)       (.26)       (.17)
Distributions from realized gains                      --          --        (.03)         --          --
---------------------------------------------------------------------------------------------------------
Total distributions                                  (.42)       (.33)       (.37)       (.26)       (.17)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.26       $9.69       $9.70      $10.01       $9.82
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $36         $16         $34         $49         $15
---------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.69%       1.74%       1.71%       1.77%       2.30%(f)
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                    1.60%       1.60%       1.62%       1.62%       1.62%(f)
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                        4.71%       2.68%       3.81%       2.80%       5.09%(f)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               59%         76%         58%         43%         11%
---------------------------------------------------------------------------------------------------------
Total return(i)                                    10.29%       3.40%        .73%       4.52%      (1.54%)(j)
---------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.


--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT  33

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,                         2008        2007        2006        2005     2004(b)
Net asset value, beginning of period                $9.69       $9.70      $10.01       $9.82      $10.15
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .54(c)      .28(c)      .39         .25         .18
Net gains (losses) (both realized and
 unrealized)                                          .45         .04        (.33)        .20        (.35)
---------------------------------------------------------------------------------------------------------
Total from investment operations                      .99         .32         .06         .45        (.17)
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.42)       (.33)       (.34)       (.26)       (.16)
Distributions from realized gains                      --          --        (.03)         --          --
---------------------------------------------------------------------------------------------------------
Total distributions                                  (.42)       (.33)       (.37)       (.26)       (.16)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.26       $9.69       $9.70      $10.01       $9.82
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $11          $2          $3          $4          $2
---------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.68%       1.74%       1.71%       1.76%       2.30%(f)
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                    1.59%       1.60%       1.62%       1.62%       1.61%(f)
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                        5.25%       2.87%       3.79%       2.74%       4.99%(f)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               59%         76%         58%         43%         11%
---------------------------------------------------------------------------------------------------------
Total return(i)                                    10.30%       3.40%        .73%       4.51%      (1.58%)(j)
---------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.


--------------------------------------------------------------------------------
34  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT

CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,                         2008        2007        2006        2005     2004(b)
Net asset value, beginning of period                $9.69       $9.71      $10.02       $9.82      $10.15
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .54(c)      .46(c)      .50         .36         .22
Net gains (losses) (both realized and
 unrealized)                                          .58        (.04)       (.33)        .20        (.34)
---------------------------------------------------------------------------------------------------------
Total from investment operations                     1.12         .42         .17         .56        (.12)
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.54)       (.44)       (.45)       (.36)       (.21)
Distributions from realized gains                      --          --        (.03)         --          --
---------------------------------------------------------------------------------------------------------
Total distributions                                  (.54)       (.44)       (.48)       (.36)       (.21)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.27       $9.69       $9.71      $10.02       $9.82
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $402        $310        $148         $52         $13
---------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         .56%        .58%        .58%        .65%       1.27%(f)
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     .47%        .49%        .53%        .59%        .59%(f)
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                        5.34%       4.75%       5.33%       3.82%       6.28%(f)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               59%         76%         58%         43%         11%
---------------------------------------------------------------------------------------------------------
Total return                                       11.65%       4.44%       1.84%       5.69%      (1.14%)(i)
---------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.


--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT  35

CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,                         2008        2007        2006        2005     2004(b)
Net asset value, beginning of period                $9.66       $9.70      $10.02       $9.82      $10.15
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .63(c)      .33(c)      .47         .35         .22
Net gains (losses) (both realized and
 unrealized)                                          .49         .04        (.33)        .20        (.35)
---------------------------------------------------------------------------------------------------------
Total from investment operations                     1.12         .37         .14         .55        (.13)
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.52)       (.41)       (.43)       (.35)       (.20)
Distributions from realized gains                      --          --        (.03)         --          --
---------------------------------------------------------------------------------------------------------
Total distributions                                  (.52)       (.41)       (.46)       (.35)       (.20)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.26       $9.66       $9.70      $10.02       $9.82
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $--         $--          $2         $--         $--
---------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         .85%        .77%        .79%        .86%       1.37%(f)
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     .51%        .69%        .69%        .69%        .69%(f)
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                        6.11%       3.17%       6.20%       3.36%       5.79%(f)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               59%         76%         58%         43%         11%
---------------------------------------------------------------------------------------------------------
Total return                                       11.71%       3.92%       1.57%       5.58%      (1.19%)(i)
---------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.


--------------------------------------------------------------------------------
36  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT

CLASS W


PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,                         2008     2007(b)
Net asset value, beginning of period                $9.69       $9.82
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                       .75         .33
Net gains (losses) (both realized and
 unrealized)                                          .32        (.25)
---------------------------------------------------------------------------------------------------------
Total from investment operations                     1.07         .08
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.49)       (.21)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.27       $9.69
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $254         $--
---------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.00%       1.06%(f)
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     .92%        .93%(f)
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                        7.28%       5.19%(f)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               59%         76%
---------------------------------------------------------------------------------------------------------
Total return                                       11.14%        .95%(i)
---------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 1, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.


--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT  37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE INFLATION PROTECTED SECURITIES FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Inflation Protected Securities Fund (the Fund) (one of the portfolios constituting the RiverSource Bond Series, Inc.) as of July 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
38  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Inflation Protected Securities Fund of the RiverSource Bond Series, Inc. at July 31, 2008, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
September 22, 2008


--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT  39

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2008

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................      0.00%
    Dividends Received Deduction for corporations................      0.00%
    U.S. Government Obligations..................................      0.00%


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
40  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 104 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Funds, 1999-2006; former Governor of  None
901 S. Marquette Ave.      1999                  Minnesota
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 53
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley College
Age 57
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 72
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Board member since    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      2002 and Chair of     College                                                  Inc. (manufactures
Minneapolis, MN 55402      the Board since 2007                                                           irrigation systems)
Age 69

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT  41

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceutical, Inc.
Minneapolis, MN 55402                            Biotech                                                  (biotechnology);
Age 64                                                                                                    Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. and President,
Financial Center           Vice President since  Chairman of the Board and Chief Investment Officer,
Minneapolis, MN 55474      2002                  RiverSource Investments, LLC since 2005; Director,
Age 47                                           President and Chief Executive Officer, Ameriprise
                                                 Certificate Company since 2006; Chairman of the Board,
                                                 Chief Executive Officer and President, RiverSource
                                                 Distributors, Inc. since 2006; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc. and Chairman of the Board and Chief
                                                 Investment Officer, RiverSource Investments, LLC, 2001-
                                                 2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


--------------------------------------------------------------------------------
42  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           since 2006; Director and Vice President -- Asset
Minneapolis, MN 55474                            Management, Products and Marketing, RiverSource
Age 42                                           Distributors, Inc. since 2006; Managing Director and
                                                 Global Head of Product, Morgan Stanley Investment
                                                 Management, 2004-2006; President, Touchstone
                                                 Investments, 2002-2004
--------------------------------------------------------------------------------------------------------

Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 44                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Vice President -- Asset Management and Trust Company
5228 Ameriprise Financial  2006                  Services, RiverSource Investments, LLC since 2006; Vice
Center                                           President -- Operations and Compliance, RiverSource
Minneapolis, MN 55474                            Investments, LLC, 2004-2006; Director of Product
Age 42                                           Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. since 2006; Vice
Minneapolis, MN 55474                            President, General Counsel and Secretary, Ameriprise
Age 49                                           Certificate Company since 2005; Vice President -- Asset
                                                 Management Compliance, Ameriprise Financial, Inc.,
                                                 2004-2005; Senior Vice President and Chief Compliance
                                                 Officer, USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Jennifer D. Lammers        Chief Compliance      U.S. Asset Management Chief Compliance Officer,
172 Ameriprise Financial   Officer since 2006    RiverSource Investments, LLC since 2006;
Center                                           Director -- Mutual Funds, Voyageur Asset Management,
Minneapolis, MN 55474                            2003-2006; Director of Finance, Voyageur Asset
Age 47                                           Management, 2000-2003

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT  43

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 44                                           American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
44  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource Investments provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2008, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 9-10, 2008 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, particularly in the areas of trading systems, new product initiatives, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services

--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT  45

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------



being performed under the IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2007. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer group's median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.


--------------------------------------------------------------------------------
46  RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 10, 2008, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2008 ANNUAL REPORT  47

RIVERSOURCE INFLATION PROTECTED SECURITIES FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., Member FINRA, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C) 2008 RiverSource Distributors, Inc.                            S-6280 G (9/08)

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
LIMITED DURATION BOND FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
JULY 31, 2008
(Prospectus also enclosed)

RIVERSOURCE LIMITED DURATION BOND FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH A LEVEL OF CURRENT INCOME
CONSISTENT WITH PRESERVATION OF CAPITAL.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                                 (SINGLE STRATEGY FUNDS)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   10

Fund Expenses Example..............   12

Portfolio of Investments...........   14

Financial Statements...............   29

Notes to Financial Statements......   33

Report of Independent Registered
  Public Accounting Firm...........   54

Federal Income Tax Information.....   56

Board Members and Officers.........   57

Approval of Investment Management
  Services Agreement...............   61

Proxy Voting.......................   63



                     (DALBAR LOGO)

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The
Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
                 RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Limited Duration Bond Fund (the Fund) Class A shares advanced
  1.56% (excluding sales charge) for the 12 months ended July 31, 2008.

> The Fund underperformed its benchmark, the unmanaged Lehman Brothers
  Intermediate Aggregate Bond Index, which gained 6.33% for the same 12-month period.

> The Fund's peer group, as represented by the Lipper Short-Intermediate
  Investment Grade Debt Funds Index, returned 3.08% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended July 31, 2008)
--------------------------------------------------------------------------------


                                                               Since
                                 1 year  3 years  5 years  inception(a)
-----------------------------------------------------------------------
RiverSource Limited Duration
  Bond Fund Class A (excluding
  sales charge)                  +1.56%   +2.63%   +2.94%     +2.27%
-----------------------------------------------------------------------
Lehman Brothers Intermediate
  Aggregate Bond Index
  (unmanaged)                    +6.33%   +4.60%   +4.36%     +3.78%
-----------------------------------------------------------------------
Lipper Short-Intermediate
  Investment Grade Debt Funds
  Index                          +3.08%   +3.24%   +3.10%     +2.59%
-----------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 3.00% sales charge applicable to Class A shares of the Fund, which changed from 4.75% effective March 3, 2008, is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

(a) Fund data is from June 19, 2003. Lehman Brothers Intermediate Aggregate Bond Index and Lipper peer group data is from July 1, 2003.


--------------------------------------------------------------------------------
2  RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



        DURATION
SHORT    INT.     LONG
   X                      HIGH
                          MEDIUM   QUALITY
                          LOW



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO STATISTICS
--------------------------------------------------------------------------------

Weighted average life(1)     6.3 years
--------------------------------------
Effective duration(2)        3.8 years
--------------------------------------
Weighted average bond
  rating(3)                  AA+
--------------------------------------




ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
--------------------------------------------------------------------------------

                  Total  Net Expenses(a)
----------------------------------------
Class A           1.08%       0.89%
----------------------------------------
Class B           1.84%       1.65%
----------------------------------------
Class C           1.83%       1.64%
----------------------------------------
Class I           0.67%       0.53%
----------------------------------------
Class R4          0.98%       0.77%
----------------------------------------
Class W           1.14%       0.98%
----------------------------------------


(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 0.89% for Class A, 1.65% for Class B, 1.64% for Class C, 0.53% for Class I, 0.77% for Class R4, and 0.98% for Class W.

(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.
(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.


--------------------------------------------------------------------------------
                 RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT JULY 31, 2008
                                                               SINCE
Without sales charge               1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 6/19/03)        +1.56%   +2.63%   +2.94%    +2.27%
----------------------------------------------------------------------
Class B (inception 6/19/03)        +0.80%   +1.87%   +2.15%    +1.51%
----------------------------------------------------------------------
Class C (inception 6/19/03)        +0.91%   +1.87%   +2.17%    +1.51%
----------------------------------------------------------------------
Class I (inception 3/4/04)         +2.04%   +3.01%     N/A     +2.78%
----------------------------------------------------------------------
Class R4 (inception 6/19/03)       +2.14%   +2.94%   +3.19%    +2.52%
----------------------------------------------------------------------
Class W (inception 12/1/06)        +1.68%     N/A      N/A     +1.61%
----------------------------------------------------------------------

With sales charge
Class A (inception 6/19/03)        -3.28%   +0.97%   +1.94%    +1.30%
----------------------------------------------------------------------
Class B (inception 6/19/03)        -4.08%   +0.63%   +1.79%    +1.34%
----------------------------------------------------------------------
Class C (inception 6/19/03)        -0.07%   +1.87%   +2.17%    +1.51%
----------------------------------------------------------------------



AT JUNE 30, 2008
                                                               SINCE
Without sales charge               1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 6/19/03)        +3.17%   +2.79%   +2.62%    +2.53%
----------------------------------------------------------------------
Class B (inception 6/19/03)        +2.51%   +2.03%   +1.85%    +1.77%
----------------------------------------------------------------------
Class C (inception 6/19/03)        +2.51%   +2.03%   +1.85%    +1.77%
----------------------------------------------------------------------
Class I (inception 3/4/04)         +3.66%   +3.16%     N/A     +3.08%
----------------------------------------------------------------------
Class R4 (inception 6/19/03)       +3.74%   +3.08%   +2.87%    +2.77%
----------------------------------------------------------------------
Class W (inception 12/1/06)        +3.29%     N/A      N/A     +2.39%
----------------------------------------------------------------------

With sales charge
Class A (inception 6/19/03)        -1.75%   +1.14%   +1.63%    +1.53%
----------------------------------------------------------------------
Class B (inception 6/19/03)        -2.45%   +0.78%   +1.50%    +1.59%
----------------------------------------------------------------------
Class C (inception 6/19/03)        +1.52%   +2.03%   +1.85%    +1.77%
----------------------------------------------------------------------



On March 3, 2008, the maximum sales charge for Class A shares changed from 4.75% to 3.00%. Class A share performance reflects the maximum sales charge of 4.75%, which was in effect at the beginning of all periods. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4 and Class W shares. Class I and Class R4 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.


--------------------------------------------------------------------------------
4  RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

At July 31, 2008, approximately 60% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible RiverSource Limited Duration Bond Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 45, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Limited Duration Bond Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 13 and 41.

Dear Shareholders:

RiverSource Limited Duration Bond Fund (the Fund) Class A shares advanced 1.56% (excluding sales charge) for the 12 months ended July 31, 2008. The Fund underperformed its benchmark, the unmanaged Lehman Brothers Intermediate Aggregate Bond Index (Lehman Index), which gained 6.33%. The Fund's peer group, as represented by the Lipper Short-Intermediate Investment Grade Debt Funds Index, returned 3.08% during the same period.


SECTOR DIVERSIFICATION (at July 31, 2008; % of portfolio assets)
---------------------------------------------------------------------

Asset-Backed                                2.0%
------------------------------------------------
Commercial Mortgage-Backed                  9.1%
------------------------------------------------
Consumer Discretionary                      1.2%
------------------------------------------------
Consumer Staples                            2.5%
------------------------------------------------
Energy                                      1.3%
------------------------------------------------
Financials                                  5.1%
------------------------------------------------
Health Care                                 0.3%
------------------------------------------------
Industrials                                 1.4%
------------------------------------------------
Mortgage-Backed                            42.9%
------------------------------------------------
Telecommunication                           6.9%
------------------------------------------------
U.S. Government Obligations & Agencies     14.8%
------------------------------------------------
Utilities                                   2.9%
------------------------------------------------
Other(1)                                    9.6%
------------------------------------------------


(1) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
                 RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------


SIGNIFICANT PERFORMANCE FACTORS
Chaos in the financial markets as a result of the subprime mortgage crisis and its aftermath impacted the Fund's performance during the annual period ended July 31, 2008. A classic flight to quality seized the U.S. fixed income market as investor aversion to risk remained generally elevated. During the last several months of the annual period, inflation became an additional concern for the fixed income market, with fuel and food prices reaching record highs. The Federal Reserve (the Fed) responded by taking a variety of strong and decisive actions. For one, the Fed embarked on an aggressive interest rate cutting campaign beginning in September 2007 to address tight credit markets and the ongoing housing market downturn. In all, the Fed cut the targeted federal funds rate seven times, trimming a total of 325 basis points (3.25%), bringing the targeted federal funds rate to 2.00%. The Fed also introduced several new tools to provide liquidity to the financial system at large and the mortgage market in particular.

For the annual period overall, interest rates fell significantly as investors fled riskier assets for the relative safety of U.S. Treasury securities (Treasuries), pushing yields sharply lower. Aside from Treasuries, other fixed income sectors posted positive but comparatively weaker results. The majority of gains for virtually all of the fixed income sectors were achieved during the first half of the annual period, with returns during the second half rather

QUALITY BREAKDOWN (at July 31, 2008; % of portfolio assets excluding cash equivalents and equities)
---------------------------------------------------------------------

AAA bonds                                  72.9%
------------------------------------------------
AA bonds                                    5.8%
------------------------------------------------
A bonds                                     6.7%
------------------------------------------------
BBB bonds                                  14.1%
------------------------------------------------
Non-investment grade bonds                  0.5%
------------------------------------------------


Bond ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, the Fund's investment manager, rates a security using an internal rating system when Moody's doesn't provide a rating.



--------------------------------------------------------------------------------
6  RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



anemic across the board. All told, lower quality fixed income securities performed worst during the period, while higher quality fixed income securities, such as Treasuries and Treasury Inflation-Protected Securities (TIPS), performed best.

The Fund's exposure to TIPS helped its performance, as yields on TIPS were driven lower by the Fed's dramatic easing. The TIPS market also rallied during the period as investors grew increasingly risk averse and sought to benefit from heightened inflationary pressures. Effective issue selection within the investment grade corporate bond sector also contributed to Fund results. For example, the Fund had only a modest exposure to financials-related corporate bonds, which continued to be pressured by mounting losses and write-downs.

Conversely, the Fund's short duration positioning relative to the Lehman Index hurt performance, as interest rates declined significantly over the period. That said, active management of duration positioning as market conditions shifted did help reduce the impact of the Fund's overall defensive stance. Duration is a measure of the Fund's sensitivity to changes in interest rates. Significant exposure to and issue selection within commercial mortgage-backed securities
(CMBS) and residential mortgage securities further detracted from Fund performance, as these sectors came under increased pressure during the period and lagged the Lehman Index for the 12 months. Within the Fund's allocation to residential mortgage securities, an emphasis on non-agency mortgage-backed securities especially hurt. Mortgage-backed securities issued by entities other than government-sponsored enterprises, such as Fannie Mae and Freddie Mac, dramatically underperformed. Finally, an allocation to investment


  We expect to maintain the Fund's emphasis on higher quality spread sectors of the fixed income market over Treasuries.






--------------------------------------------------------------------------------
                 RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------



grade corporate bonds detracted, with this sector underperforming equivalent-duration Treasuries for the annual period.

CHANGES TO THE FUND'S PORTFOLIO
As mentioned, we adjusted the Fund's duration as market conditions shifted during the annual period, but left it shorter than the Lehman Index. We materially reduced the Fund's still-sizable positions in CMBS and non-agency mortgage-backed securities, as these sectors rebounded somewhat toward the end of the period. We also upgraded the credit quality of these holdings and eliminated the Fund's exposure to lower-rated CMBS. We deployed proceeds from these sales into investment grade corporate bonds and U.S. agency securities. Valuations in the investment grade corporate bond sector in particular were attractive compared with long-term averages. The Fund's portfolio turnover rate for the 12-month period was 218%.*

OUR FUTURE STRATEGY
At the end of the annual period, prices of many securities in the non-Treasury sectors of the fixed income market reflected expectations of a prolonged economic slowdown. However, we do not believe this is the most likely outcome for the economy. Over the 12-month period, both Congress and the Fed took meaningful policy actions that, in our view, will begin to take effect during the remainder of 2008. At the same time, with Treasury rates near historic lows, they appear to have little room to decline further.

With this backdrop, we intend to maintain the Fund's shorter-than-Lehman Index duration positioning for the near term. We further intend to maintain the Fund's exposure to TIPS, which we believe will perform well given our view for inflation. We expect to maintain the Fund's emphasis on higher quality spread sectors of the fixed income market over Treasuries. Within the spread sectors, we currently intend to maintain the Fund's allocation to residential mortgage-backed securities and CMBS, as we believe prices of these high quality mortgage assets at the end of the annual period represented significant value to the portfolio. U.S. agency bonds also remained attractive, as recent federal actions signaled strong U.S. Treasury support of these institutions and their debt. While non-Treasury sectors of the fixed income market may not see a complete rebound in the next few months, we believe it is reasonable to

--------------------------------------------------------------------------------
8  RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


expect notable upside. This belief stems from our opinion that the large-scale federal actions will work their way into the system, the economy will begin to stabilize, liquidity will gradually return to the market and relative pricing will eventually recover.

As we still expect volatility within the fixed income markets to continue through the remainder of 2008, we will continue to closely monitor Fed policy shifts, economic data releases, supply/demand factors and interest rate movements and adjust the portfolio's holdings and duration stance if necessary.



(PHOTO - JAMIE JACKSON)                                               (PHOTO - SCOTT KIRBY)

Jamie Jackson, CFA(R)                                                 Scott Kirby
Portfolio Manager                                                     Portfolio Manager


(PHOTO - JAMIE JACKSON)                                               (PHOTO - TOM MURPHY)

Jamie Jackson, CFA(R)                                                 Tom Murphy, CFA(R)
Portfolio Manager                                                     Portfolio Manager



* A significant portion of portfolio turnover was the result of "roll" transactions in liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts were liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings were sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transactions costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance overall returns for the Fund.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
                 RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT  9

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Limited Duration Bond Fund Class A shares (from 7/1/03 to 7/31/08)* as compared to the performance of two widely cited performance indices, the Lehman Brothers Intermediate Aggregate Bond Index and the Lipper Short-Intermediate Investment Grade Debt Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, which changed to 3.00% effective March 3, 2008. Such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from June 19, 2003. Lehman Brothers Intermediate Aggregate Bond Index and Lipper peer group data is from July 1, 2003.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at July 31, 2008                                                              SINCE
                                                     1 YEAR   3 YEARS   5 YEARS   INCEPTION(3)
RIVERSOURCE LIMITED DURATION BOND FUND (INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $9,672   $10,294   $11,008      $10,687
----------------------------------------------------------------------------------------------
        Average annual total return                  -3.28%    +0.97%    +1.94%       +1.30%
----------------------------------------------------------------------------------------------
LEHMAN BROTHERS INTERMEDIATE AGGREGATE BOND INDEX(1)
        Cumulative value of $10,000                 $10,633   $11,444   $12,379      $12,077
----------------------------------------------------------------------------------------------
        Average annual total return                  +6.33%    +4.60%    +4.36%       +3.78%
----------------------------------------------------------------------------------------------
LIPPER SHORT-INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX(2)
        Cumulative value of $10,000                 $10,308   $11,004   $11,649      $11,389
----------------------------------------------------------------------------------------------
        Average annual total return                  +3.08%    +3.24%    +3.10%       +2.59%
----------------------------------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
10  RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE LIMITED DURATION BOND FUND LINE GRAPH)

                    RIVERSOURCE LIMITED
                       DURATION BOND                                 LIPPER SHORT-INTERMEDIATE
                         FUND CLASS            LEHMAN BROTHERS           INVESTMENT GRADE
                        A (INCLUDES        INTERMEDIATE AGGREGATE            DEBT FUNDS
                       SALES CHARGE)            BOND INDEX(1)                 INDEX(2)
                    -------------------    ----------------------    -------------------------
7/1/03                     9,525                   10,000                      10,000
7/03                       9,245                    9,759                       9,775
7/04                       9,556                   10,173                      10,091
7/05                       9,886                   10,553                      10,351
7/06                      10,057                   10,766                      10,548
7/07                      10,523                   11,358                      11,049
7/08                      10,687                   12,077                      11,389




(1) The Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index of intermediate duration fixed-income securities. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Short-Intermediate Investment Grade Debt Funds Index includes the 30 largest short-intermediate investment grade debt funds tracked by Lipper Inc. The index's returns include net reinvested dividends.
(3) Fund data is from June 19, 2003. Lehman Brothers Intermediate Aggregate Bond Index and Lipper peer group data is from July 1, 2003.


--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2008.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
12  RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 FEB. 1, 2008  JULY 31, 2008  THE PERIOD(A)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  973.30        $4.37(c)        .89%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.44        $4.47(c)        .89%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  969.50        $8.08(c)       1.65%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.66        $8.27(c)       1.65%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  970.60        $8.04(c)       1.64%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.71        $8.22(c)       1.64%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  975.10        $2.55(c)        .52%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,022.28        $2.61(c)        .52%
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  976.20        $3.78(c)        .77%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.03        $3.87(c)        .77%
------------------------------------------------------------------------------------------

Class W
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  973.90        $4.76(c)        .97%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.04        $4.87(c)        .97%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended July 31, 2008: -2.67% for Class A, -3.05% for Class B, -2.94% for Class C, -2.49% for Class I, -2.38% for Class R4 and -2.61% for Class W.
(c) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2009, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 0.89% for Class A, 1.65% for Class B, 1.64% for Class C, 0.53% for Class I, 0.77% for Class R4 and 0.98% for Class W. Any amounts waived will not be reimbursed by the Fund. This change was effective Aug. 1, 2008. Had this change been in place for the entire six month period ended July 31, 2008, the actual expenses paid would have been $2.60 for Class I and $4.81 for Class W; the hypothetical expenses paid would have been $2.66 for Class I and $4.92 for Class W. The actual and hypothetical expenses paid for Class A, Class B, Class C and Class R4 would have been the same as those expenses presented in the table above.


--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT  13

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

JULY 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



BONDS (100.6%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
U.S. GOVERNMENT OBLIGATIONS & AGENCIES (16.5%)
Federal Home Loan Mtge Corp
 07-17-15                             4.38%          $3,735,000            $3,732,864
 12-14-18                             5.00            1,502,000             1,351,711
 03-15-31                             6.75              720,000               867,629
 04-16-37                             6.00              750,000               731,339
Federal Natl Mtge Assn
 01-02-14                             5.13            2,229,000             2,142,290
 04-15-15                             5.00            1,750,000             1,815,567
 11-15-30                             6.63            1,130,000             1,342,600
U.S. Treasury
 06-30-10                             2.88            1,990,000             2,004,459
 07-31-10                             2.75            2,410,000             2,419,789
 12-15-10                             4.38              690,000               717,546
 07-31-13                             3.38            2,580,000(b)          2,592,095
 07-31-13                             3.38               75,000                75,352
 05-15-18                             3.88              410,000               406,476
 02-15-26                             6.00              215,000               250,492
 05-15-37                             5.00              135,000               143,427
U.S. Treasury Inflation-Indexed Bond
 01-15-14                             2.00            3,229,136(e)          3,359,441
 01-15-15                             1.63            5,217,412(e)          5,301,150
                                                                      ---------------
Total                                                                      29,254,227
-------------------------------------------------------------------------------------

ASSET-BACKED (2.3%)
AmeriCredit Automobile Receivables Trust
 Series 2007-DF Cl A3A (FSA)
 07-06-12                             5.49              325,000(j)            322,563
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl A4B
 03-20-10                             2.57              500,000(d,i)          498,163
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl D
 04-20-11                             6.15              225,000(d)            217,652
Capital One Multi-Asset Execution Trust
 Series 2007-A7 Cl A7
 07-15-20                             5.75              150,000               145,968
Countrywide Asset-backed Ctfs
 Series 2005-10 Cl AF6
 02-25-36                             4.91              105,000                89,508
Countrywide Asset-backed Ctfs
 Series 2006-15 Cl A3
 10-25-46                             5.69              275,000               245,798
Countrywide Asset-backed Ctfs
 Series 2006-4 Cl 1A1M
 07-25-36                             2.72              111,073(i)            100,374
Countrywide Asset-backed Ctfs
 Series 2007-7 Cl 2A2
 10-25-37                             2.62              500,000(i)            371,407
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
 06-20-31                             5.78              575,000(d,j)          468,020
MASTR Asset Backed Securities Trust
 Series 2006-HE1 Cl A2
 01-25-36                             2.60              105,971(i)            104,713
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-2 Cl AIO
 08-25-11                             6.00              600,000(g)             86,883
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
 01-25-12                             5.88              700,000(g)            142,188
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-2 Cl AIO
 07-25-12                             1.50              300,000(g)             82,560
Renaissance Home Equity Loan Trust
 Series 2005-4 Cl A3
 02-25-36                             5.57              232,555               226,750
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M4
 06-25-37                             6.31               75,000                 9,123
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M5
 06-25-37                             6.66               50,000                 5,303


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
14  RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ASSET-BACKED (CONT.)
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M6
 06-25-37                             7.01%             $70,000                $6,409
Residential Asset Securities
 Series 2006-KS1 Cl A2
 02-25-36                             2.60               56,249(i)             55,766
Residential Asset Securities
 Series 2007-KS3 Cl AI2
 04-25-37                             2.64              750,000(i)            641,737
SBA CMBS Trust
 Series 2006-1A Cl B
 11-15-36                             5.45              225,000(d)            222,188
                                                                      ---------------
Total                                                                       4,043,073
-------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (10.2%)(F)
Banc of America Commercial Mtge
 Series 2007-1 Cl A3
 01-15-49                             5.45              675,000               641,277
Bear Stearns Commercial Mtge Securities
 Series 2004-PWR5 Cl A3
 07-11-42                             4.57              350,000               341,054
Bear Stearns Commercial Mtge Securities
 Series 2007-T26 Cl A4
 01-12-45                             5.47              325,000               300,245
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A2
 11-15-30                             5.68              350,000               351,933
Citigroup Commercial Mtge Trust
 Series 2006-C5 Cl A4
 10-15-49                             5.43              150,000               139,579
Citigroup Commercial Mtge Trust
 Series 2007-C6 Cl A4
 12-10-49                             5.70              600,000               557,198
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2005-CD1 Cl ASB
 07-15-44                             5.23              175,000               170,687
Commercial Mtge Acceptance
 Series 1999-C1 Cl A2
 06-15-31                             7.03              345,584               349,516
Commercial Mtge Pass-Through Ctfs
 Series 2006-CN2A Cl BFL
 02-05-19                             2.77              150,000(d,i)          144,770
Credit Suisse Mtge Capital Ctfs
 Series 2007-C3 Cl A4
 06-15-39                             5.72              300,000               278,727
CS First Boston Mtge Securities
 Series 2001-CP4 Cl A4
 12-15-35                             6.18              425,000               435,221
CS First Boston Mtge Securities
 Series 2003-CPN1 Cl A2
 03-15-35                             4.60              175,000               166,817
CS First Boston Mtge Securities
 Series 2004-C2 Cl A1
 05-15-36                             3.82               77,000                74,416
Federal Natl Mtge Assn #386558
 10-01-10                             4.85              467,499               471,119
Federal Natl Mtge Assn #735029
 09-01-13                             5.32              356,792               360,595
GE Capital Commercial Mtge
 Series 2005-C1 Cl A5
 06-10-48                             4.77              400,000               371,835
General Electric Capital Assurance
 Series 2003-1 Cl A3
 05-12-35                             4.77              177,541(d)            177,401
General Electric Capital Assurance
 Series 2003-1 Cl A4
 05-12-35                             5.25              150,000(d)            146,931
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
 06-10-36                             4.88              175,000               172,579
Greenwich Capital Commercial Funding
 Series 2007-GG9 Cl A4
 03-10-39                             5.44            2,105,000             1,920,706
GS Mtge Securities II
 Series 2006-GG6 Cl A4
 04-10-38                             5.55              375,000               354,792
GS Mtge Securities II
 Series 2007-EOP Cl J
 03-06-20                             3.31              350,000(d,i)          320,247
GS Mtge Securities II
 Series 2007-GG10 Cl F
 08-10-45                             5.80              225,000               124,040
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
 10-15-37                             4.13              261,226               253,952
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
 03-12-39                             3.97               88,878                85,378
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A2
 03-12-39                             4.77              375,000               359,235


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT  15

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
COMMERCIAL MORTGAGE-BACKED (CONT.)
JPMorgan Chase Commercial Mtge Securities
 Series 2004-C2 Cl A2
 05-15-41                             5.08%            $350,000              $345,428
JPMorgan Chase Commercial Mtge Securities
 Series 2004-CBX Cl A3
 01-12-37                             4.18              150,000               148,862
JPMorgan Chase Commercial Mtge Securities
 Series 2004-LN2 Cl A1
 07-15-41                             4.48              449,165               438,657
JPMorgan Chase Commercial Mtge Securities
 Series 2005-LDP4 Cl AM
 10-15-42                             5.00              625,000               577,189
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl ASB
 04-15-43                             5.49              450,000               436,621
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl A4
 02-12-51                             5.79              300,000               277,925
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl AM
 02-12-51                             6.11              550,000               495,975
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl E
 02-12-51                             6.20              225,000(d)            143,974
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
 03-15-29                             3.97              250,000               239,120
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
 06-15-32                             5.86              275,000               270,627
LB-UBS Commercial Mtge Trust
 Series 2006-C6 Cl A4
 09-15-39                             5.37              250,000               233,051
LB-UBS Commercial Mtge Trust
 Series 2007-C1 Cl A4
 02-15-40                             5.42              275,000               250,217
LB-UBS Commercial Mtge Trust
 Series 2007-C7 Cl A3
 09-15-45                             5.87              350,000               326,021
LB-UBS Commercial Mtge Trust
 Series 2008-C1 Cl A1
 04-15-41                             5.61               48,710                49,322
LB-UBS Commercial Mtge Trust
 Series 2008-C1 Cl A2
 04-15-41                             6.15              225,000               219,058
Merrill Lynch Mtge Trust
 Series 2008-C1 Cl A1
 02-12-51                             4.71              123,114               122,321
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
 06-13-41                             4.34              116,416               115,883
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
 04-14-40                             4.59              300,000               290,484
Morgan Stanley Capital I
 Series 2007-IQ15 Cl A4
 06-11-49                             5.88              300,000               286,113
TIAA Seasoned Commercial Mtge Trust
 Series 2007-C4 Cl A3
 08-15-39                             6.09              475,000               473,177
Wachovia Bank Commercial Mtge Trust
 Series 2003-C7 Cl A2
 10-15-35                             5.08              775,000(d)            746,067
Wachovia Bank Commercial Mtge Trust
 Series 2005-C20 Cl A5
 07-15-42                             5.09              325,000               319,994
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl A3
 03-15-45                             5.56            1,375,000             1,294,877
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl APB
 07-15-45                             5.73              275,000               271,018
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl A4
 11-15-48                             5.31               75,000                68,988
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl AM
 11-15-48                             5.34              535,000               483,582
                                                                      ---------------
Total                                                                      17,994,801
-------------------------------------------------------------------------------------

MORTGAGE-BACKED (47.7%)(F,M)
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-12 Cl 2A1
 03-25-36                             5.69              443,626(h)            320,527
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2006-1 Cl 2A1
 03-25-36                             5.92              514,997(h)            440,235


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl 3A21
 03-25-37                             6.18%            $332,209(h)           $280,943
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11 Cl 1A1
 01-25-34                             6.00              139,882               115,938
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-9 Cl 1CB1
 01-25-37                             6.00              833,961               571,752
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2006-2 Cl N1
 11-25-46                             7.25               30,886(d,k)            6,786
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2006-A Cl 3A2
 02-20-36                             5.86              355,173(h)            276,545
Banc of America Mtge Securities
 Collateralized Mtge Obligation
 Series 2005-9 Cl 3A3
 10-25-20                             5.00            1,537,982             1,453,092
Barclays Capital LLC Trust
 Collateralized Mtge Obligation
 Series 2007-AA4 Cl 11A1
 06-25-47                             6.21              262,854(h)            194,646
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-8 Cl A4
 08-25-35                             5.10              350,000(d,h)          319,825
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-5 Cl 3A1
 08-25-47                             5.98              657,998(h)            552,998
ChaseFlex Trust
 Collateralized Mtge Obligation
 Series 2005-2 Cl 2A2
 06-25-35                             6.50              259,342               248,077
Citicorp Mtge Securities
 Collateralized Mtge Obligation
 Series 2005-5 Cl 3A1
 08-25-35                             5.00              442,006               374,704
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-8CB Cl A13
 05-25-37                             7.73              290,238(g)             43,739
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11T1 Cl A1
 07-25-18                             4.75              136,291               131,691
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-20CB Cl 1A1
 10-25-33                             5.50              982,268               796,443
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-54CB Cl 2A3
 11-25-35                             5.50              281,196               266,907
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-54CB Cl 3A7
 11-25-35                             5.50              279,841               265,945
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-64CB Cl 1A1
 12-25-35                             5.50              558,799               526,369
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-6CB Cl 1A1
 04-25-35                             7.50              249,146               239,857
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-85CB Cl 2A2
 02-25-36                             5.50              674,311               612,914
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-22R Cl 1A2
 05-25-36                             6.00              464,093               432,271
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-2CB Cl A11
 03-25-36                             6.00              563,272               424,919
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-31CB Cl A16
 11-25-36                             6.00              262,500               220,917


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT  17

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-43CB Cl 1A4
 02-25-37                             6.00%            $577,069              $521,584
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-22 Cl 2A16
 09-25-37                             6.50              909,695               706,436
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-25 Cl 1A1
 11-25-37                             6.50              914,937               646,496
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OH3 Cl A3
 09-25-47                             2.96              778,738(i)            252,219
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-27 Cl 2A1
 12-25-35                             5.50              857,866               751,337
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-HYB1 Cl 6A1
 03-25-35                             5.11              686,308(h)            603,191
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-HYB8 Cl 4A1
 12-20-35                             5.61              663,337(h)            387,376
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-R2 Cl 2A1
 06-25-35                             7.00              311,520(d)            294,228
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2006-HYB1 Cl 1A1
 03-20-36                             5.34              285,616(h)            219,744
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2007-17 Cl 2A1
 10-25-37                             6.50              874,728               784,283
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2007-HY3 Cl 4A1
 06-25-47                             6.00              515,277(h)            423,818
Downey Savings & Loan Assn Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR5 Cl X1
 08-19-45                            15.32            1,552,616(g)              6,793
Federal Home Loan Mtge Corp
 08-01-38                             6.00            2,000,000(b)          2,010,000
Federal Home Loan Mtge Corp #A10892
 07-01-33                             6.00              135,222               137,062
Federal Home Loan Mtge Corp #A12692
 10-01-32                             6.00              109,302               111,183
Federal Home Loan Mtge Corp #A13092
 09-01-33                             5.00            1,048,235             1,001,730
Federal Home Loan Mtge Corp #A13854
 09-01-33                             6.00              191,744               194,714
Federal Home Loan Mtge Corp #A28602
 11-01-34                             6.50              892,862               921,136
Federal Home Loan Mtge Corp #B11835
 01-01-19                             5.50              747,987               754,984
Federal Home Loan Mtge Corp #C77372
 03-01-33                             6.00              302,709               307,188
Federal Home Loan Mtge Corp #D96300
 10-01-23                             5.50              299,737               298,050
Federal Home Loan Mtge Corp #E74288
 12-01-13                             6.00              119,424               121,915
Federal Home Loan Mtge Corp #E96941
 06-01-18                             4.50              118,622               115,485
Federal Home Loan Mtge Corp #E99684
 10-01-18                             5.00              242,663               240,805
Federal Home Loan Mtge Corp #G01864
 01-01-34                             5.00              480,298               458,990
Federal Home Loan Mtge Corp #G02757
 06-01-36                             5.00            1,519,261             1,448,062
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 237 Cl IO
 05-15-36                             6.60              181,861(g)             51,283
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2718 Cl IA
 10-15-22                           163.41                5,341(g)                 21


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2795 Cl IY
 07-15-17                            15.27%            $175,221(g)            $14,463
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2817 Cl SA
 06-15-32                            45.20              307,041(g)             26,788
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2576 Cl KJ
 02-15-33                             5.50              139,389               141,180
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2641 Cl KC
 01-15-18                             6.50              162,648               168,543
Federal Natl Mtge Assn
 08-01-23                             6.00            1,000,000(b)          1,020,938
 08-01-38                             5.00            2,150,000(b)          2,041,156
 08-01-38                             5.50            5,850,000(b)          5,723,861
 08-01-38                             6.00            1,225,000(b)          1,230,359
 08-01-38                             6.50            2,000,000(b)          2,053,124
 08-01-38                             7.00            2,500,000(b)          2,614,063
Federal Natl Mtge Assn #252440
 05-01-29                             7.00              347,867               366,889
Federal Natl Mtge Assn #254684
 03-01-18                             5.00            1,088,873             1,081,365
Federal Natl Mtge Assn #254916
 09-01-23                             5.50              255,542               254,349
Federal Natl Mtge Assn #255408
 09-01-24                             5.50              883,860               873,813
Federal Natl Mtge Assn #255788
 06-01-15                             5.50              502,235               510,983
Federal Natl Mtge Assn #440730
 12-01-28                             6.00              161,850               164,605
Federal Natl Mtge Assn #493945
 04-01-29                             6.50               98,802               102,617
Federal Natl Mtge Assn #518159
 09-01-14                             7.00              351,005               367,979
Federal Natl Mtge Assn #545216
 03-01-09                             5.89               93,006                92,779
Federal Natl Mtge Assn #545869
 07-01-32                             6.50               70,319                73,103
Federal Natl Mtge Assn #555340
 04-01-33                             5.50              396,341               390,900
Federal Natl Mtge Assn #555528
 04-01-33                             6.00              853,291               862,864
Federal Natl Mtge Assn #555734
 07-01-23                             5.00              113,810               110,358
Federal Natl Mtge Assn #555794
 09-01-28                             7.50               73,119                78,891
Federal Natl Mtge Assn #582154
 05-01-31                             6.50               93,519                96,773
Federal Natl Mtge Assn #597374
 09-01-31                             7.00               99,823               106,006
Federal Natl Mtge Assn #611831
 02-01-31                             7.50               35,820                38,615
Federal Natl Mtge Assn #643381
 06-01-17                             6.00              155,806               159,676
Federal Natl Mtge Assn #646147
 06-01-32                             7.00              659,680               700,501
Federal Natl Mtge Assn #649876
 08-01-32                             6.50               81,949                85,466
Federal Natl Mtge Assn #650009
 09-01-31                             7.50               92,587                99,810
Federal Natl Mtge Assn #654208
 10-01-32                             6.50              212,098               219,345
Federal Natl Mtge Assn #655679
 08-01-32                             6.50              139,334               144,095
Federal Natl Mtge Assn #661815
 10-01-32                             6.00              126,485               128,292
Federal Natl Mtge Assn #662061
 09-01-32                             6.50              922,037               953,540
Federal Natl Mtge Assn #677089
 01-01-33                             5.50              654,339               644,824
Federal Natl Mtge Assn #678028
 09-01-17                             6.00              128,012               131,193
Federal Natl Mtge Assn #683100
 02-01-18                             5.50              172,946               175,109
Federal Natl Mtge Assn #683116
 02-01-33                             6.00              481,748               487,153
Federal Natl Mtge Assn #689093
 07-01-28                             5.50              110,880               109,372
Federal Natl Mtge Assn #708959
 06-01-18                             4.50              461,604               449,974
Federal Natl Mtge Assn #709093
 06-01-33                             6.00              157,390               158,959
Federal Natl Mtge Assn #710780
 05-01-33                             6.00              400,606               404,599


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT  19

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #711224
 06-01-33                             5.50%             $57,650               $56,758
Federal Natl Mtge Assn #711501
 05-01-33                             5.50              143,259               141,318
Federal Natl Mtge Assn #711503
 06-01-33                             5.50              117,308               115,987
Federal Natl Mtge Assn #724867
 06-01-18                             5.00              201,439               200,232
Federal Natl Mtge Assn #725424
 04-01-34                             5.50            3,491,557             3,437,511
Federal Natl Mtge Assn #725425
 04-01-34                             5.50            1,232,564             1,214,063
Federal Natl Mtge Assn #725431
 08-01-15                             5.50              169,680               172,063
Federal Natl Mtge Assn #725684
 05-01-18                             6.00              311,394               321,933
Federal Natl Mtge Assn #725773
 09-01-34                             5.50            1,578,223             1,551,327
Federal Natl Mtge Assn #726940
 08-01-23                             5.50              145,765               145,845
Federal Natl Mtge Assn #735212
 12-01-34                             5.00            1,210,587             1,156,124
Federal Natl Mtge Assn #735224
 02-01-35                             5.50            1,953,249             1,923,014
Federal Natl Mtge Assn #735841
 11-01-19                             4.50              545,795               530,338
Federal Natl Mtge Assn #743347
 10-01-33                             6.00              129,817               131,676
Federal Natl Mtge Assn #743579
 11-01-33                             5.50              628,875               619,141
Federal Natl Mtge Assn #747339
 10-01-23                             5.50              399,564               399,455
Federal Natl Mtge Assn #753074
 12-01-28                             5.50              192,313               189,697
Federal Natl Mtge Assn #755056
 12-01-23                             5.50              564,158               561,524
Federal Natl Mtge Assn #757581
 01-01-19                             5.50              635,192               642,127
Federal Natl Mtge Assn #759330
 01-01-19                             6.50              342,264               355,366
Federal Natl Mtge Assn #763754
 02-01-29                             5.50              232,750               229,511
Federal Natl Mtge Assn #766641
 03-01-34                             5.00              856,599               818,061
Federal Natl Mtge Assn #768117
 08-01-34                             5.44              142,416(h)            142,521
Federal Natl Mtge Assn #779676
 06-01-34                             5.00            1,257,702             1,201,118
Federal Natl Mtge Assn #829227
 08-01-35                             6.00            1,238,141             1,247,002
Federal Natl Mtge Assn #831809
 09-01-36                             6.00            2,880,894(n)          2,898,359
Federal Natl Mtge Assn #869867
 04-01-21                             5.50            1,091,087             1,096,521
Federal Natl Mtge Assn #881629
 02-01-36                             5.50            1,101,266             1,071,741
Federal Natl Mtge Assn #885827
 06-01-36                             6.50              753,866               777,111
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-119 Cl GI
 12-25-33                             7.32              275,683(g)             71,766
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-63 Cl IP
 07-25-33                             7.52              686,972(g)            192,114
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-71 Cl IM
 12-25-31                             9.86              234,557(g)             43,731
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2004-84 Cl GI
 12-25-22                            10.56              138,536(g)             19,552
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 367 Cl 2
 01-01-36                             6.57            1,007,948(g)            279,550
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 379 Cl 2
 05-01-37                             6.52            1,070,912(g)            298,854
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-133 Cl GB
 12-25-26                             8.00               58,853                62,528


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)
Govt Natl Mtge Assn
 08-01-38                             5.50%          $1,000,000(b)           $990,620
 08-01-38                             6.00            1,000,000(b)          1,010,620
Govt Natl Mtge Assn #567717
 06-15-32                             7.50               23,082                24,742
Govt Natl Mtge Assn #604708
 10-15-33                             5.50              229,244               228,289
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-12 Cl 2A11
 10-19-35                             5.29              382,943(h)            258,895
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-16 Cl 3A1B
 01-19-36                             2.80              298,016(h)            131,723
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR8 Cl AX1
 04-25-35                            20.00            3,620,260(g)              6,788
Lehman XS Trust
 Collateralized Mtge Obligation
 Series 2007-5H Cl 1A1
 05-25-37                             6.50              831,638               737,302
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-2 Cl 4A1
 02-25-19                             5.00              274,331               267,559
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-4 Cl 2A1
 05-25-34                             6.00              166,872               152,503
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-7 Cl 8A1
 08-25-19                             5.00              163,721               147,129
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-8 Cl 7A1
 09-25-19                             5.00              238,205               217,662
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-3 Cl 1A2
 04-25-35                             5.50              800,000               656,504
Morgan Stanley Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2007-12 Cl 3A22
 08-25-37                             6.00              940,378               840,855
Residential Accredit Loans
 Collateralized Mtge Obligation
 Series 2006-QS3 Cl 1A10
 03-25-36                             6.00              354,066               320,701
Structured Asset Securities
 Collateralized Mtge Obligation
 Series 2003-33H Cl 1A1
 10-25-33                             5.50              475,492               421,201
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2005-AR14 Cl 2A1
 12-25-35                             5.29              255,728(h)            234,628
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2006-AR10 Cl 1A1
 09-25-36                             5.93              255,882(h)            229,244
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-10 Cl A1
 10-25-35                             5.00            1,594,186             1,411,954
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-5 Cl 2A1
 05-25-35                             5.50              579,018               554,952
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR12 Cl 1A1
 09-25-36                             6.02              240,136(h)            210,867
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl 5A1
 03-25-36                             5.11              546,763(h)            486,639
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-11 Cl A68
 08-25-37                             6.00              931,379               872,357
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-14 Cl 1A2
 10-25-37                             6.00              463,551               350,252


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT  21

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-15 Cl A1
 11-25-37                             6.00%            $920,521              $805,996
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-AR9 Cl A2
 12-28-37                             6.39              466,291(h)            361,837
                                                                      ---------------
Total                                                                      84,794,783
-------------------------------------------------------------------------------------

BANKING (3.2%)
Bank of America
 Sr Unsecured
 05-01-18                             5.65            1,330,000             1,242,898
Citigroup
 Sr Unsecured
 02-14-11                             5.13              140,000               139,053
 04-11-13                             5.50              735,000               717,959
 05-15-18                             6.13              420,000               401,988
Credit Suisse New York
 Sub Nts
 02-15-18                             6.00              235,000               226,272
JPMorgan Chase & Co
 Sr Nts
 01-15-18                             6.00            1,015,000               991,462
Manufacturers & Traders Trust
 Sub Nts
 12-01-21                             5.63              615,000               466,012
Popular North America
 10-01-08                             3.88            1,510,000             1,508,294
                                                                      ---------------
Total                                                                       5,693,938
-------------------------------------------------------------------------------------

BROKERAGE (1.2%)
Lehman Brothers Holdings
 Sr Unsecured
 05-02-18                             6.88              580,000               544,494
Merrill Lynch & Co
 02-05-13                             5.45               75,000                69,993
 04-25-18                             6.88              675,000               636,417
Morgan Stanley
 Sr Unsecured
 04-01-18                             6.63            1,020,000               944,154
                                                                      ---------------
Total                                                                       2,195,058
-------------------------------------------------------------------------------------

CONSUMER PRODUCTS (0.6%)
Clorox
 Sr Unsecured
 10-15-12                             5.45              225,000               224,451
 03-01-13                             5.00              860,000               839,953
                                                                      ---------------
Total                                                                       1,064,404
-------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.2%)
Tyco Electronics Group
 10-01-12                             6.00                5,000(c)              5,032
 01-15-14                             5.95              420,000(c)            416,455
                                                                      ---------------
Total                                                                         421,487
-------------------------------------------------------------------------------------

ELECTRIC (1.9%)
Consumers Energy
 1st Mtge Series H
 02-17-09                             4.80              705,000               706,866
Duke Energy Carolinas LLC
 Sr Unsecured Series D
 03-01-10                             7.38              320,000               335,089
Exelon
 Sr Unsecured
 06-15-10                             4.45              580,000               575,989
FirstEnergy
 Sr Unsecured Series B
 11-15-11                             6.45              125,000               127,890
Nevada Power
 Series M
 03-15-16                             5.95               20,000                19,721
Nevada Power
 Sr Secured
 08-01-18                             6.50              390,000               394,867
NiSource Finance
 03-01-13                             6.15              185,000               181,647
PacifiCorp
 1st Mtge
 09-15-13                             5.45              155,000               157,245
Portland General Electric
 03-15-10                             7.88              155,000               162,438
Sierra Pacific Power
 Series M
 05-15-16                             6.00              715,000               702,704
                                                                      ---------------
Total                                                                       3,364,456
-------------------------------------------------------------------------------------

FOOD AND BEVERAGE (1.7%)
Cadbury Schweppes US Finance LLC
 10-01-08                             3.88            1,230,000(d)          1,229,400


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
FOOD AND BEVERAGE (CONT.)
ConAgra Foods
 Sr Unsecured
 09-15-11                             6.75%            $185,000              $191,398
Dr Pepper Snapple Group
 Sr Nts
 05-01-18                             6.82              215,000(d)            216,183
Molson Coors Capital Finance
 09-22-10                             4.85              640,000(c)            641,890
SABMiller
 01-15-14                             5.70              705,000(c,d)          699,022
                                                                      ---------------
Total                                                                       2,977,893
-------------------------------------------------------------------------------------

GAS PIPELINES (1.4%)
CenterPoint Energy Resources
 Sr Unsecured
 02-15-11                             7.75              175,000               181,157
Colorado Interstate Gas
 Sr Unsecured
 11-15-15                             6.80              674,000               688,186
Kinder Morgan Energy Partners LP
 Sr Unsecured
 03-15-11                             6.75              110,000               113,547
Northwest Pipeline
 Sr Unsecured
 04-15-17                             5.95              300,000               289,536
Southern Natural Gas
 Sr Unsecured
 04-01-17                             5.90              185,000(d)            177,945
Transcontinental Gas Pipe Line
 Sr Unsecured
 04-15-16                             6.40              480,000               485,400
Transcontinental Gas Pipe Line
 Sr Unsecured Series B
 08-15-11                             7.00              465,000               483,600
                                                                      ---------------
Total                                                                       2,419,371
-------------------------------------------------------------------------------------

HEALTH CARE (0.2%)
Cardinal Health
 Sr Unsecured
 06-15-12                             5.65              175,000               175,204
 06-15-13                             5.50              160,000               159,890
                                                                      ---------------
Total                                                                         335,094
-------------------------------------------------------------------------------------

HEALTH CARE INSURANCE (0.1%)
Coventry Health Care
 Sr Unsecured
 08-15-14                             6.30              160,000               149,818
 03-15-17                             5.95               75,000                65,597
                                                                      ---------------
Total                                                                         215,415
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (1.3%)
Anadarko Petroleum
 Sr Unsecured
 09-15-09                             3.18              105,000(i)            104,099
 09-15-16                             5.95              450,000               448,252
EnCana
 Sr Nts
 10-15-13                             4.75              105,000(c)            101,643
EnCana
 Sr Unsecured
 11-01-11                             6.30              505,000(c)            516,439
Nexen
 11-20-13                             5.05               55,000(c)             53,768
XTO Energy
 Sr Unsecured
 02-01-14                             4.90               75,000                71,969
 01-31-15                             5.00              370,000               348,265
 06-30-15                             5.30              615,000               594,757
                                                                      ---------------
Total                                                                       2,239,192
-------------------------------------------------------------------------------------

INTEGRATED ENERGY (0.2%)
Marathon Oil
 Sr Unsecured
 03-15-18                             5.90              330,000               321,275
-------------------------------------------------------------------------------------

LIFE INSURANCE (0.9%)
Metropolitan Life Global Funding I
 Sr Secured
 04-10-13                             5.13              585,000(d)            578,056
Pacific Life Global Funding
 04-15-13                             5.15              175,000(d)            173,810
Pricoa Global Funding I
 Secured
 10-18-12                             5.40              535,000(d)            527,783
Principal Life Income Funding Trusts
 Sr Secured
 12-14-12                             5.30              310,000               308,021
                                                                      ---------------
Total                                                                       1,587,670
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT  23

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

MEDIA CABLE (0.8%)
Comcast
 03-15-11                             5.50%            $290,000              $292,642
 03-15-16                             5.90            1,230,000             1,201,891
                                                                      ---------------
Total                                                                       1,494,533
-------------------------------------------------------------------------------------

MEDIA NON CABLE (2.2%)
British Sky Broadcasting Group
 02-23-09                             6.88              775,000(c)            788,082
 02-15-18                             6.10              385,000(c,d)          374,683
News America
 11-15-37                             6.65              100,000                94,975
Reed Elsevier Capital
 08-01-11                             6.75              360,000               372,110
RR Donnelley & Sons
 Sr Unsecured
 01-15-17                             6.13              805,000               739,927
Thomson Reuters
 08-15-09                             4.25              310,000(c)            308,336
 10-01-14                             5.70              810,000(c)            795,901
 07-15-18                             6.50              475,000(c)            475,630
                                                                      ---------------
Total                                                                       3,949,644
-------------------------------------------------------------------------------------

PROPERTY & CASUALTY (0.1%)
Berkshire Hathaway Finance
 05-15-18                             5.40              200,000(d)            198,048
-------------------------------------------------------------------------------------

RAILROADS (0.8%)
Burlington Northern Sante Fe
 01-15-15                             4.88              205,000               197,331
CSX
 Sr Unsecured
 03-15-12                             6.30              205,000               204,473
 03-15-13                             5.75              485,000               471,229
 04-01-15                             6.25              505,000               489,307
                                                                      ---------------
Total                                                                       1,362,340
-------------------------------------------------------------------------------------

REITS (0.2%)
Brandywine Operating Partnership LP
 05-01-17                             5.70               95,000                78,901
ERP Operating LP
 Sr Unsecured
 06-15-17                             5.75              210,000               188,658
Simon Property Group LP
 Sr Unsecured
 12-01-16                             5.25               50,000                44,170
                                                                      ---------------
Total                                                                         311,729
-------------------------------------------------------------------------------------

RETAILERS (0.5%)
Home Depot
 Sr Unsecured
 03-01-11                             5.20              100,000                99,110
Kohl's
 Sr Unsecured
 12-15-17                             6.25              170,000               162,117
Macys Retail Holdings
 07-15-09                             4.80              655,000               645,318
                                                                      ---------------
Total                                                                         906,545
-------------------------------------------------------------------------------------

SUPERMARKETS (0.1%)
Kroger
 04-15-12                             6.75              110,000               115,038
-------------------------------------------------------------------------------------

TOBACCO (0.2%)
Philip Morris Intl
 Sr Unsecured
 05-16-18                             5.65              385,000               372,888
-------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.6%)
Erac USA Finance
 10-15-17                             6.38            1,125,000(d)            975,735
-------------------------------------------------------------------------------------

WIRELESS (0.1%)
Rogers Communications
 08-15-18                             6.80              240,000(b,c)          240,600
-------------------------------------------------------------------------------------

WIRELINES (5.3%)
AT&T
 Sr Unsecured
 03-15-11                             6.25            1,700,000             1,758,744
 02-01-18                             5.50              895,000               873,744
Telecom Italia Capital
 11-15-13                             5.25              800,000(c)            755,054
 10-01-15                             5.25              560,000(c)            510,487
Telefonica Europe
 09-15-10                             7.75              705,000(c)            742,032
TELUS
 Sr Unsecured
 06-01-11                             8.00            1,965,000(c)          2,092,994
Verizon New York
 Sr Unsecured Series A
 04-01-12                             6.88            2,510,000             2,587,247


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
WIRELINES (CONT.)
Verizon Pennsylvania
 Sr Unsecured Series A
 11-15-11                             5.65%             $65,000               $65,392
                                                                      ---------------
Total                                                                       9,385,694
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $185,155,442)                                                     $178,234,931
-------------------------------------------------------------------------------------



MUNICIPAL BONDS (0.2%)
NAME OF ISSUER AND TITLE OF         COUPON           PRINCIPAL
ISSUE                                RATE              AMOUNT                VALUE(a)
TOBACCO
Tobacco Settlement Financing Corporation
 Revenue Bonds
 Series 2007A-1
 06-01-46                             6.71%            $455,000              $359,368
-------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(Cost: $454,955)                                                             $359,368
-------------------------------------------------------------------------------------






MONEY MARKET FUND (10.7%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 2.54%              18,936,999(l)        $18,936,999
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $18,936,999)                                                       $18,936,999
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $204,547,396)(o)                                                  $197,531,298
=====================================================================================



INVESTMENTS IN DERIVATIVES

FUTURES CONTRACTS OUTSTANDING AT JULY 31, 2008


                                NUMBER OF                                  UNREALIZED
                                CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION          LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
---------------------------------------------------------------------------------------
U.S. Long Bond, 20-year               (27)    $(3,118,500)  Sept. 2008       $(37,172)
---------------------------------------------------------------------------------------
U.S. Treasury Note, 2-year              17      3,604,000   Sept. 2008         12,955
---------------------------------------------------------------------------------------
U.S. Treasury Note, 5-year           (104)    (11,578,938)  Sept. 2008       (133,843)
---------------------------------------------------------------------------------------
U.S. Treasury Note, 10-year           (78)     (8,956,594)  Sept. 2008       (156,625)
---------------------------------------------------------------------------------------
Total                                                                       $(314,685)
---------------------------------------------------------------------------------------





                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT  25

CREDIT DEFAULT SWAP CONTRACTS OUTSTANDING AT JULY 31, 2008


                        REFERENCED      BUY/SELL   PAY/RECEIVE    EXPIRATION    NOTIONAL   UNREALIZED    UNREALIZED
COUNTERPARTY              ENTITY       PROTECTION   FIXED RATE       DATE        AMOUNT   APPRECIATION  DEPRECIATION
--------------------------------------------------------------------------------------------------------------------
Goldman Sachs              Home Depot      Buy          .50%    March 20, 2011   $95,000      $1,632          $--
--------------------------------------------------------------------------------------------------------------------
Lehman Brothers         Kinder Morgan      Buy          .41     March 20, 2011   110,000         761           --
  Special Financing   Energy Partners
--------------------------------------------------------------------------------------------------------------------
Goldman Sachs           ConAgra Foods      Buy          .18     Sept. 20, 2011   185,000       1,132           --
--------------------------------------------------------------------------------------------------------------------
Citibank                Reed Elsevier      Buy          .26     Sept. 20, 2011    85,000         381           --
                              Capital
--------------------------------------------------------------------------------------------------------------------
Goldman Sachs             FirstEnergy      Buy          .60      Dec. 20, 2011   115,000          --         (580)
--------------------------------------------------------------------------------------------------------------------
JP Morgan Chase                Kroger      Buy          .36     March 20, 2012   110,000         561           --
  Bank
--------------------------------------------------------------------------------------------------------------------
JP Morgan Chase       Cardinal Health      Buy         .225      June 20, 2012   175,000         726           --
  Bank
--------------------------------------------------------------------------------------------------------------------
Citibank                       Clorox      Buy          .31      Dec. 20, 2012   145,000       2,795           --
--------------------------------------------------------------------------------------------------------------------
JP Morgan Chase      NiSource Finance      Buy          .55      Dec. 20, 2012   185,000       5,753           --
  Bank
--------------------------------------------------------------------------------------------------------------------
Total                                                                                        $13,741        $(580)
--------------------------------------------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) At July 31, 2008, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $21,628,351. See Note 1 to the financial statements.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At July 31, 2008, the value of foreign securities represented 5.4% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2008, the value of these securities amounted to $8,856,917 or 5.0% of net assets.

(e) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.


--------------------------------------------------------------------------------
26  RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT

(g) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at July 31, 2008.

(h) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on July 31, 2008.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on July 31, 2008.

(j) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

AMBAC  -- Ambac Assurance Corporation
FSA    -- Financial Security Assurance


(k)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at July 31, 2008, is as follows:

                                           ACQUISITION
SECURITY                                      DATES                COST
------------------------------------------------------------------------
Banc of America Funding*
 Collateralized Mtge Obligation
 Series 2006-2
  Cl N1 7.25% 2046                   11-14-06 thru 07-18-08      $30,627


     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(l) Affiliated Money Market Fund -- See Note 5 to the financial statements. The rate shown is the seven-day current annualized yield at July 31, 2008.

(m) Represents comparable securities held to satisfy future delivery requirements of the following open forward sale commitments at July 31, 2008:

                        PRINCIPAL    SETTLEMENT     PROCEEDS
SECURITY                  AMOUNT        DATE       RECEIVABLE      VALUE
-------------------------------------------------------------------------
Federal Natl Mtge Assn
 08-01-23 4.50%          $325,000     08-18-08      $310,578     $311,390
 08-01-23 5.00          1,000,000     08-18-08       979,480      981,875
 08-01-23 5.50            550,000     08-18-08       552,969      551,719


(n) At July 31, 2008, investments in securities included securities valued at $472,849 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.


--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT  27

(o) At July 31, 2008, the cost of securities for federal income tax purposes was $204,994,772 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                            $820,604
Unrealized depreciation                          (8,284,078)
-----------------------------------------------------------
Net unrealized depreciation                     $(7,463,474)
-----------------------------------------------------------




HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
28  RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT

FINANCIAL STATEMENTS -----------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2008


ASSETS
Investments in securities, at value
  Unaffiliated issuers (identified cost $185,610,397)          $178,594,299
  Affiliated money market fund (identified cost $18,936,999)     18,936,999
---------------------------------------------------------------------------
Total investments in securities (identified cost
  $204,547,396)                                                 197,531,298
Cash                                                                    271
Capital shares receivable                                           351,549
Dividends and accrued interest receivable                         1,319,798
Receivable for investment securities sold                         2,336,564
Unrealized appreciation on swap contracts                            13,741
---------------------------------------------------------------------------
Total assets                                                    201,553,221
---------------------------------------------------------------------------
LIABILITIES
Forward sale commitments, at value (proceeds receivable
  $1,843,027)                                                     1,844,984
Dividends payable to shareholders                                    67,346
Capital shares payable                                              137,260
Payable for investment securities purchased                         424,028
Payable for securities purchased on a forward-commitment
  basis                                                          21,628,351
Variation margin payable                                            119,312
Unrealized depreciation on swap contracts                               580
Accrued investment management services fees                           2,321
Accrued distribution fees                                               672
Accrued transfer agency fees                                            307
Accrued administrative services fees                                    338
Other accrued expenses                                               76,161
---------------------------------------------------------------------------
Total liabilities                                                24,301,660
---------------------------------------------------------------------------
Net assets applicable to outstanding capital stock             $177,251,561
---------------------------------------------------------------------------
REPRESENTED BY
Capital stock -- $.01 par value                                $    189,640
Additional paid-in capital                                      187,181,471
Undistributed net investment income                                 151,573
Accumulated net realized gain (loss)                             (2,951,544)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                     (7,319,579)
---------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                $177,251,561
---------------------------------------------------------------------------




--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT  29

JULY 31, 2008


NET ASSET VALUE PER SHARE
                              NET ASSETS  SHARES OUTSTANDING  NET ASSET VALUE PER SHARE
Class A                     $ 62,676,888           6,707,418                      $9.34(1)
Class B                     $  7,350,615             786,840                      $9.34
Class C                     $  1,600,298             171,367                      $9.34
Class I                     $105,609,598          11,296,909                      $9.35
Class R4                    $      9,369               1,000                      $9.37
Class W                     $      4,793                 512                      $9.36
---------------------------------------------------------------------------------------


(1) The maximum offering price per share for Class A is $9.63. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 2008


INVESTMENT INCOME
Income:
Interest                                                       $ 8,554,579
Income distributions from affiliated money market fund             261,438
--------------------------------------------------------------------------
Total income                                                     8,816,017
--------------------------------------------------------------------------
Expenses:
Investment management services fees                                792,200
Distribution fees
  Class A                                                          155,586
  Class B                                                           94,180
  Class C                                                           16,366
  Class W                                                               14
Transfer agency fees
  Class A                                                           96,906
  Class B                                                           15,671
  Class C                                                            2,589
  Class R4                                                               4
  Class W                                                               12
Administrative services fees                                       115,529
Plan administration services fees -- Class R4                           25
Compensation of board members                                        3,155
Custodian fees                                                      60,185
Printing and postage                                                36,860
Registration fees                                                   58,036
Professional fees                                                   35,618
Other                                                                8,336
--------------------------------------------------------------------------
Total expenses                                                   1,491,272
  Expenses waived/reimbursed by the Investment Manager and
    its affiliates                                                (279,360)
  Earnings and bank fee credits on cash balances                    (1,150)
--------------------------------------------------------------------------
Total net expenses                                               1,210,762
--------------------------------------------------------------------------
Investment income (loss) -- net                                  7,605,255
--------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                            920,649
  Futures contracts                                               (323,978)
  Swap transactions                                               (464,150)
--------------------------------------------------------------------------
Net realized gain (loss) on investments                            132,521
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                    (5,367,952)
--------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies           (5,235,431)
--------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                   $ 2,369,824
--------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT  31

STATEMENTS OF CHANGES IN NET ASSETS


YEAR ENDED JULY 31,                                                2008          2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                $  7,605,255  $  6,710,454
Net realized gain (loss) on investments                             132,521       399,945
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                             (5,367,952)     (101,167)
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                      2,369,824     7,009,232
-----------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                      (2,537,723)   (2,943,020)
    Class B                                                        (313,610)     (466,993)
    Class C                                                         (54,549)      (63,695)
    Class I                                                      (4,066,656)   (3,369,145)
    Class R4                                                           (418)         (488)
    Class W                                                            (245)         (141)
-----------------------------------------------------------------------------------------
Total distributions                                              (6,973,201)   (6,843,482)
-----------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                 26,521,034    20,321,054
  Class B shares                                                  2,841,062     2,916,919
  Class C shares                                                    331,683       491,010
  Class I shares                                                 32,583,257    16,543,123
  Class R4 shares                                                        --         5,824
  Class W shares                                                     71,191         5,000
Reinvestment of distributions at net asset value
  Class A shares                                                  2,285,030     2,658,262
  Class B shares                                                    290,222       424,873
  Class C shares                                                     48,376        56,908
  Class I shares                                                  4,089,623     3,343,089
  Class R4 shares                                                        --            33
Payments for redemptions
  Class A shares                                                (26,063,812)  (33,053,674)
  Class B shares                                                 (5,246,848)   (8,901,112)
  Class C shares                                                   (338,047)     (587,750)
  Class I shares                                                 (7,224,331)   (6,574,119)
  Class R4 shares                                                        --        (5,851)
  Class W shares                                                    (71,091)           --
-----------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                   30,117,349    (2,356,411)
-----------------------------------------------------------------------------------------
Total increase (decrease) in net assets                          25,513,972    (2,190,661)
Net assets at beginning of year                                 151,737,589   153,928,250
-----------------------------------------------------------------------------------------
Net assets at end of year                                      $177,251,561  $151,737,589
-----------------------------------------------------------------------------------------
Undistributed (excess of distributions over) net investment
  income                                                       $    151,573  $    (30,685)
-----------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
32  RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Limited Duration Bond Fund (the Fund) is a series of RiverSource Bond Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Bond Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in securities like those included in the Lehman Brothers Intermediate Aggregate Bond Index (the Index). The Index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities.

The Fund offers Class A, Class B, Class C, Class I, Class R4 and Class W shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership. Effective March 3, 2008, Class B shares were closed to new investors and new purchases.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

- Class W shares are sold without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At July 31, 2008, RiverSource Life Insurance Company (RiverSource Life), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), parent company of RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) owned 100% of Class R4 shares. The Investment Manager and the RiverSource affiliated funds-of-funds owned 100% of Class I shares and the Investment Manager owned 100% of Class W shares.

At July 31, 2008, RiverSource Life, the Investment Manager and the RiverSource affiliated funds-of-funds owned approximately 60% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT  33

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES
At July 31, 2008, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at July 31, 2008 was $6,786 representing 0.004% of net assets. These securities may be valued at fair value according to procedures approved, in good faith, by the Board. According to

--------------------------------------------------------------------------------
34  RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT

Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At July 31, 2008, the Fund has outstanding when-issued securities of $21,628,351.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain or loss. Losses may arise due to changes in the value of the securities or if a counterparty does not perform under the terms of the agreement. If a counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt

--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT 35 securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At July 31, 2008, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At July 31, 2008, the Fund had no outstanding forward foreign currency contracts.


--------------------------------------------------------------------------------
36  RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT

FORWARD SALE COMMITMENTS
The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the Notes to Portfolio of Investments.

CREDIT DEFAULT SWAP TRANSACTIONS
The Fund may enter into credit default swap contracts to increase or decrease its credit exposure to an issuer, obligation, portfolio, or index of issuers or obligations, to hedge its exposure on an obligation that it owns or in lieu of selling such obligations. As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If the credit event specified in the contract occurs, the Fund will be required to deliver either the referenced obligation or an equivalent cash amount to the protection seller and in exchange the Fund will receive the notional amount from the seller. The difference between the value of the obligation delivered and the notional amount received will be recorded as a realized gain (loss). As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If the credit event specified in the contract occurs, the Fund will receive the referenced obligation or an equivalent cash amount in exchange for the payment of the notional amount to the protection buyer. The difference between the value of the obligation received and the notional amount paid will be recorded as a realized gain (loss). As a protection seller, the maximum amount of the payment made by the Fund may equal the notional amount, at par, of the underlying index or security as a result of the related credit event.


--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT  37

The notional amounts of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) on the Statement of Operations. At July 31, 2008, there were no credit default swap contracts outstanding which had a premium paid or received by the Fund. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, recognition of unrealized appreciation (depreciation) for certain derivative

--------------------------------------------------------------------------------
38 RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT investments, post-October losses, and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $449,796 and accumulated net realized loss has been decreased by $449,796.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED JULY 31,                          2008        2007*
----------------------------------------------------------------
CLASS A
Distributions paid from:
    Ordinary income.....................  $2,537,723  $2,943,020
    Long-term capital gain..............          --          --
CLASS B
Distributions paid from:
    Ordinary income.....................     313,610     466,993
    Long-term capital gain..............          --          --
CLASS C
Distributions paid from:
    Ordinary income.....................      54,549      63,695
    Long-term capital gain..............          --          --
CLASS I
Distributions paid from:
    Ordinary income.....................   4,066,656   3,369,145
    Long-term capital gain..............          --          --
CLASS R4
Distributions paid from:
    Ordinary income.....................         418         488
    Long-term capital gain..............          --          --
CLASS W
Distributions paid from:
    Ordinary income.....................         245         141
    Long-term capital gain..............          --          --


* Class W is for the period from Dec. 1, 2006 (inception date) to July 31, 2007.

At July 31, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income...................  $   292,938
Undistributed accumulated long-term gain........  $        --
Accumulated realized loss.......................  $(2,491,213)
Unrealized appreciation (depreciation)..........  $(7,853,929)




--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT  39

RECENT ACCOUNTING PRONOUNCEMENTS
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after Nov. 15, 2008. As of July 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning Aug. 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.48% to

--------------------------------------------------------------------------------
40  RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT

0.29% annually as the Fund's assets increase. The management fee for the year ended July 31, 2008 was 0.48% of the Fund's average daily net assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase. The fee for the year ended July 31, 2008 was 0.07% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Funds and the Board. For the year ended July 31, 2008, other expenses paid to this company were $443.

COMPENSATION OF BOARD MEMBERS
Compensation of board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $20.50 for Class A, $21.50 for Class B and $21.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.


--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT  41

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Prior to Oct. 1, 2007, Ameriprise Financial Services, Inc. also served as a principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $272,000 and $11,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2008, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $78,644 for Class A, $13,558 for Class B and $53 for Class C for the year ended July 31, 2008.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended July 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class A.............................................  0.89%
Class B.............................................  1.65
Class C.............................................  1.64
Class I.............................................  0.52
Class R4............................................  0.51
Class W.............................................  0.97


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A...........................................  $22,485
Class B...........................................    3,553
Class C...........................................      646
Class R4..........................................        4




--------------------------------------------------------------------------------
42  RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT

The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R4............................................  $25


The management fees waived/reimbursed at the Fund level were $252,647.

Under an agreement which was effective until July 31, 2008, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) would not exceed the following percentage of the Fund's average daily net assets:

Class A.............................................  0.89%
Class B.............................................  1.65
Class C.............................................  1.64
Class I.............................................  0.52
Class R4............................................  0.77
Class W.............................................  0.97


Effective Aug. 1, 2008, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until July 31, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed the following percentage of the Fund's average daily net assets:

Class A.............................................  0.89%
Class B.............................................  1.65
Class C.............................................  1.64
Class I.............................................  0.53
Class R4............................................  0.77
Class W.............................................  0.98


(*) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS
During the year ended July 31, 2008, the Fund's custodian and transfer agency fees were reduced by $1,150 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations, but including mortgage dollar rolls) aggregated $389,347,427 and

--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT  43

$368,365,556, respectively, for the year ended July 31, 2008. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                           YEAR ENDED JULY 31, 2008
                                       ISSUED FOR
                                       REINVESTED                       NET
                             SOLD    DISTRIBUTIONS   REDEEMED   INCREASE (DECREASE)
-----------------------------------------------------------------------------------
Class A                   2,750,325     237,754     (2,705,890)         282,189
Class B                     294,168      30,189       (547,491)        (223,134)
Class C                      34,460       5,036        (35,142)           4,354
Class I                   3,385,589     425,624       (748,491)       3,062,722
Class W                       7,375          --         (7,375)              --
-----------------------------------------------------------------------------------


                                           YEAR ENDED JULY 31, 2007
                                       ISSUED FOR
                                       REINVESTED                       NET
                             SOLD    DISTRIBUTIONS   REDEEMED   INCREASE (DECREASE)
-----------------------------------------------------------------------------------
Class A                   2,103,054     275,184     (3,422,168)      (1,043,930)
Class B                     302,267      43,993       (923,525)        (577,265)
Class C                      51,071       5,896        (61,011)          (4,044)
Class I                   1,716,233     346,080       (681,108)       1,381,205
Class R4                        602           3           (605)              --
Class W*                        512          --             --              512
-----------------------------------------------------------------------------------


* For the period from Dec. 1, 2006 (inception date) to July 31, 2007.

5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $84,841,693 and $72,978,179, respectively, for the year ended July 31, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at July 31, 2008, can be found in the Portfolio of Investments.

6. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on

--------------------------------------------------------------------------------
44  RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT

Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended July 31, 2008.

7. CAPITAL LOSS CARRY-OVER AND POST-OCTOBER LOSS

For federal income tax purposes, the Fund had a capital loss carry-over of $2,205,797 at July 31, 2008, that if not offset by capital gains will expire in 2015.

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2007 and its fiscal year end ("post-October loss") as occurring on the first day of the following tax year. At July 31, 2008, the Fund had a post-October loss of $285,416 that is treated for income tax purposes as occurring on Aug. 1, 2008.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.


--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT  45

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required

--------------------------------------------------------------------------------
46 RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT  47

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                         2008        2007        2006        2005        2004
Net asset value, beginning of period                $9.58       $9.57       $9.79       $9.76       $9.65
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .43(b)      .42(b)      .37         .29         .22
Net gains (losses) (both realized and
 unrealized)                                         (.27)        .02        (.21)        .04         .11
---------------------------------------------------------------------------------------------------------
Total from investment operations                      .16         .44         .16         .33         .33
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.40)       (.43)       (.36)       (.30)       (.22)
Distributions from realized gains                      --          --        (.02)         --          --
---------------------------------------------------------------------------------------------------------
Total distributions                                  (.40)       (.43)       (.38)       (.30)       (.22)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.34       $9.58       $9.57       $9.79       $9.76
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $63         $62         $71         $83        $103
---------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                        1.08%       1.11%       1.09%       1.05%       1.03%
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     .89%        .89%        .90%        .94%        .96%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                        4.45%       4.34%       3.80%       2.89%       2.31%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(g)                           218%        263%        328%        316%        317%
---------------------------------------------------------------------------------------------------------
Total return(h)                                     1.56%       4.63%       1.73%       3.35%       3.46%
---------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(f) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(g) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 124% for the year ended July 31, 2008.
(h) Total return does not reflect payment of a sales charge.


--------------------------------------------------------------------------------
48  RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT

CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                         2008        2007        2006        2005        2004
Net asset value, beginning of period                $9.58       $9.57       $9.79       $9.76       $9.66
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .36(b)      .34(b)      .30         .21         .15
Net gains (losses) (both realized and
 unrealized)                                         (.28)        .02        (.21)        .04         .10
---------------------------------------------------------------------------------------------------------
Total from investment operations                      .08         .36         .09         .25         .25
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.32)       (.35)       (.29)       (.22)       (.15)
Distributions from realized gains                      --          --        (.02)         --          --
---------------------------------------------------------------------------------------------------------
Total distributions                                  (.32)       (.35)       (.31)       (.22)       (.15)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.34       $9.58       $9.57       $9.79       $9.76
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $7         $10         $15         $25         $21
---------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                        1.84%       1.87%       1.86%       1.82%       1.78%
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                    1.65%       1.65%       1.66%       1.70%       1.71%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                        3.69%       3.57%       3.02%       2.17%       1.57%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(g)                           218%        263%        328%        316%        317%
---------------------------------------------------------------------------------------------------------
Total return(h)                                      .80%       3.84%       1.00%       2.56%       2.58%
---------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(f) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(g) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 124% for the year ended July 31, 2008.
(h) Total return does not reflect payment of a sales charge.


--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT  49

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                         2008        2007        2006        2005        2004
Net asset value, beginning of period                $9.57       $9.56       $9.79       $9.75       $9.65
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .36(b)      .35(b)      .30         .21         .15
Net gains (losses) (both realized and
 unrealized)                                         (.27)        .01        (.22)        .05         .10
---------------------------------------------------------------------------------------------------------
Total from investment operations                      .09         .36         .08         .26         .25
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.32)       (.35)       (.29)       (.22)       (.15)
Distributions from realized gains                      --          --        (.02)         --          --
---------------------------------------------------------------------------------------------------------
Total distributions                                  (.32)       (.35)       (.31)       (.22)       (.15)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.34       $9.57       $9.56       $9.79       $9.75
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $2          $2          $2          $2          $2
---------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                        1.83%       1.86%       1.86%       1.81%       1.79%
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                    1.64%       1.64%       1.67%       1.70%       1.72%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                        3.71%       3.59%       3.07%       2.14%       1.56%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(g)                           218%        263%        328%        316%        317%
---------------------------------------------------------------------------------------------------------
Total return(h)                                      .91%       3.84%        .89%       2.67%       2.58%
---------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(f) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(g) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 124% for the year ended July 31, 2008.
(h) Total return does not reflect payment of a sales charge.


--------------------------------------------------------------------------------
50  RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT

CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                                                                  2004(b-
Fiscal period ended July 31,                         2008        2007        2006        2005          )
Net asset value, beginning of period                $9.58       $9.57       $9.79       $9.76       $9.90
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .46(c)      .45(c)      .40         .32         .11
Net gains (losses) (both realized and
 unrealized)                                         (.26)        .02        (.21)        .03        (.14)
---------------------------------------------------------------------------------------------------------
Total from investment operations                      .20         .47         .19         .35        (.03)
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.43)       (.46)       (.39)       (.32)       (.11)
Distributions from realized gains                      --          --        (.02)         --          --
---------------------------------------------------------------------------------------------------------
Total distributions                                  (.43)       (.46)       (.41)       (.32)       (.11)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.35       $9.58       $9.57       $9.79       $9.76
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $106         $79         $66         $70         $27
---------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         .67%        .70%        .69%        .73%        .71%(f)
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     .52%        .54%        .58%        .68%        .64%(f)
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                        4.83%       4.70%       4.17%       3.27%       2.83%(f)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(i)                           218%        263%        328%        316%        317%
---------------------------------------------------------------------------------------------------------
Total return                                        2.04%       4.99%       2.03%       3.62%       (.36%)(j)
---------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (inception date) to July 31, 2004.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 124% for the year ended July 31, 2008.
(j) Not annualized.


--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT  51

CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                         2008        2007        2006        2005        2004
Net asset value, beginning of period                $9.58       $9.57       $9.79       $9.75       $9.65
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .47(b)      .43(b)      .38         .30         .24
Net gains (losses) (both realized and
 unrealized)                                         (.26)        .02        (.21)        .05         .10
---------------------------------------------------------------------------------------------------------
Total from investment operations                      .21         .45         .17         .35         .34
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.42)       (.44)       (.37)       (.31)       (.24)
Distributions from realized gains                      --          --        (.02)         --          --
---------------------------------------------------------------------------------------------------------
Total distributions                                  (.42)       (.44)       (.39)       (.31)       (.24)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.37       $9.58       $9.57       $9.79       $9.75
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $--         $--         $--         $--         $--
---------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         .98%        .98%        .92%        .95%        .87%
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     .51%        .73%        .74%        .77%        .80%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                        4.84%       4.48%       3.91%       3.22%       2.44%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(g)                           218%        263%        328%        316%        317%
---------------------------------------------------------------------------------------------------------
Total return                                        2.14%       4.82%       1.88%       3.62%       3.53%
---------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(f) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(g) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 124% for the year ended July 31, 2008.


--------------------------------------------------------------------------------
52  RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT

CLASS W


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                              2007(b-
Fiscal period ended July 31,                         2008          )
Net asset value, beginning of period                $9.58       $9.76
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                       .47         .27
Net gains (losses) (both realized and
 unrealized)                                         (.30)       (.18)
---------------------------------------------------------------------------------------------------------
Total from investment operations                      .17         .09
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.39)       (.27)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.36       $9.58
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $--         $--
---------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.14%       1.12%(f)
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     .97%        .97%(f)
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                        4.50%       4.34%(f)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(i)                           218%        263%
---------------------------------------------------------------------------------------------------------
Total return                                        1.68%       1.00%(j)
---------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 1, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 124% for the year ended July 31, 2008.
(j) Not annualized.


--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT  53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE LIMITED DURATION BOND FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Limited Duration Bond Fund (the
Fund) (one of the portfolios constituting the RiverSource Bond Series, Inc.) as of July 31, 2008, and the related statement of operations for the year then ended, and statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
54  RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Limited Duration Bond Fund of the RiverSource Bond Series, Inc. at July 31, 2008, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
September 22, 2008


--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT  55

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2008


INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................      0.00%
    Dividends Received Deduction for corporations................      0.00%
    U.S. Government Obligations..................................     13.77%


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
56  RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 104 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Funds, 1999-2006; former Governor of  None
901 S. Marquette Ave.      1999                  Minnesota
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 53
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley College
Age 57
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 72
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Board member since    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      2002 and Chair of     College                                                  Inc. (manufactures
Minneapolis, MN 55402      the Board since 2007                                                           irrigation systems)
Age 69

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT  57

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceutical, Inc.
Minneapolis, MN 55402                            Biotech                                                  (biotechnology);
Age 64                                                                                                    Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. and President,
Financial Center           Vice President since  Chairman of the Board and Chief Investment Officer,
Minneapolis, MN 55474      2002                  RiverSource Investments, LLC since 2005; Director,
Age 47                                           President and Chief Executive Officer, Ameriprise
                                                 Certificate Company since 2006; Chairman of the Board,
                                                 Chief Executive Officer and President, RiverSource
                                                 Distributors, Inc. since 2006; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc. and Chairman of the Board and Chief
                                                 Investment Officer, RiverSource Investments, LLC, 2001-
                                                 2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


--------------------------------------------------------------------------------
58  RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Senior Vice President -- Asset Management, Products and
172 Ameriprise Financial                         Marketing, RiverSource Investments, LLC since 2006;
Center                                           Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 42                                           since 2006; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004
--------------------------------------------------------------------------------------------------------

Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 44                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Vice President -- Asset Management and Trust Company
5228 Ameriprise Financial  2006                  Services, RiverSource Investments, LLC since 2006; Vice
Center Minneapolis, MN                           President -- Operations and Compliance, RiverSource
55474                                            Investments, LLC, 2004-2006; Director of Product
Age 42                                           Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. since 2006; Vice
Minneapolis, MN 55474                            President, General Counsel and Secretary, Ameriprise
Age 49                                           Certificate Company since 2005; Vice President -- Asset
                                                 Management Compliance, Ameriprise Financial, Inc.,
                                                 2004-2005; Senior Vice President and Chief Compliance
                                                 Officer, USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Jennifer D. Lammers        Chief Compliance      U.S. Asset Management Chief Compliance Officer,
172 Ameriprise Financial   Officer since 2006    RiverSource Investments, LLC since 2006;
Center                                           Director -- Mutual Funds, Voyageur Asset Management,
Minneapolis, MN 55474                            2003-2006; Director of Finance, Voyageur Asset
Age 47                                           Management, 2000-2003

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT  59

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 44                                           American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
60  RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource Investments provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2008, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 9-10, 2008 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, particularly in the areas of trading systems, new product initiatives, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services

--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT  61

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------



being performed under the IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2007. The Board observed that the Fund's investment performance was appropriate in light of the particular management style and market conditions involved.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was below the peer group's median expense ratio shown in the reports. Based on its

--------------------------------------------------------------------------------
62  RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 10, 2008, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                RIVERSOURCE LIMITED DURATION BOND FUND -- 2008 ANNUAL REPORT  63

RIVERSOURCE LIMITED DURATION BOND FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., Member FINRA, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C) 2008 RiverSource Distributors, Inc.                            S-6265 H (9/08)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees for the year ended July 31, to Ernst & Young LLP for professional services rendered for the audits of the annual financial statements for RiverSource Bond Series, Inc. were as follows:

                         2008 - $121,460   2007 - $139,250

(b) Audit - Related Fees. The fees for the year ended July 31, to Ernst & Young LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 and the semiannual financial statement reviews for RiverSource Bond Series, Inc. were as follows:

                           2008 - $3,500   2007 - $3,975

(c) Tax Fees. The fees for the year ended July 31, to Ernst & Young LLP for tax compliance related services for RiverSource Bond Series, Inc. were as follows:

                          2008 - $13,992   2007 - $16,200

(d) All Other Fees. The fees for the year ended July 31, to Ernst & Young LLP for additional professional services rendered for RiverSource Bond Series, Inc. were as follows:

                               2008 - $0   2007 - $0

     (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2008 and 2007 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended July 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                         2008 - $630,692   2007 - $252,255

(h) 100% of the services performed in item (g) above during 2008 and 2007 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource Bond Series, Inc.


By /s/ Patrick T. Bannigan
   -------------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date October 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   -------------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date October 3, 2008


By /s/ Jeffrey P. Fox
   -------------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial
   Officer

Date October 3, 2008